UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

December 31, 2016

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 10% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 10, 18, and 29 for each fund’s top contributors. See pages 11, 21-22, and 30 for each fund’s portfolio composition. See pages 39-40 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 110 for index definitions. You cannot invest directly in an index.

Please see page 112 for industry definitions.

Fund Summary	3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2016	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	11.98%	6.87%	13.42%	5.59%	6.00%	7.83%
Russell 3000 Index	12.74%	8.43%	14.67%	7.07%	7.11%	7.86%
Morningstar Large Blend Category Average	10.07%	6.29%	12.61%	5.58%	5.56%	6.32%
Gross Expense Ratio: 1.28% Net Expense Ratio* as of 4/30/16: 1.18%

Litman Gregory Masters International Fund (12/1/97)	-4.61%	-4.29%	5.02%	1.24%	5.87%	6.85%
MSCI ACWI ex-U.S. Index	4.49%	-1.78%	5.00%	0.96%	5.87%	4.74%
MSCI EAFE Index	1.00%	-1.60%	6.53%	0.75%	5.28%	4.33%
Morningstar Foreign Large Blend Category Average	0.66%	-2.06%	5.80%	0.39%	4.54%	3.73%
Russell Global ex US Large Cap Index	4.84%	-1.00%	5.90%	1.77%	6.47%	5.40%
Gross Expense Ratio: 1.24% Net Expense Ratio* as of 4/30/16: 0.99%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	18.82%	-0.37%	9.91%	5.23%	n/a	7.84%
Russell 2000 Index	21.31%	6.74%	14.46%	7.07%	n/a	10.00%
Morningstar Small Blend Category Average	20.62%	5.84%	13.46%	6.40%	n/a	9.45%
Gross Expense Ratio: 1.69% Net Expense Ratio* as of 4/30/16: 1.59%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	6.87%	3.18%	5.02%	n/a	n/a	5.45%
Bloomberg Barclays U.S. Aggregate Bond Index	2.66%	3.04%	2.24%	n/a	n/a	2.35%
3-Month LIBOR	0.68%	0.40%	0.40%	n/a	n/a	0.39%
Morningstar Multialternative Category Average	0.76%	-0.13%	1.28%	n/a	n/a	1.49%
HFRX Global Hedge Fund Index	2.51%	-0.60%	1.64%	n/a	n/a	1.47%
Russell 1000 Index	12.05%	8.59%	14.69%	n/a	n/a	16.40%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/16: 1.49%
Total Operating Expenses[2] as of 4/30/16: 1.85%
Gross Expense Ratio as of 4/30/16: 1.94%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

* Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2016. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through 4/30/2017.

1.  Does not include dividend expense on short sales of 0.23% and interest expense of 0.13%

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder:

In a year of political upheaval, U.S. stocks delivered double-digit returns while developed foreign stock markets struggled. U.S. stocks have now outperformed foreign stocks in six of the last seven years. In the United States, for the year ended December 31, 2016, the S&P 500 Index was up 11.98% and small caps did even better, with the Russell 2000 Index of small-cap stocks returning 21.31%. In foreign markets, the MSCI EAFE Index, which tracks developed non-U.S. markets, was barely positive, returning 1.00%. Emerging markets, though, were a bright spot after years of poor performance. The MSCI Emerging Markets Index returned 11.60%. Investment-grade bond returns continued to be restrained by their low yields. The Bloomberg Barclays U.S. Aggregate Bond Index returned only 2.65%.

On September 30, 2016, the Litman Gregory Masters Alternative Strategies Fund reached its five-year anniversary. As of 12/31/2016, the fund continues to have the highest risk-adjusted return based on Sharpe ratio since its inception. It also received a five-star Overall Morningstar RatingTM as of 12/31/2016 among 239 Multialternative funds based on risk-adjusted return.i

We’ve commented at times about the unusually long period of challenged performance on the part of active managers. It’s well established that, on average, active funds underperform their index benchmarks over the long run. This isn’t surprising since active funds collectively make up a large portion of the market. That’s why one would expect their performance, on average, to reflect market index returns on a before-fee basis while trailing indexes on an after-fee basis. But there are periods in which the percentage of funds beating the market trends higher. In essence, there is a cyclical element to environments when active does or does not do well. It’s been quite some time since we’ve experienced a positive cycle for active management.

A number of factors also influence how easy or hard it is for active managers to outperform indexes. When certain tailwinds exist for active managers, a higher proportion of active managers outperform, and these are the times when skilled managers tend to do well. Higher dispersion of stock-price performance tends to make it easier for good stock pickers. Active U.S. equity managers also tend to perform better relative to benchmarks when foreign stocks outperform, when small stocks outperform, and when value stock returns beat growth stock returns. These relationships exist because the average U.S. stock fund tends to have some foreign stock exposure and tends to own stocks with somewhat smaller market caps than its index benchmark. And when value stocks perform well, it typically means that fundamental analysis is being well rewarded—skilled analysis of a company’s prospects and valuation pay off. (A good example of that dynamic was the huge outperformance of growth stocks during the tech bubble of the late 1990s, followed by the huge outperformance of value stocks as investors refocused on what companies were actually earning and likely to earn relative to their stock prices.)

So certain environments are better for active management, and this hasn’t been the case in recent years. The dispersion of stock returns has been low. Foreign stocks, as we noted, have been very poor performers in recent years. Moreover, value stocks underperformed growth stocks for most of the post–financial crisis period. And small caps trailed large caps by a wide margin in 2014 and 2015. These trends amounted to a collective headwind for active stock pickers.

However, in the second half of 2016, these trends shifted. Value stock returns dominated growth stock returns. Small caps dominated large caps. And foreign stock returns were competitive. According to the Leuthold Group, by the fourth quarter of 2016, 55% of active managers were outperforming.1 While not all our funds are impacted by the same variables, three of our four funds beat their benchmarks in the second half of the year as some of the active management headwinds calmed. Over this period, our oldest fund, the Litman Gregory Masters Equity Fund, returned 10.61% versus 8.79% for the Russell 3000 Index.

[1]	Source: Leuthold Group’s February 2017 article by Scott Opsal, Active vs. Passive Return Drivers: A Year-End Update

Fund Summary	5

In the 20-year life of the Litman Gregory Masters Funds, there have been periods that were friendly to active managers, and during those periods Masters Funds tended to do quite well. For example, in the six years ending in 2004, the Equity Fund returned 7.47% compared to 2.21% for its Russell 3000 benchmark. These periods of strong performance for active management contributed to the long-term records of the Equity Fund and the Litman Gregory Masters International Fund. This is why despite a very rough year of underperformance for the International Fund, its annualized return since inception exceeds its MSCI benchmark by more than two percentage points. And it is why the Equity Fund has been able to match its benchmark over its 20-year life despite struggling at times since the mid-2000s; however, it is ahead of its benchmark in the post–financial crisis periods (since the end of 2008).

Performance as of 12/31/2016
	Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional Class (12/31/96)	3.84%	11.98%	6.87%	13.42%	5.59%	7.83%
Russell 3000 Index	4.21%	12.74%	8.43%	14.67%	7.07%	7.86%
Morningstar Large Blend Category*	3.86%	10.07%	6.29%	12.61%	5.58%	6.32%
Litman Gregory Masters Equity Fund Investor Class (4/30/2009)	3.81%	11.72%	6.60%	13.21%	n/a	14.18%
Russell 3000 Index	4.21%	12.74%	8.43%	14.67%	n/a	15.65%
Morningstar Large Blend Category*	3.86%	10.07%	6.29%	12.61%	n/a	13.47%
* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it’s better categorized as Large Blend.
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Institutional Class were 1.28% and 1.18%, respectively; and for the Investor Class were 1.53% and 1.43%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. All performance discussions in this report refer to the Institutional share class.

Over the long run we aim to do much better relative to our benchmarks, especially with respect to the Equity Fund, but the points in time when we measure performance matter. We hope that we are now measuring near the bottom of a long cycle in terms of the competitiveness of active management in general, and our funds in particular. The inference is that perhaps we are near a positive turning point. We will see.

We also continue to wait for a turning point in the relative performance of foreign stocks compared to U.S. stocks. The relative performance of these two groups also tends to be cyclical. The current up-cycle for U.S. stocks’ relative performance has been one of the longer periods over the past 50 years. During this period, U.S. stocks have returned 110.6% compared to only 5.0% for foreign stocks. The result of this huge outperformance is that foreign stocks appear to be much more attractively valued than U.S. stocks.

Based on our analysis, expected five-year returns for foreign stocks as a group are in the low double-digits compared to low-single-digit expected returns for the S&P 500. Of course, there is no guarantee that our analysis of expected returns will play out, and the strong recent trend for U.S. stocks might continue for a while—we don’t have a view on when things could turn and there is plenty to be concerned about for global equity investors. However, in aggregate, we believe risks are largely reflected in the prices of foreign stocks (though not fully discounted). Moreover, history and investment logic also tell us that high starting-point valuations are a strong predictor of low future returns when looking out over a five-to-10-plus-year horizon. And the opposite is also true. We believe the International Fund should benefit when foreign stocks go through a more positive cycle—an environment that seems to us to be overdue.

6	Litman Gregory Funds Trust

We and the Litman Gregory Masters Funds sub-advisors continue to focus on rigorous, thoughtful, and disciplined fundamental analysis, and we believe this is the key to strong long-term investment performance. Our confidence in the Masters Funds is reflected in the collective investment of Litman Gregory’s ownership group, employees, and Masters independent trustees. As of the end of 2016, this investment totaled $21 million.

Sincerely,

Ken Gregory, Chairman

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee Portfolio Manager

Rajat Jain, Portfolio Manager

[i]	For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. Litman Gregory Masters Alternative Strategies Fund was rated against the following numbers of Multialternative funds over the following time periods as of 12/31/2016: 239 funds in the last three years, and 141 funds in the last five years. With respect to these Multialternative funds, Litman Gregory Masters Alternative Strategies (MASFX) received a Morningstar Rating of 5 stars and 5 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics.

©2017 Morningstar Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Fund Summary	7

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund had a strong absolute return of 11.98% in 2016. This return slightly trailed the 12.74% gain for the fund’s Russell 3000 Index benchmark. The fund also lags its benchmark over the trailing five- and 10-year periods, and has performed in-line with it since inception. Notably, the fund outperformed its Morningstar Large Blend peer group in 2016 as well as over the trailing three-, five-, 10-year, and since-inception periods. Since the fund’s inception (12/31/96), the fund has outperformed this peer group by over 150 basis points, annualized.

Performance as of 12/31/2016
	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional Class (12/31/96)	11.98%	6.87%	13.42%	5.59%	6.00%	7.83%
Russell 3000 Index	12.74%	8.43%	14.67%	7.07%	7.11%	7.86%
Morningstar Large Blend Category*	10.07%	6.29%	12.61%	5.58%	5.56%	6.32%
Litman Gregory Masters Equity Fund Investor Class (4/30/2009)	11.72%	6.60%	13.21%	n/a	n/a	14.18%
Russell 3000 Index	12.74%	8.43%	14.67%	n/a	n/a	15.65%
Morningstar Large Blend Category*	10.07%	6.29%	12.61%	n/a	n/a	13.47%
* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Institutional Class were 1.28% and 1.18%, respectively; and for the Investor Class were 1.53% and 1.43%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. All performance discussions in this report refer to the Institutional share class. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund.

Performance of Managers

The performance of the fund’s seven sub-advisors was mixed in 2016. Four managers outperformed their respective benchmarks (net of advisory fees), while three managers underperformed. From an investment-style perspective, performance varied across the value-oriented managers and the blend managers outperformed, while the sole growth manager significantly underperformed.

Key Performance Drivers

Sector allocation contributed to the fund’s relative performance versus its benchmark in 2016, while stock selection had a negative effect. As is always the case, there were noteworthy contributors and detractors in the one-year period. However, it is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The financials sector had a positive impact on relative performance during the year. Four financial companies made the list of top 10 contributors for the period. Financials performed especially well in the fourth quarter, given investors’ expectations that a Trump administration and a Republican majority in Congress would lead to increased spending on infrastructure projects and less regulation. In addition, there was speculation that President-elect Trump’s proposed tax reform plan would enhance economic growth and subsequently allow for interest rates to return to a higher, more normalized level, benefiting companies in the sector.

Harris Associates’ Bill Nygren, who owns Bank of America (which gained over 30% in the period), points out the entire financial sector came under pressure early in the year due to concerns about the economy and interest rate expectations, which hurt banks’ net interest margins. Bank of America’s second quarter earnings per share of $0.36, however, exceeded analysts’ expectations of $0.33, despite the challenging interest-rate environment. Nygren’s team also liked that net income grew across all four business segments and that the company returned approximately $2 billion to shareholders via repurchases and dividends during the second quarter. Nygren believes Bank of America remains attractively priced, even in the absence of higher interest rates.

Berkshire Hathaway and BNY Mellon are owned by both Chris Davis and FMI’s Pat English and Andy Ramer. These stocks were up over 23% and 17%, respectively. English and Ramer believe Berkshire Hathaway shares offer attractive value at the prevailing market

8	Litman Gregory Funds Trust

price, particularly because the firm’s operating businesses and investments are of relatively high quality. The managers believe Berkshire Hathaway’s operating businesses trade at a significant discount to the S&P 500 Index, due in part to the market applying too drastic a “conglomerate” discount to the holding company. BNY Mellon also benefited from the broad-based gain in financials, as well as better cost control implemented over the past several quarters. English and Ramer’s thesis is based in part on the firm’s participation in higher margin and generally more stable fee-based businesses, such as investment services and investment management (as opposed to just commercial lending).

Stock selection in the industrials sector contributed positively during the year. Oshkosh, a top contributor for the period owned by Clyde McGregor of Harris Associates, saw its stock more than double since its addition to the portfolio in the first quarter. This company designs and builds specialty trucks and related equipment. Investors responded favorably to Oshkosh’s quarterly earnings reports throughout the year, as earnings-per-share results consistently exceeded analysts’ estimates. McGregor notes Oshkosh repurchased an additional 2.5 million shares during the first quarter, which followed the repurchase of 5 million shares in 2015. Furthermore, Oshkosh received a boost from news that the company would fulfill multiple orders from the U.S. Army valued at $430 million. In the second quarter the company saw additional positive developments: it received a contract from a Middle Eastern customer with a $450,000 sticker price, secured funding for several more years of its medium and heavy vehicle programs, and gained budget approval for a quicker light vehicle production ramp. Oshkosh was also a beneficiary of the U.S. presidential election in November, as investors anticipated decreased regulation and increased infrastructure spending. Oshkosh’s fiscal fourth quarter results showed sales increasing 11%, operating margins improving from 5.7% to 7%, and earnings per share gaining over 50% to $1.05. Oshkosh’s management team has a track record of cutting costs and improving profitability, and the company has a strong free cash flow with a deleveraged balance sheet.

Stock selection in information technology detracted from overall performance. Salesforce.com, owned by Sands Capital, fell over 10% in the period. Sands believes investors are ignoring the company’s business fundamentals, which significantly improved throughout the year. The company’s third quarter results quelled fears about growth sustainability, indicating continued acceleration in billings. Sands believes Salesforce offers one of the most balanced growth and profitability businesses in enterprise software, and they remain confident in the company’s ability to execute and meet expectations.

One bright spot within information technology was Itron, a global supplier of metering products and services for electric, natural gas, and water utilities. This position, owned by McGregor, gained over 70% in 2016. Itron benefited throughout the year from earnings reports that consistently exceeded analysts’ expectations, with robust growth in revenues, margins, and earnings per share. During the year, management announced a new restructuring plan through which they expect to reduce costs by $40 million annually by the end of 2018. Itron’s third quarter financials showed, among other improvements, that backlog increased 15%, and the company posted book-to-bill ratios above 1:1 in each business segment.

Health care was the worst-performing sector during the year due to regulatory scrutiny and political uncertainty. The fund was underweight to this sector on average (4.2% versus 14.2% for the index). However, this performance benefit was largely offset due to poor stock selection. Alexion Pharmaceuticals and Regeneron Pharmaceuticals were the fund’s most significant detractors for the year. Both positions are owned by Sands Capital and were each down over 30% in the period. Several company-specific factors weighed on Alexion and results were exacerbated by a broader selloff in the biotechnology sector. The launch of a new treatment was softer than expected, which caused a reduction in sales expectations. This was followed, later in the year, by allegations of improper sales practices. The CEO and CFO subsequently resigned. Sands believes that the sales practices in question involved shifting revenue (only roughly two percent of one quarter’s total sales) from one quarter to another, and that no restatement of the company’s financials was required. Longer term, Sands believes the company continues to identify patients that can benefit from its currently approved drugs and that its key development programs remain on track: we feel both will help Alexion sustain attractive annualized earnings growth.

Throughout 2016, Regeneron faced various headwinds, ranging from pricing and competitive pressures, legal risks, and concerns that sales of forthcoming products could be weak. However, based on the year-end stock price, Sands believes that the market’s concerns are overstated. They continue to monitor the negative factors but remain focused on the company’s business results, which remain strong. Sales of Eylea, Regeneron’s most important marketed drug, continue to grow, and Regeneron’s research and development remains among the best in the industry, as indicated by the fact that there are 12 drugs in either Phase 2 or Phase 3 trials. Sands continues to view Regeneron as one of the most innovative biotechnology franchises and believes it will sustain attractive long-term annualized earnings growth. Despite last year’s sharp decline, the stock is up 50% from Sands’s average cost.

Fund Summary	9

Top 10 Individual Contributors as of the Year Ended December 31, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Oshkosh Corp.	1.53	0.02	114.23	1.24	Industrials
Itron Inc.	1.88	0.01	73.71	1.16	Technology
Encana Corp.	0.86	0.00	132.33	0.86	Energy
Amazon.com Inc.	2.49	1.21	26.45	0.79	Consumer Discretionary
JPMorgan Chase & Co.	2.09	1.09	34.57	0.64	Financials
Berkshire Hathaway Inc. A	2.58	0.00	23.42	0.56	Financials
Bank of America Corporation	1.06	0.72	33.33	0.45	Financials
Bank of New York Mellon Corp.	2.28	0.20	17.04	0.43	Financials
PACCAR Inc.	1.23	0.09	38.41	0.42	Industrials
National Fuel Gas Co.	1.09	0.02	36.47	0.41	Utilities

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Alexion Pharmaceuticals Inc.	0.85	0.13	-35.86	-0.43	Health Care
Regeneron Pharmaceuticals Inc.	0.95	0.14	-32.38	-0.43	Health Care
HSN Inc.	1.11	0.01	-30.17	-0.38	Consumer Discretionary
athenahealth Inc.	0.73	0.02	-34.66	-0.33	Health Care
QVC Group Class A	0.97	0.05	-26.87	-0.32	Consumer Discretionary
American Science & Engineering Inc.	0.06	0.00	-44.71	-0.27	Industrials
Illumina Inc.	0.17	0.10	-29.00	-0.27	Health Care
Global Eagle Entertainment Inc.	0.53	0.00	-34.55	-0.22	Consumer Discretionary
Salesforce.com Inc.	1.45	0.22	-12.68	-0.20	Technology
Fiat Chrysler Automobiles NV	0.46	0.00	-22.93	-0.18	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund portfolio results from bottom-up stock selection, without a benchmark focus. So it is not surprising the fund’s portfolio is quite different from its benchmark, and this is reflected in its high active share of 84%. The fund’s sector exposure remains similar to what it was at year-end 2015, with a notable exception being a 5.0% increase in cash (the total cash allocation as of year-end was 5.8%). Information technology remains the largest sector overweight relative to the Russell 3000 benchmark, at 27.4% versus 20.0%, and health care is the largest underweight, at 5.5% versus 13.0%.

The Equity Fund’s market-cap dispersion also remained broadly similar during 2016. Large-cap stocks make up roughly 52% of the portfolio, having decreased by around five percent since the start of the year, while mid- and smaller-sized companies account for approximately 42% of assets. The fund’s weighted-average market cap increased from $100.5 billion to $110.0 billion over the course of the year. Foreign holdings continue to account for approximately 15% of the portfolio.

10	Litman Gregory Funds Trust

By Sector

	Fund as of 12/31/15	Fund as of 12/31/16	Russell 3000 as of 12/31/16
Consumer Discretionary	14.6%	17.7%	12.5%
Consumer Staples	3.6%	2.2%	8.3%
Energy	6.2%	7.3%	7.0%
Finance	22.4%	21.6%	15.5%
Health Care & Pharmaceuticals	6.6%	5.5%	13.0%
Industrials	9.8%	9.1%	10.9%
Information Technology	31.0%	27.4%	20.0%
Materials	3.4%	2.6%	3.3%
Real Estate	0.0%	0.0%	4.0%
Telecom	0.0%	0.0%	2.4%
Utilities	1.5%	0.8%	3.2%
Cash	0.9%	5.8%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $860 million

Small-Cap $860 million - $3.9 billion

Small/Mid-Cap $3.9 billion - $9.9 billion

Mid-Cap $9.9 billion - $26.3 billion

Large-Cap > $26.3 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	11

Closing Thoughts

The Equity Fund established a strong track record during its first decade of existence, gaining 10.12% annualized, compared to an 8.64% annualized return for the Russell 3000 Index, placing it among the top 11% of its 518 Morningstar Large Blend Category peers for the ten-year period ended December 31, 2006 based on total return. However, the fund meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made changes to the fund, including hiring three new sub-advisors and removing two managers from the fund’s line-up. Thus far, indications are these substantive sub-advisor changes are working.

In the post–financial crisis period, the fund’s performance has been competitive in an environment in which indexes have been particularly difficult to beat. Since the beginning of 2009, the Equity Fund has gained 15.16%, which compares favorably to the 14.75% gain for the Russell 3000 Index and very favorably to the 12.76% return of the Morningstar Large Blend Category, placing the fund in the top 8% of its 922 Morningstar Large Blend Category peers for the seven-year period ended December 31, 2016 based on total returns. We believe the fund can perform better if and when the environment becomes more conducive for active management than it has been since 2008.

No one can know when the environment will become conducive for active management. What we do know is that most things in investing go in cycles, sometimes long ones, and the relative performance of active management is no exception. As the chart below suggests, between the mid-1990s and the mid-2000s, except for the dot-com boom of the late 1990s, the correlations across stocks were relatively low and active management added value over passive, as did the Equity Fund. But during and after the financial crisis, for the most part, very few active managers have beaten indexes, and we believe a primary reason for this has been the extraordinary and unprecedented monetary policies (quantitative easing) that global central banks adopted in response to the 2008 financial crisis and ensuing deflationary fears. These policies forced investors to take on more risk, and this has helped lift all boats, reducing the potential benefits of fundamental research and bottom-up stock-picking. However, in the latter half of the year and accelerating since the presidential election, the Federal Reserve and the financial markets began to identify and reflect nascent inflationary pressures. Interest rates have risen from historically low levels and could certainly move higher. This could help turn the tide in favor of active management as investors are incented to discriminate between investments. History suggests when market participants give up on something—be it international investing in the late 1990s during the U.S. dot-com bubble, or active management now after a period that has witnessed extraordinary growth in passive investing—it is generally the time to bet on the opposite. So it would not surprise us if this shift is already underway or will be shortly.

12	Litman Gregory Funds Trust

We believe a high-active-share but diversified fund like the Equity Fund is uniquely positioned to benefit when investors are rewarded for discriminating between company fundamentals and valuations. This fund is a collection of our highest-conviction stock pickers who we believe will beat their respective indexes over the long term. In addition, we seek to stack the odds in our favor by asking them to focus only on their highest-conviction ideas and not worry about short-term variability versus an index or volatility of returns. We believe excessive focus on short-term performance and risk is detrimental to long-term returns. As more and more market participants have become obsessed with short-term trading and metrics, and the passive boom has accelerated and broadened this behavior, we believe it offers investors who focus on long-term fundamentals more opportunities to add value over a passive index. We encourage our sub-advisors to focus on the long term by how we evaluate their performance and what we focus on with them during our regular due diligence meetings. We believe these underlying attributes and tenets will help the Equity Fund beat its benchmark over the long term.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Fund Summary	13

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2016 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

14	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Shares		Value
COMMON STOCKS: 94.2%

Consumer Discretionary: 17.7%
11,290	Amazon.com, Inc.*	$8,466,032
125,000	Chico’s FAS, Inc.	1,798,750
37,000	Comcast Corp. - Class A	2,554,850
51,000	Dollar General Corp.	3,777,570
312,308	Fiat Chrysler Automobiles N.V.	2,848,249
140,800	General Motors Co.	4,905,472
211,129	Global Eagle Entertainment, Inc.*	1,363,893
74,500	HSN, Inc.	2,555,350
207,200	Interpublic Group of Cos., Inc. (The)	4,850,552
43,900	Lear Corp.	5,811,043
124,000	Liberty Interactive Corp. QVC Group - Class A*	2,477,520
111,000	MGM Resorts International*	3,200,130
2,475	Priceline Group, Inc. (The)*	3,628,499
44,097	Shutterfly, Inc.*	2,212,788
104,000	Twenty-First Century Fox, Inc. - Class A	2,916,160
78,000	Urban Outfitters, Inc.*	2,221,440

		55,588,298

Consumer Staples: 2.2%
21,755	Diageo Plc - ADR	2,261,215
33,000	Henkel AG & Co. KGaA	3,447,132
24,021	Unilever N.V.	986,302

		6,694,649

Energy: 7.3%
46,230	Apache Corp.	2,934,218
490,000	Chesapeake Energy Corp.*	3,439,800
334,330	Encana Corp.	3,925,034
251,607	Frank’s International N.V.	3,097,282
39,000	Newfield Exploration Co.*	1,579,500
74,000	Noble Energy, Inc.	2,816,440
59,862	Schlumberger Ltd.	5,025,415

		22,817,689

Financials: 21.6%
165,000	Ally Financial, Inc.	3,138,300
52,195	American Express Co.	3,866,606
47,500	American International Group, Inc.	3,102,225
142,000	Bank of America Corp.	3,138,200
171,825	Bank of New York Mellon Corp. (The)	8,141,069
33	Berkshire Hathaway, Inc. - Class A*	8,055,993
26,000	Berkshire Hathaway, Inc. - Class B*	4,237,480
75,000	Blackstone Group L.P. (The)	2,027,250
11,473	BOK Financial Corp.	952,718
35,000	Capital One Financial Corp.	3,053,400
16,600	Chubb Ltd.	2,193,192
58,500	Citigroup, Inc.	3,476,655
6,700	Fairfax Financial Holdings Ltd.	3,260,890
46,870	JPMorgan Chase & Co.	4,044,412
4,064	Markel Corp.*	3,675,888
14,369	Northern Trust Corp.	1,279,559
56,500	PacWest Bancorp	3,075,860
129,030	Wells Fargo & Co.	7,110,843

		67,830,540

Health Care: 5.5%
25,130	Abbott Laboratories	965,243
18,300	Alexion Pharmaceuticals, Inc.*	2,239,005

Shares		Value
Health Care (continued)
16,900	athenahealth, Inc.*	$1,777,373
38,000	Cerner Corp.*	1,800,060
13,276	Globus Medical, Inc. - Class A*	329,378
14,300	Illumina, Inc.*	1,830,972
32,063	Patterson Cos., Inc.	1,315,545
7,025	Regeneron Pharmaceuticals, Inc.*	2,578,807
39,721	Smith & Nephew Plc - ADR	1,194,808
20,030	UnitedHealth Group, Inc.	3,205,601

		17,236,792

Industrials: 9.1%
63,500	Adecco Group AG	4,165,420
11,741	Emerson Electric Co.	654,561
100,000	General Electric Co.	3,160,000
63,493	Heartland Express, Inc.	1,292,717
21,500	Honeywell International, Inc.	2,490,775
97,000	Oshkosh Corp.	6,267,170
65,500	PACCAR, Inc.	4,185,450
32,500	Ryder System, Inc.	2,419,300
34,530	United Technologies Corp.	3,785,179

		28,420,572

Information Technology: 27.4%
33,500	Accenture Plc - Class A	3,923,855
20,000	Akamai Technologies, Inc.*	1,333,600
37,500	Alibaba Group Holding Ltd. - ADR*	3,292,875
12,420	Alphabet, Inc. - Class A*	9,842,229
8,002	Alphabet, Inc. - Class C*	6,176,104
59,000	Arrow Electronics, Inc.*	4,206,700
14,950	Baidu, Inc. - ADR*	2,457,929
77,800	CSRA, Inc.	2,477,152
104,500	Diebold Nixdorf, Inc.	2,628,175
39,700	Facebook, Inc. - Class A*	4,567,485
86,449	Itron, Inc.*	5,433,320
27,700	MasterCard, Inc. - Class A	2,860,025
188,000	Oracle Corp.	7,228,600
34,750	Red Hat, Inc.*	2,422,075
57,000	salesforce.com, Inc.*	3,902,220
131,600	TE Connectivity Ltd.	9,117,248
129,280	Visa, Inc. - Class A	10,086,425
30,900	Workday, Inc. - Class A*	2,042,181
93,000	Zendesk, Inc.*	1,971,600

		85,969,798

Materials: 2.6%
20,900	Monsanto Co.	2,198,889
173,500	Potash Corp. of Saskatchewan, Inc.	3,138,615
9,718	Praxair, Inc.	1,138,852
27,000	Royal Gold, Inc.	1,710,450

		8,186,806

Utilities: 0.8%
44,947	National Fuel Gas Co.	2,545,798

TOTAL COMMON STOCKS (Cost $210,089,970)		295,290,942

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.6%

REPURCHASE AGREEMENTS: 5.6%
$17,728,000	FICC, 0.03%, 12/30/16, due 01/03/2017 [collateral: par value $17,755,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $18,097,431] (proceeds $17,728,000)	$17,728,000

TOTAL SHORT-TERM INVESTMENTS (Cost $17,728,000)		17,728,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $227,817,970): 99.8%		313,018,942

Other Assets in Excess of Liabilities: 0.2%		585,790

Net Assets: 100.0%		$313,604,732

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
LP	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

16	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

The Litman Gregory Masters International Fund fell 4.61% in 2016, while its primary benchmark, the MSCI ACWI ex USA Index, gained 4.49%. The MSCI EAFE Index, an index that does not include emerging markets, was up a modest 1.00% in the same calendar year period. The fund also trailed its average peer (up 0.66%) in the Morningstar Foreign Large Blend Category. A significant portion of the fund’s underperformance during the year stems from the second quarter, when Brexit happened. Since then, the fund has outperformed both its benchmarks and peers.

Over the longer term, the fund has beaten both its benchmarks and peers. Since the International Fund’s inception on December 1, 1997, it has returned 6.85% compared to a 4.74% return for the MSCI ACWI ex USA Index, a 4.33% return for the MSCI EAFE Index, and a 3.73% return for its Foreign Large Blend peers.

Performance as of 12/31/2016
	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	-4.61%	-4.29%	5.02%	1.24%	5.87%	6.85%
MSCI ACWI ex U.S. Index	4.49%	-1.78%	5.00%	0.96%	5.87%	4.74%
MSCI EAFE Index	1.00%	-1.60%	6.53%	0.75%	5.28%	4.33%
Morningstar Foreign Large Blend Category	0.66%	-2.06%	5.80%	0.39%	4.54%	3.73%
Russell Global (ex-U.S.) Large Cap Index	-6.27%	-5.13%	4.45%	0.41%	4.90%	5.80%
Litman Gregory Masters International Fund Investor Class (4/30/2009)	-4.93%	-4.54%	4.74%	n/a	n/a	6.48%
MSCI ACWI (ex-U.S.) Index	4.49%	-1.78%	5.00%	n/a	n/a	7.22%
MSCI EAFE Index	1.00%	-1.60%	6.53%	n/a	n/a	7.68%
Morningstar Foreign Large Blend Category	0.66%	-2.06%	5.80%	n/a	n/a	7.26%
Russell Global (ex-U.S.) Large Cap Index	4.84%	-1.00%	5.90%	n/a	n/a	8.18%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Institutional Class were 1.24% and 0.99%, respectively; and for the Investor Class were 1.49% and 1.23%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the Institutional share class.

Performance of Managers

In 2016, all four sub-advisors who were on the fund for the full 12-months underperformed their respective benchmarks. The year-to-date performance of the four sub-advisors ranged from a 10.80% loss to a 3.13% gain. (These returns are net of the management fee each sub-advisor charges the fund.) A fifth manager, Pictet Asset Management, joined midway through 2016.

Our focus has always been on generating great long-term performance. Accordingly, we measure our sub-advisors with the same yardstick. There are three sub-advisors that have been on the fund for at least five years: all have outperformed their respective benchmarks in the trailing five-year, seven-year, 10-year, 15-year, and since-inception periods. (One manager has been with us for over three years and is slightly behind its benchmark since inception. The fifth manager, as noted above, does not have a full year of performance under its belt yet.) Net of their sub-advisor fee, the since-inception outperformance of these three sub-advisors ranges from 2.01% to 2.83% annualized. Their performance—along with that of past sub-advisors over the years—has contributed to the International Fund’s outperformance since inception of 2.11% annualized, after all fees. This long-term record, in our opinion, is a validation of the Litman Gregory Masters Funds concept and our belief that concentration in the right hands can add significant value.

Key Performance Drivers

Before we discuss some of the key drivers of both absolute and relative performance, it is important to understand that the portfolio is built stock by stock and so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

In 2016, stock selection was the primary driver of underperformance, though sector allocations also contributed to underperformance. From a sector allocation standpoint, being underweight to the energy sector was the largest detractor. The fund currently holds one energy stock, Schlumberger. The stock performed well last year with a gain of nearly 20%.

Fund Summary	17

Stock selection was particularly weak in the financial sector where the fund has a modest underweighting relative to the index. Credit Suisse Group (which we wrote about in the fourth quarter 2016 commentary) and Lloyds Banking Group (which we discuss in more detail later in this report) were the top two detractors from overall performance in the year.

Additionally, the fund was overweight to the index’s worst-performing sector, health care, and stock selection in this sector detracted from performance. Finally, the fund’s underweighting in the materials sector and stock picking there hurt relative performance in 2016.

Top 10 Individual Contributors as of the Year Ended December 31, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Altice NV A	2.75	0.03	37.99	0.83	Netherlands	Consumer Discretionary
Las Vegas Sands Corp.	3.29	0.00	28.75	0.70	United States	Consumer Discretionary
Aena SA	3.37	0.04	22.17	0.65	Spain	Industrials
CNH Industrial NV	2.25	0.04	29.17	0.63	Netherlands	Industrials
SoftBank Group Corp.	1.29	0.36	37.31	0.45	Japan	Telecommunications
BNP Paribas	2.17	0.34	18.04	0.41	France	Financials
Samsung Electronics Co. Ltd.	0.95	0.80	45.63	0.35	Korea	Technology
ASML Holding NV ADR	1.57	0.00	12.22	0.34	Netherlands	Technology
Schlumberger Ltd.	1.62	0.00	19.20	0.30	United States	Energy
Don Quijote Holdings Co. Ltd.	3.03	0.00	4.94	0.25	Japan	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Lloyds Banking Group PLC	3.58	0.29	-37.06	-1.28	United Kingdom	Financials
Credit Suisse Group AG	2.73	0.15	-30.16	-1.21	Switzerland	Financials
Valeant Pharmaceuticals International Inc	0.34	0.07	-70.79	-1.05	Canada	Health Care
Allergan PLC	1.74	0.00	-37.92	-0.93	Ireland	Health Care
SFR Group SA	2.20	0.02	-22.24	-0.91	France	Telecommunications
Novo Nordisk A/S B	1.76	0.58	-36.21	-0.70	Denmark	Health Care
Liberty Global Group C	2.50	0.00	-18.06	-0.60	United Kingdom	Consumer Discretionary
Anheuser Busch Inbev	0.55	0.56	-19.72	-0.33	Belgium	Consumer Staples
Standard Chartered PLC	1.60	0.14	-17.26	-0.29	United Kingdom	Financials
KDDI Corp.	0.20	0.32	-21.81	-0.28	Japan	Telecommunications

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The fund entered 2016 with the consumer discretionary sector as its largest sector overweight and it remained so at year-end. While this hurt from a sector allocation standpoint as the sector underperformed the broad market, it was largely offset with good stock selection. The largest contributor during the year (Altice) was within this sector.

Altice, owned by Vinson Walden of Thornburg Investment Management, is a company based in the Netherlands that operates as a multinational cable, fiber, telecommunications, and content provider and media company. The company provides cable-based services, such as pay television, broadband Internet and fixed-line telephony, and, in certain countries, mobile telephony services to residential and corporate customers. Its subsidiaries include, among others, a cable operator based in the United States. Walden’s original thesis behind Altice was predicated on the potential opportunities at French subsidiary SFR, where he expected to see margins expand as synergies from the SFR/Numericable merger are realized. In addition, an acceleration in network improvement presented an attractive turnaround opportunity. Along with the opportunity set revolving around SFR, Altice was generating positive

18	Litman Gregory Funds Trust

free cash flow even with increased network capex (capital expenditure) spending, allowing for meaningful deleveraging. Finally, there was evidence of improvements at one of the company’s recently acquired business units. More broadly, Walden saw the potential for industry consolidation as a positive driver.

The majority of the investment thesis has yet to play out at Altice, according to Walden. The company’s U.S. unit is performing better than anticipated and merger-and-acquisition optionality (primarily in the United States), while possibly delayed, is becoming a more viable growth option as its capital structure normalizes. Given the above-mentioned points, Walden still views Altice’s valuation to be attractive.

Another strong performer in 2016 was CNH Industries, the second-largest agriculture equipment provider in the world. David Herro of Harris Associates believes improvements in the commercial vehicle (Iveco) and construction equipment segments during this period of prolonged weakness will translate into considerable upside for these businesses as the macro economy moves toward recovery. Also, management has worked to fortify the balance sheet while protecting pricing, and Herro believes the team is driven to create shareholder value through operational enhancements and other initiatives. CNH’s share price received a boost early in 2016 following an analyst report that cited an increase in the price of corn and in the demand for agriculture equipment as potential drivers of CNH’s future share price recovery. In the fourth quarter, CNH’s share price was further boosted by the election of Donald Trump and the perceived benefits to the industrials sector. Herro finds that the company continues to be undervalued relative to its normalized earnings power.

Las Vegas Sands, owned by Northern Cross, was another top contributor for the year. Strong performance in 2016 was driven by the bottoming in mass-market gaming demand in Macau, coupled with strong results from Las Vegas Sands’s other properties in Las Vegas and Singapore. The Northern Cross team owns the stock because Las Vegas Sands has a dominant position in Macau (in terms of hotel rooms, tables, and convention space) and is thus best positioned to benefit from its transition to a more sustainable model (away from high-end VIP customers playing on credit and toward more mass-market and upper-end cash-based players). During 2016, gross gaming revenue played in the mass-market segment in Macau grew. In addition, Las Vegas Sands’s new property, the Parisian, has had a strong opening based on Northern Cross’s site visit. They believe this property plus others will help grow the market over the long term. Finally, in late 2016 the Japanese government passed legislation to allow for integrated casinos in three cities. Given Las Vegas Sands’s strong track record in Singapore and Macau, it is a leading contender for one of the concessions in Japan. This can provide Las Vegas Sands with another long-term profit driver. It continues to generate a high level of cash flow and has an attractive dividend payout (5% yield). Northern Cross thinks the stock offers a unique combination of growth and yield, and as such, the stock remains the largest position in their portfolio.

Within the telecommunication services sector, SoftBank shares had a strong 2016. Fabio Paolini and Benjamin Beneche of Pictet, who purchased SoftBank when they joined the fund in July, say Sprint, which is majority owned by SoftBank, has experienced a big turnaround with the stock up 140% over the last year, as fears around the solvency of the business have been largely dispelled through an improvement in operating metrics and asset-backed financing.

Among SoftBank’s other major investments, Paolini and Beneche see the best near-term opportunity in Alibaba Group Holding (in which SoftBank has a 28% fully diluted stake). At today’s price of $88 per share, they see little to no value being given to anything other than the e-commerce business. Although this business segment currently makes up 90%-plus of revenues and over 100% of profit, Pictet believes Alibaba’s dominant positions in cloud computing, digital media, and financial technology (through Ant Financial) provide significant upside optionality.

With respect to detractors for the year, the worst performance was in financials. The leading detractor in 2016 was the U.K.-based bank Lloyds Banking Group. Currently, three separate managers own this stock, making it the second-largest position in the fund at year-end. It is rare that three managers following different investment approaches find the same stock as one of their highest-conviction ideas. This suggests to us that this stock is uniquely attractive and deserves to be one of the fund’s largest holdings.

To summarize the three sub-advisors’ Lloyds thesis, it remains the leader in the U.K. banking market and was affected by the U.K. referendum vote to leave the European Union. Lloyds remains an efficient, well-capitalized bank and will maintain a strong return on equity and dividend yield even in a weaker economic environment. Over the long term, it is possible that the industry structure consolidates even further to Lloyds’s benefit. Herro, who initiated his position late in the year, believes the United Kingdom’s recent decision to withdraw from the European Union caused an outsized decline in Lloyds’s share price. As such, the bank’s intrinsic value remains largely intact. Walden on the other hand thinks the U.K. referendum vote may imply lower rates for longer, which may be slightly negative for Lloyds’s profitability. However, the market, in his opinion, has already priced in much of this risk.

Anheuser-Busch InBev (ABI) was another detractor. Pictet describes ABI as a “dominant franchise with pricing power that generates plenty of cash flow while at the same time possessing the potential to grow and reinvest in its own business at incrementally higher returns on capital.” In addition, its management has an excellent record of allocating capital to generate above-average returns for shareholders. Its recent acquisition of SAB Miller is attractive not only because of the economies of scale it brings to the combined entity, but also the exposure it gains to markets that offer higher population growth, low spending per capita, and a premiumization opportunity that, in Pictet’s opinion, will continue to drive top-line growth and margin expansion for the foreseeable future. In addition,

Fund Summary	19

cost synergies from the SAB Miller acquisition and ABI’s inherent cash generative business model will lead to a rapid deleveraging, paving the way for higher shareholder returns. Pictet believes ABI can generate a normalized free cash flow of $12 billion, implying a 6.5% free cash flow yield. According to Paolini and Beneche, this yield is attractive for a dominant business model compounding at a high-single-digit to low-double-digit growth rate.

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

The International Fund is built bottom-up and can at times look very different from its benchmark. As we have stated in earlier reports, we believe this is key to generating excess long-term returns. If we aren’t unwilling to look much different than the benchmark, we shouldn’t expect to achieve returns much different from the benchmark.

Over the last 12 months, the overall portfolio mix changed modestly. Noteworthy items include the following:

•	The fund remains heavily overweighted to the consumer discretionary sector. This is the largest active weighting versus the benchmark (32.0% versus 11.6%, respectively). Vivendi is currently the largest consumer discretionary stock within the portfolio. It is also a new entrant into the fund’s top 10 positions following a purchase by the Northern Cross team in the third quarter. Mark Little also owns a position in Vivendi.

•	After having no direct exposure to energy stocks at the end of 2015, one name entered the portfolio in early 2016. The Northern Cross team purchased Schlumberger for the fund last year. At year-end 2016, it was a 2.1% position, well below the 7.2% energy sector weighting in the index.

•	Like the end of 2015, the largest regional overweight of the fund is to European companies. The fund’s exposure to European stocks increased by 4.6% over the year. The fund now has 30.0% more exposure to this region than the index. It is worth noting that many of these businesses are global—they are domiciled in European countries but their end-markets are throughout the world. For example, Belgium-headquartered Anheuser-Busch InBev may be considered a European holding; however, it is a global company that sources the majority of its revenues from markets outside of Europe.

•	The fund’s cash position came down over the year to 1.3% at the end of 2016 from 7.3% at the end of 2015.

•	The fund’s large-cap exposure remained fairly steady year over year. Large-cap companies make up 67.6% of the overall fund. Both mid-cap and small-cap exposure increased, ending the year at 31.1%.

•	Compared to the beginning of 2016, less of the fund’s foreign currency exposure is now hedged back to the U.S. dollar (protecting against a rising dollar). The fund started 2016 with 10.8% of its currency exposure hedged. At the end of 2016, the number stood at 4.1%. The biggest change comes from sub-advisors no longer hedging their exposure to the euro, compared to 18.4% of the fund’s euro exposure being hedged at the end of 2015.

20	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 12/31/15	Fund as of 12/31/16	iShares MSCI ACWI ex- U.S. as of 12/31/16
Consumer Discretionary	28.4%	32.0%	11.6%
Consumer Staples	8.3%	10.0%	9.9%
Energy	0.0%	2.1%	7.2%
Finance	20.5%	19.2%	23.1%
Health Care & Pharmaceuticals	13.7%	11.4%	8.2%
Industrials	12.1%	10.7%	11.7%
Materials	3.7%	3.2%	7.8%
Real Estate	0.0%	0.0%	3.3%
Technology	4.8%	6.4%	9.3%
Telecom	1.1%	3.7%	4.7%
Utilities	0.0%	0.0%	3.0%
Cash Equivalents & Other	7.4%	1.3%	0.2%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 12/31/15	Fund as of 12/31/16	iShares MSCI ACWI ex- U.S. as of 12/31/16
Africa	0.0%	0.0%	1.6%
Australia/New Zealand	3.4%	1.7%	5.3%
Asia (ex Japan)	4.6%	7.3%	19.0%
Japan	8.7%	6.8%	17.0%
Western Europe & UK	70.7%	75.3%	45.3%
Latin America	0.9%	1.0%	3.0%
North America	4.3%	5.2%	7.9%
Middle East	0.0%	1.4%	0.8%
Cash Equivalents & Other	7.4%	1.3%	0.2%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	21

Market Capitalization: Developed Markets Small-Cap < $3.08 billion Developed Markets Large and Mid-Cap > $3.08 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $3.08 billion Mid-Cap $3.08 billion - $15 billion Large-Cap > $15 billion

22	Litman Gregory Funds Trust

Closing Thoughts

While it’s rare to see coordinated underperformance from all sub-advisors, as we saw in 2016, we know it may happen over any short-term period, and a calendar year qualifies as such in our view. Each of our sub-advisors is given a mandate to pick no more than 15 of their highest-conviction ideas with the primary goal being to generate superior long-term performance (minimizing permanent capital loss is part of that objective). In addition, prior to hiring a sub-advisor, we emphasize to them that minimizing short-term volatility or tracking error should not be a consideration in the management of their portfolios because (1) the International Fund achieves diversification by combining several sub-advisors, each following their distinctive investment approaches to pick their highest-conviction ideas; and (2) we believe excessive focus on short-term performance and risk is detrimental to long-term returns. As more and more market participants have become obsessed with short-term trading, and the exchange-traded fund (ETF) boom has accelerated and broadened this behavior, we believe it offers investors that focus on long-term fundamentals more opportunities to add value over and above a passive index. We encourage our sub-advisors to focus on the long term through how we evaluate their performance and what we focus on with them during our regular due diligence meetings. It is critical that we and our managers are aligned in this philosophy and approach to long-term performance, and of course we hope our shareholders are similarly aligned.

Given the mandate for the International Fund, managers in the fund, both current and in the past, have run portfolios with high active share, typically in the high 90% range, meaning at any point in time their portfolios will look very different from that of an index. Therefore, by definition, there will be short to intermediate periods where their performance will be significantly out of synch with that of the index. Over the long term, though, we expect the sub-advisors to beat their benchmarks, and of the 12 sub-advisors, both current and past (excluding Pictet who was recently added), 10 have done so since their respective inception dates. We believe this high batting average in selecting great stock pickers who we believe can beat their benchmarks has been the key to the fund’s long-term success. Also important is the fact that these stock pickers, in aggregate, have added meaningful excess returns through concentration over the fund’s nearly 20-year history.

In closing, we have known since we launched our first Litman Gregory Masters Fund twenty years ago in the mid-1990s that beating indexes is not easy. But we also believed we had the skill to hire exceptional stock pickers who can beat indexes. And we believed asking these stock pickers to focus on long-term performance and pick only their very best or highest-conviction ideas raises the odds of success further. The International Fund’s long-term record has validated these beliefs. We remain committed to them and look to continue to deliver superior long-term performance.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Dividend Yield refers to the impact of dividend paying securities on performance and does not reflect the dividend yield of the Fund.

Fund Summary	23

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend	MSCI All Countries World Free ex U.S. Index
Mark Little	Lazard Asset Management, LLC	20%	All sizes	Blend	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	20%	All sizes	Blend	MSCI EAFE Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2016 compared with the MSCI ACWI ex-U.S. Index, the Russell Global ex-U.S. Large Cap Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

24	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Shares		Value
COMMON STOCKS: 98.7%

Australia: 1.7%
4,520,375	Incitec Pivot Ltd.	$11,764,006

Belgium: 3.4%
225,769	Anheuser-Busch InBev S.A.	23,957,576

China: 2.9%
85,970	Baidu, Inc. - ADR*	14,134,328
242,728	JD.com, Inc. - ADR*	6,175,000

		20,309,328

Denmark: 4.3%
258,207	Carlsberg A/S - Class B	22,340,589
230,182	Novo Nordisk A/S - Class B	8,322,489

		30,663,078

Finland: 3.2%
503,956	Sampo Oyj - Class A	22,651,489

France: 13.2%
250,000	AXA S.A.	6,328,142
179,500	BNP Paribas S.A.	11,470,308
109,267	Essilor International S.A.	12,379,057
67,822	Orpea	5,494,169
331,732	SFR Group S.A.*	9,393,005
248,167	Valeo S.A.	14,302,524
153,434	Vinci S.A.	10,476,649
1,239,354	Vivendi S.A.	23,615,076

		93,458,930

Germany: 6.7%
79,300	Allianz SE	13,139,212
128,000	Bayer AG	13,390,956
142,900	Daimler AG	10,665,248
119,848	SAP SE	10,473,940

		47,669,356

Greece: 0.8%
671,559	OPAP S.A.	5,953,330

Hong Kong: 2.9%
885,000	CK Hutchison Holdings Ltd.	10,032,694
6,742,000	Wynn Macau Ltd.	10,729,743

		20,762,437

Ireland: 1.0%
56,000	Willis Towers Watson Plc	6,847,680

Israel: 1.4%
4,699,921	Israel Discount Bank Ltd. - Class A*	9,782,011

Japan: 6.8%
595,600	Don Quijote Holdings Co. Ltd.	22,059,259
355,100	Honda Motor Co. Ltd.	10,384,642
294,000	Japan Tobacco, Inc.	9,677,893
89,600	SoftBank Group Corp.	5,957,988

		48,079,782

Mexico: 1.0%
322,746	Grupo Televisa SAB - ADR	6,742,164

Netherlands: 8.6%
764,254	Altice NV - Class A*	15,187,438
186,356	ASML Holding N.V.	20,974,940
1,573,000	CNH Industrial N.V.	13,720,441
613,178	OCI N.V.*	10,729,206

		60,612,025

Philippines: 0.5%
14,967,200	Alliance Global Group, Inc.	3,847,741

Shares		Value
Spain: 4.7%
169,201	Aena S.A.(a)	$23,151,116
545,524	Ferrovial S.A.	9,784,340

		32,935,456

Switzerland: 6.1%
210,399	Cie Financiere Richemont S.A.	13,967,238
763,744	Credit Suisse Group AG*	10,982,038
4,506,000	IWG Plc	13,676,379
35,500	Kuehne & Nagel International AG	4,702,820

		43,328,475

Taiwan: 1.0%
1,525,000	Merida Industry Co. Ltd.	6,813,739

United Kingdom: 23.3%
2,444,965	Barratt Developments Plc	13,948,751
172,065	Delphi Automotive Plc	11,588,578
560,686	Diageo Plc	14,596,442
518,224	GlaxoSmithKline Plc	9,987,192
2,073,555	Informa Plc	17,396,797
1,125,998	Inmarsat Plc	10,440,263
466,332	Liberty Global Plc - Series C*	13,850,060
35,004	Liberty Global Plc LiLAC - Series C*	741,035
39,083,314	Lloyds Banking Group Plc	30,142,948
534,666	Shire Plc	30,898,990
1,304,012	Standard Chartered Plc*	10,676,596

		164,267,652

United States: 5.2%
407,197	Las Vegas Sands Corp.	21,748,392
175,869	Schlumberger Ltd.	14,764,202

		36,512,594

TOTAL COMMON STOCKS (Cost $656,569,243)		696,958,849

Principal Amount
SHORT-TERM INVESTMENTS: 1.0%

REPURCHASE AGREEMENTS: 1.0%
$6,809,000	FICC, 0.03%, 12/30/16, due 01/03/2017 [collateral: par value $6,825,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $6,956,630] (proceeds $6,809,000)	6,809,000

TOTAL SHORT-TERM INVESTMENTS (Cost $6,809,000)		6,809,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $663,378,243): 99.7%		703,767,849

Other Assets in Excess of Liabilities: 0.3%		2,461,590

Net Assets: 100.0%		$706,229,439

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
LP	Limited Partnership.
*	Non-Income Producing Security.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2016

At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2016	Fund Delivering	U.S. $ Value at December 31, 2016	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	1/24/2017	GBP	$1,322,520	USD	$1,341,540	$—	$(19,020)
	1/24/2017	USD	22,961,470	GBP	23,126,137	—	(164,667)
	1/27/2017	USD	61,824,884	EUR	59,790,909	2,033,975	—
	3/15/2017	CHF	2,442,622	USD	2,413,376	29,246	—
	3/15/2017	CHF	1,881,145	USD	1,944,041	—	(62,896)
	3/15/2017	USD	10,646,510	CHF	10,143,157	503,353	—
	6/21/2017	USD	1,393,444	AUD	1,372,414	21,030	—

			$102,472,595		$100,131,574	$2,587,604	$(246,583)

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund saw a strong absolute return of 18.82% during 2016, but on a relative basis trailed the 21.31% gain for the fund’s Russell 2000 Index benchmark and the 20.62% gain for the Morningstar Small Blend category. The fund also lags its benchmark and peer group over longer-term periods. While performance has been disappointing, the fund’s high active share bears reiterating, as the fund’s sub-advisors do not attempt to manage to a benchmark. Given the benchmark-agnostic style of the sub-advisors, performance relative to the index and peer group will diverge, both positively and negatively. For example, if we go back to August 2014 (prior to the dramatic decline in energy prices, which meaningfully hurt performance), the fund was in line with or ahead of the Russell 2000 Index over trailing periods. We do not believe the recent performance slump is indicative of the fund’s potential or the quality of its sub-advisors.

Performance as of 12/31/2016
	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/2003)	18.82%	-0.37%	9.91%	5.23%	7.84%
Russell 2000 Index	21.31%	6.74%	14.46%	7.07%	10.00%
Morningstar Small Blend Category	20.62%	5.84%	13.46%	6.40%	9.45%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2016, the gross and net expense ratios for the Smaller Companies Fund were 1.69% and 1.59%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Performance of Managers

The performance of each of the fund’s three sub-advisors was strong in absolute terms during 2016 (the lowest return was 14.78% and the highest was 27.15%), but each underperformed their respective benchmark (net of advisory fees). Longer term, of the two sub-advisors who have been on the fund since its June 2003 inception (Dick Weiss of Wells Capital and the team at FPA), Weiss is well ahead of his blend benchmark and FPA is slightly behind their value benchmark. The third manager, Jeff Bronchick of Cove Street Capital, who was added to the fund mid-2007, went from outperforming at the end of 2015, to trailing his value benchmark since inception as a result of relative underperformance in 2016.

Key Performance Drivers

Stock selection was responsible for the fund’s underperformance relative to the Russell 2000 Index in 2016. While stock selection was strong in some sectors (e.g., energy, technology, and industrials), poor stock selection in the consumer discretionary, telecommunications, and health care sectors more than offset the contributors. The fund’s sector exposures produced mixed results for the year but had a beneficial effect on relative performance overall. The fund’s allocation to the health care sector was by far the most meaningful positive contributor, since the fund was significantly underweight on average (2.92% versus 13.88%) to the only negative-returning sector during the year.

As is always the case, at the stock level there were noteworthy contributors and detractors in the period. The paragraphs immediately below focus on some of the largest stock contributors and detractors, and the rationales for why these stocks made their way into a high-conviction portfolio. We should remind investors that in the short term, the performance of a stock does not determine whether a position will be successful or not; that is only known when the stock is sold.

Heritage-Crystal Clean was the top individual contributor to fund performance in 2016. This industrial company is a collector and recycler of used motor oil, and a provider of other environmental services. Owned by Cove Street Capital’s Jeffrey Bronchick, this position was up just over 48% for the year. It performed well primarily due to a rebound in base oil prices, in addition to perceived lower collection costs due to a charge-for-pickup dynamic that improves the outlook in their core environmental services markets. Bronchick continues to see material upside potential given the changing business mix as well as improved return metrics. In addition, a new CEO was announced to replace the firm’s founder, which Bronchick believes to be a positive development.

Stock selection within the energy sector had a strong positive effect on fund performance in 2016. Two energy names performed particularly well. Cimarex Energy (owned by FPA’s Dennis Bryan and Arik Ahitov, and by Wells Capital’s Dick Weiss) and Patterson-UTI Energy (owned by the FPA team) gained around 50% and 80%, respectively. Cimarex is an independent oil & gas exploration & production company. FPA points out the management team has arguably the best value creation process in the industry—one that

Fund Summary	27

has translated into full-cycle double-digit returns on invested capital. The company is a relatively low-cost producer that benefited from rising oil prices for much of the year. More recently, the company reported third quarter results with earnings per share and cash flow beating consensus estimates. The company has a strong balance sheet, and the sub-advisors believe robust production growth is possible without notably increasing the capital expenditure budget. Over the course of the year, both FPA and Weiss trimmed their position as the stock price appreciated to reflect their estimated reward-to-risk ratio.

Patterson-UTI is a leading provider of oil and gas drilling and completion services. FPA’s thesis for owning Patterson was that the company would be a direct beneficiary of the long-term rise in oil production from unconventional resources in the United States, such as shale wells. Shale wells require significant amounts of the drilling and completion services that Patterson performs. Furthermore, drilling and completion demands are becoming more complex, requiring both better technology and larger scale to drive more efficient and dependable logistics. Patterson is well positioned in both criteria. With their announced acquisition of Seventy-Seven Energy, the company is expected to have the second-largest Tier 1 drilling rig fleet and is expected to become a top-five pressure pumper. The company’s stock performed well over the year, due in part to a 45% increase in crude prices and an improved investor outlook on future U.S. unconventional oil and gas production. FPA meaningfully reduced their position during 2016, selling into stock price strength.

Information technology is another sector where strong stock selection contributed to relative performance during the year. Two of the largest individual contributors within this sector were long-time holding Western Digital, owned by FPA, and Microsemi Corporation, owned by Weiss. Western Digital, which gained over 17% during the year, is the world’s largest data storage company. It designs, manufactures and sells hard disk drives (HDD) and solid state drives (SSDs). During the last several years, the HDD industry has consolidated substantially, with three companies now controlling 100% of the market (Western Digital’s share is 42%). In addition, the company’s vertically integrated business model allows it to be the lowest-cost producer of disk drives. Another positive factor has been the management team’s commitment to return the firm’s strong and consistent free cash flow to shareholders via both buybacks and dividends. FPA nearly doubled their stake in the company during the year, adding on weakness that was partly due to the company’s acquisition of SanDisk. This acquisition did not come cheaply but positioned Western Digital as a leader in the SSD market. The stock price traded at around $80 per share at year-end, and the team views potential upside as $140 per share.

Microsemi manufactures and markets analog and mixed signal semiconductor solutions. The stock had a strong year, appreciating around 65%. Weiss believes the company is on pace to generate topline growth in the mid- to high single digits and to expand both gross and operating margins as the business scales. More recently, the stock appreciated on takeout speculation as the company was approached by Skyworks Solutions to be bought. At the end of 2016, the stock traded at around $54 per share, and Weiss currently values the stock in the low $60 range.

The consumer discretionary sector saw generally weak stock selection that significantly detracted from the fund’s relative performance during 2016. In fact, four consumer discretionary names made their way onto the list of 10 largest individual detractors in the period. Three of these positions are discussed below.

Weiss purchased MDC Partners for the portfolio in August 2015. The stock fell nearly 70% in 2016 and was the fund’s largest individual detractor. MDC Partners is an advertising agency that engages in global marketing, advertising, communication, and strategic consulting solutions. The stock had a disappointing year as growth rates came in lower than expected for several quarters due to project deferrals and some mismanagement in setting investor expectations for the year. During the most recent quarter, MDC Partners reported disappointing third quarter results as organic revenue growth was low and EBITDA (earnings before interest, taxes, depreciation, and amortization) margins were below expectations. Management commented on seeing a slowdown in the U.S. market with some clients delaying projects. As a result, management is taking steps to cut costs with a goal of significantly reducing 2017 operating expenses. Weiss estimates that an appropriate valuation for the stock is in the low double digits; the stock traded around $6.50 per share as of year-end.

Cherokee Global Brands is a global brand marketing platform that manages a portfolio of fashion and lifestyle brands. The position is owned by Bronchick and was down nearly 40% in 2016. Bronchick says the company continues to be in the middle of a very important transition as its long-term relationship with Target U.S. is set to end in early 2017. Replacing the lost Target-related revenue will not happen quickly, but the company is adapting. Instead of licensing the brand to a single retailer as it had in the past, Cherokee is in the process of establishing wholesale relationships that will allow Cherokee-branded goods to be sold in many retailers throughout the country. Bronchick acknowledges the transition may be bumpy—as indicated by the market’s uncertainty and the drop in share price during the year—but maintains confidence that the combination of higher royalty rates, an expanded base of retail partners, and a more diverse set of products available in the market will lead to higher earnings power than Cherokee possesses today. Bronchick added meaningfully to his position over the course of the year.

Houghton Mifflin Harcourt was added to the portfolio by FPA early in the second quarter of the year. The stock fell over 45% for the year. Houghton Mifflin Harcourt is a leading provider of K-12 instruction materials and is part of an oligopoly of three players that control about 90% of the market. The stock has been hurt by a series of guidance reductions, fears of lost market share, and poor communication with the investment community. These missteps ultimately led to the dismissal of the CEO in late September. As the stock price declined, FPA increased their position relative to the start of the year because the company remains attractive: it is a

28	Litman Gregory Funds Trust

leading company in the education space and controls about 40% market share in the top disciplines of math, reading, and science; there are significant barriers to entry, as a large sales force is required and new education material needs to prove its efficacy prior to being adopted; and the transition to digital could be a margin expansion opportunity as physical printing costs come down. FPA adds that over the market cycle this business has a history of delivering strong free cash flows, and they expect this to continue.

Turning finally to the telecommunications sector, the portfolio’s sole position in the sector, Millicom International Cellular, detracted from performance. This non-benchmark name is owned by Bronchick, and fell over 23% in 2016. The company is the leading cable and wireless provider in Colombia and Central America. It is refocusing on its leading position in the quickly-growing cable triple-play market in Colombia, while shedding valuable but disparate African media assets under the direction of a new CEO who hails from Liberty Global. The 2016 return was the result of foreign exchange headwinds in addition to slightly less positive organic growth in the core Colombian market due to macroeconomic concerns. Looking past short-term noise, Bronchick still sees the stock as severely undervalued in light of its progress in continuing to develop into a premier Latin American cable/telecom player.

Top 10 Individual Contributors as of the Year Ended December 31, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Heritage-Crystal Clean Inc.	4.04	0.01	48.11	1.89	Industrials
Cimarex Energy Co.	3.70	0.00	52.64	1.74	Energy
Western Digital Corp.	3.54	0.00	17.48	1.67	Technology
Patterson-UTI Energy Inc.	2.06	0.00	80.01	1.52	Energy
Leucadia National Corp.	4.20	0.00	35.52	1.46	Financials
InterDigital Inc.	2.03	0.13	89.17	1.41	Technology
Microsemi Corp.	2.08	0.25	65.60	1.23	Technology
Avis Budget Group Inc.	1.79	0.00	38.99	1.15	Industrials
Aaron’s Inc.	1.88	0.05	43.43	0.97	Consumer Discretionary
Carrols Restaurant Group Inc.	1.85	0.03	29.90	0.96	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2016
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
MDC Partners Inc. A	2.85	0.04	-68.68	-2.99	Consumer Discretionary
Cherokee Inc.	2.14	0.00	-39.13	-1.04	Consumer Discretionary
Millicom International Cellular SA	3.27	0.00	-23.23	-0.88	Telecommunications
Integer Holdings Corp.	2.07	0.05	-38.26	-0.83	Health Care
Houghton Mifflin Harcourt Co	0.74	0.13	-45.59	-0.69	Consumer Discretionary
Liberty Global PLC LILAC	0.81	0.00	-19.00	-0.68	Consumer Discretionary
Westell Technologies Inc. Class A	0.75	0.00	-48.41	-0.59	Technology
SecureWorks Corp. A	0.42	0.00	-21.56	-0.17	Technology
Clubcorp Holdings Inc.	0.89	0.04	-16.37	-0.11	Consumer Discretionary
Approach Resources Inc.	0.08	0.00	-17.39	-0.10	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case, with its high active share (over 98%), the Smaller Companies Fund portfolio is quite different from its Russell 2000 Index benchmark. At the end of the year, consumer discretionary was the most significant sector overweight at 23.4% versus 12.6% for the benchmark. This overweight was offset by significant underweights to the financial and health care sectors. The fund’s financial weighting was 10.4% versus 19.8%, while health care stood at 4.0% of the portfolio compared to 12.1% for the benchmark. One noteworthy change in portfolio composition was a reduction in energy sector weighting over the past year; exposure declined from over 14% to just over 10%, as the managers reduced their positions due to stock price appreciation.

Fund Summary	29

The fund’s weighted average market capitalization increased from $4.4 billion at the beginning of the year to $5.4 billion as of year-end. The cash position increased from 5.9% to 13.4% over the course of the year, with each manager holding more cash.

The fund remains diversified by investment style, and with nearly 45 stocks, we are comfortable with the diversification in terms of number of holdings and sector exposures.

By Sector

	Fund as of 12/31/15	Fund as of 12/31/16	Russell 2000 Index as of 12/31/16
Consumer Discretionary	21.7%	23.4%	12.6%
Consumer Staples	0.0%	0.0%	3.0%
Energy	14.1%	10.2%	3.7%
Finance	11.2%	10.4%	19.8%
Health Care & Pharmaceuticals	2.5%	4.0%	12.1%
Industrials	9.5%	12.9%	14.6%
Information Technology	24.3%	21.0%	17.1%
Materials	7.4%	1.3%	4.8%
Real Estate	0.0%	0.0%	7.9%
Telecom	3.4%	3.4%	0.8%
Utilities	0.0%	0.0%	3.7%
Cash	5.9%	13.4%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $860 million

Small-Cap $860 million - $3.9 billion

Small/Mid-Cap $3.9 billion - $9.9 billion

Mid-Cap $9.9 billion - $26.3 billion

Large-Cap > $26.3 billion

Totals may not add up to 100% due to rounding

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

30	Litman Gregory Funds Trust

Closing Thoughts

Calendar year 2016 offered some significant surprises to market participants. The fallout from the Brexit referendum result in the United Kingdom and the presidential election of Donald Trump in the United States especially caused meaningful (though ultimately short-lived) volatility. U.S. equities—particularly small caps—brushed aside concerns to extend the already mature bull market. At the time of the writing of this report, the Russell 2000 Index had gained over 40% over the trailing 12-months (period ended 1/25/17), compared to the S&P 500 Index’s gain of roughly 25%.

The fund’s sub-advisors remain focused on disciplined, bottom-up analysis, building concentrated portfolios of stocks they believe are poised for appreciation for fundamental reasons—not simply because the general market tendency is for higher valuations.

We are pleased with the fund’s absolute performance in 2016 but are disappointed with the relative underperformance. We expect stronger returns relative to the fund’s Russell 2000 Index benchmark over the longer term, but it is important to note that each sub-advisor takes a benchmark-agnostic approach, and the fund can look substantially different from the benchmark based on the managers’ views of risk and reward. For example, at year-end the fund was meaningfully underweight to the financials sector, which posted strong returns as the market rapidly priced in a greater likelihood of higher interest rates and relaxed regulations. The Cove Street team has been leery of bank stocks in general given these companies represent geographically narrow, highly leveraged bets on commercial real estate, a proposition they have fully considered and passed on, given high valuations and the real estate cycle being in the late innings. Meaningful sector variations from the benchmark are typical, and while this can hurt the fund in the shorter term, we frequently see reversals. In 2015, a meaningful overweight to energy and a significant underweight to health care weighed heavily on relative performance. But in 2016, these two sector weights were the largest contributors from an allocation standpoint.

Another way in which our sub-advisors take active risk is by holding cash. The relatively high allocation to this asset class (over 13% at year-end) is due in part to the stretched valuations within the small-cap universe. A recent JPMorgan report notes that the current small-cap forward P/E multiple of 25.4x is in the 94th percentile of its 15-year range.

We continue to have high confidence in each sub-advisor’s ability to post strong long-term returns for our shareholders.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds

Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Fund Summary	31

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Dennis Bryan	First Pacific Advisors, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2016 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

32	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Shares		Value
COMMON STOCKS: 86.6%

Consumer Discretionary: 23.4%
27,160	Aaron’s, Inc.	$868,848
14,200	Best Buy Co., Inc.	605,914
35,173	Carrols Restaurant Group, Inc.*	536,388
115,768	Cherokee, Inc.*	1,215,564
31,960	Dana, Inc.	606,601
18,551	DeVry Education Group, Inc.	578,791
33,000	Etsy, Inc.*	388,740
31,020	Houghton Mifflin Harcourt Co.*	336,567
56,700	Liberty Global Plc LiLAC - Class A*	1,245,132
64,767	MDC Partners, Inc. - Class A	424,224
14,600	Norwegian Cruise Line Holdings Ltd.*	620,938
59,500	TEGNA, Inc.	1,272,705

		8,700,412

Energy: 10.2%
9,765	Cimarex Energy Co.	1,327,063
5,420	Helmerich & Payne, Inc.	419,508
17,160	Noble Energy, Inc.	653,110
19,340	Patterson-UTI Energy, Inc.	520,633
15,900	Range Resources Corp.	546,324
18,340	Rowan Cos. Plc - Class A*	346,443

		3,813,081

Financials: 10.4%
34,450	AllianceBernstein Holding L.P.	807,853
14,798	Bank of NT Butterfield & Son Ltd. (The)	465,249
46,150	CNO Financial Group, Inc.	883,772
74,600	Leucadia National Corp.	1,734,450

		3,891,324

Health Care: 4.0%
13,300	Haemonetics Corp.*	534,660
32,100	Integer Holdings Corp.*	945,345

		1,480,005

Industrials: 12.9%
7,100	AGCO Corp.	410,806
21,250	Avis Budget Group, Inc.*	779,450
45,330	Babcock & Wilcox Enterprises, Inc.*	752,025
19,200	Delta Air Lines, Inc.	944,448
81,000	Heritage-Crystal Clean, Inc.*	1,271,700
27,100	Taser International, Inc.*	656,904

		4,815,333

Information Technology: 21.0%
38,998	ARRIS International Plc*	1,175,010
140,400	Avid Technology, Inc.*	617,760
19,130	Avnet, Inc.	910,779
23,500	Brocade Communications Systems, Inc.	293,515
5,622	InterDigital, Inc.	513,570
13,000	Microsemi Corp.*	701,610
24,250	SecureWorks Corp. - Class A*	256,808
25,000	ViaSat, Inc.*	1,655,500
278,273	Westell Technologies, Inc. - Class A*	180,877
22,330	Western Digital Corp.	1,517,323

		7,822,752

Materials: 1.3%
35,800	Goldcorp, Inc.	486,880

Shares		Value
Telecommunication Services: 3.4%
29,500	Millicom International Cellular S.A.	$1,249,325

TOTAL COMMON STOCKS (Cost $27,653,554)		32,259,112

Principal Amount
SHORT-TERM INVESTMENTS: 15.0%

REPURCHASE AGREEMENTS: 15.0%
$5,583,000	FICC, 0.03%, 12/30/16, due 01/03/2017 [collateral: par value $5,595,000, U.S. Treasury Bond, 3.125%, due 02/15/2043, value $5,702,908] (proceeds $5,583,000)	5,583,000

TOTAL SHORT-TERM INVESTMENTS (Cost $5,583,000)		5,583,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $33,236,554): 101.6%		37,842,112

Liabilities in Excess of Other Assets: (1.6)%		(594,773)

Net Assets: 100.0%		$37,247,339

Percentages are stated as a percent of net assets.

LP	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	33

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) gained 6.87% in 2016. During the same period, the Morningstar Multialternative Category gained 0.76%, 3-month LIBOR gained 0.68%, and the Bloomberg Barclays U.S. Aggregate Bond Index gained 2.66%.

Performance as of 12/31/2016

	Average Annual Total Returns
	Three Month	One Year	Three- Year	Five-Year	Since Inception (9/30/2011)
Litman Gregory Masters Alternative Strategies Fund Institutional Class	1.17%	6.87%	3.18%	5.02%	5.45%
Litman Gregory Masters Alternative Strategies Fund Investor Class	1.19%	6.67%	2.97%	4.80%	5.23%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.98%	2.66%	3.04%	2.24%	2.35%
3-Month LIBOR	0.21%	0.68%	0.40%	0.40%	0.39%
Morningstar Multialternative Category	-0.13%	0.76%	-0.13%	1.28%	1.49%
HFRX Global Hedge Fund Index	1.16%	2.51%	-0.60%	1.64%	1.47%
Russell 1000 Index	3.83%	12.05%	8.59%	14.69%	16.40%
SEC 30-Day Yield[1] as of 12/31/16 Institutional: 2.13% Investor: 1.88% Unsubsidized SEC 30-Day Yield[2] as of 12/31/16 Institutional: 2.05% Investor: 1.80%

1.     The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2.      The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2016	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.49	1.74
Total Operating Expenses (%)[4]	1.85	2.10
Gross Expense Ratio (%)	1.94	2.18

3. Does not include dividend expense on short sales of 0.23% and Interest, Commitment Fees and other Borrowing Costs of 0.13%

4.     The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2017. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense limitation.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

34	Litman Gregory Funds Trust

A number of the themes we have written and spoken about previously played out successfully in 2016. These included the recovery in high-yield bonds (particularly energy- and commodity-related ones), which benefited the Loomis Sayles strategy, as well as FPA to a lesser extent; cheaply valued financial stocks, which rallied in the second half of the year and particularly sharply in the fourth quarter, boosting FPA’s portfolio; still-attractive opportunities in structured credit, which were a tailwind for both DoubleLine and Loomis Sayles; event-driven opportunities and thoughtful risk management, which helped Water Island efficiently capture spreads in merger arbitrage and aided returns through credit and equity special situations without significant drawdowns.

Meanwhile, we remain focused on the long term and, with the fund now over five years old, are pleased to report its performance since inception is meeting our absolute risk and return objectives. The fund has returned 5.45% annualized (a 506 basis point premium over LIBOR), with a standard deviation of 3.3% and a beta to the U.S. stock market of 0.26. For comparison, the Morningstar Multialternative category has gained 1.49% with a standard deviation of 3.3%, while the Bloomberg Barclays U.S. Aggregate Bond Index gained 2.35% with a standard deviation of 2.9%. As of December 31, 2016 our fund has the highest Sharpe ratio in the Morningstar Multialternative category since the fund’s inception and has received an Overall Morningstar RatingTM of Five Stars among 239 Multialternative funds based on its risk-adjusted returns.1

The “Risk/Return Statistics” table below provides some of the key performance metrics we track for the fund and its benchmarks.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics 12/31/16

	MASFX	Bloomberg Barclays U.S. Aggregate Bond Index	Russell 1000	Morningstar Multi- Alternatives Category
Annualized Return	5.45	2.35	16.40	1.49
Total Cumulative Return	32.13	12.92	121.95	8.04
Annualized Std. Deviation	3.34	2.87	11.14	3.31
Sharpe Ratio (Annualized)	1.57	0.78	1.42	0.43
Beta (to Russell 1000)	0.26	-0.02	1.00	0.26
Correlation of MASFX to…	1.00	-0.12	0.79	0.81
Worst Drawdown	-6.94	-4.52	-12.41	-9.33
Worst 12-Month Return	-4.49	-2.47	-7.21	-6.90
% Positive 12-Month Periods	85.45	81.82	95.55	78.18
Upside Capture (vs. Russell 1000)	31.95	6.79	100.00	20.77
Downside Capture (vs. Russell 1000)	27.64	-8.30	100.00	41.67
Since inception (9/30/11)
Worst Drawdown based on weekly returns
Past performance is no guarantee of future results

[1]	For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. Litman Gregory Masters Alternative Strategies Fund was rated against the following numbers of Multialternative funds over the following time periods as of 12/31/2016: 239 funds in the last three years, and 141 funds in the last five years. With respect to these Multialternative funds, Litman Gregory Masters Alternative Strategies (MASFX) received a Morningstar Rating of 5 stars and 5 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics.

©2017 Morningstar Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Fund Summary	35

Portfolio Commentary

Performance of Managers

For the year, four of the five managers generated positive returns. The Loomis Sayles Absolute-Return Fixed-Income strategy led with a gain of 12.29%. FPA’s Contrarian Opportunity strategy generated a 10.20% return. Water Island’s Arbitrage and Event-Driven strategy gained 6.1%. The DoubleLine Opportunistic Income strategy gained 6.04%. Passport Capital’s Long-Short Equity strategy declined 3.43%, with nearly all of the full-year loss coming in the fourth quarter. (These returns are net of the management fee each sub-advisor charges the fund.)

Key performance drivers and positioning by strategy

DoubleLine: The DoubleLine Opportunistic Income strategy benefited from its exposure to both agency and non-agency residential mortgage-backed securities (RMBS). Within agency RMBS, higher coupon sectors such as inverse interest rate and inverse floating-rate securities were the best performers due to their high levels of interest income. Within non-agency RMBS, the Alt-A sector contributed the most to portfolio returns, driven by high cash flows that offset some price decline. Subprime non-agency bonds also performed well and had the highest absolute return for the year as spreads tightened along with improving fundamentals. Other structured credit sectors such as collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) were also positive contributors, mainly due to high income returns. Municipals and high-yield bonds, which remain a smaller portion of the overall portfolio, were also additive to performance for the year.

As of year-end, non-agency RMBS remains the largest allocation in the Opportunistic Income portfolio, at almost 59%. Other credit-sensitive allocations (CMBS, CLOs, asset-backed securities, and Puerto Rico muni bonds) comprise an additional 10%. As is typical, DoubleLine increased the duration of the portfolio slightly as interest rates rose during the second half of the year, ending at almost four years. The portfolio held significant dry powder at year-end, with almost 11% in cash. For additional details on DoubleLine’s portfolio positioning and outlook, please read their commentary on page 41.

FPA: The FPA Contrarian Opportunity strategy produced strong gains for the year, driven in particular by its meaningful exposure to financial stocks and high-yield bonds. Many of these were positions the managers had built during the sharp selloff in those sectors in 2015 and early 2016. Bank of America, CIT Group, Leucadia National, Citigroup, and Aon were top stock contributors to performance for the year. On the fixed-income side, McDermott International and Consol Energy high-yield bonds were top contributors. The largest performance detractors for the year included Walter Investment Management bonds, the Naspers/Tencent pair trade, and Countrywide.

The FPA portfolio had negligible exposure to health care stocks throughout most of the year, but following the sector’s poor performance post-election, the managers have spent a good deal of time looking at various companies across the different sub-sectors (e.g., pharmaceuticals, distributors, hospitals, medical equipment, insurance, etc.). So far however, they have made only a few small purchases. At year-end, financials remained the portfolio’s biggest sector exposure at 22.1%, followed by technology (11%) and industrials (10%). Foreign stocks were 14.9% of the portfolio, and bonds accounted for 9.2%. Overall, net equity exposure stood at 53%, and the cash position remained very substantial (approximately 37%) as the managers are still finding most of the businesses they’d like to own to be overvalued at current market prices. Please see FPA’s commentary on page 41 for more details on their outlook and positioning.

Loomis Sayles: The Loomis Sayles Absolute-Return Fixed-Income strategy delivered strong returns in 2016. The biggest drivers of the performance were the portfolio’s exposures to high-yield and investment-grade corporate bonds. In addition, securitized (primarily RMBS), emerging markets, and convertibles all contributed positively to returns. These gains more than offset modest losses from the managers’ currency, global rates, and global credit positions.

High-yield corporate bonds contributed to performance as spreads consistently tightened following February’s selloff, finishing at near their narrowest levels for the year. Aided by a relatively dovish Federal Reserve (the Fed), positive flows into the asset class, stable oil and metals prices, and a general dearth of yield, investors continued to allocate to the asset class, pushing valuations higher. Energy, telecom, and technology high-yield names contributed most to Loomis’s performance. On the investment-grade side, most of the contribution came from their energy, technology, and banking names.

Currency positioning weighed on performance, as currencies of beaten-down commodity exporters rebounded. Additionally, the U.S. presidential election had a negative impact on the Mexican peso in December, hurting the portfolio’s position in the currency. Global rates tools (primarily interest rate swaps and futures) also detracted from return, as the post-Brexit flight-to-quality rally pushed down Treasury yields.

The portfolio ended the year with roughly zero empirical duration, given most of its exposure is in credit-sensitive areas along with its interest rate hedges, which were beneficial later in the year as rates rose. The most significant net exposures remain in securitized credit, high-yield corporates, and investment-grade corporates. Within credit, the managers are still finding good value in the energy sector, primarily in the oil production and midstream space.

36	Litman Gregory Funds Trust

Passport: Passport’s Long-Short Equity strategy faced a challenging and ultimately disappointing year. During the first half of the year, the portfolio’s long exposures were meaningful positive contributors to returns, led by holdings in the consumer staples and industrials sectors. However, the gains from long positions were more than offset by the portfolio’s short positions, with individual basic materials, energy, and Internet/technology shorts as well as general portfolio and sector-level hedges being the largest detractors during this period.

In the second half of the year, Passport’s acknowledgement that China and other central banks were willing to provide yet more massive liquidity to the markets led Passport to reduce its short exposure to sectors that could be significantly impacted by U.S. dollar sentiment. Passport remained conservatively positioned, however, with a focus on low-beta, defensive names on the long side of the portfolio, such as consumer staples, utilities, gold, and telecommunications companies, which they expected could perform well in a slowing economy. Passport also maintained concentrated positions in high-conviction themes that Passport viewed as having low correlation to the broader market. This positioning was challenged by a rising rate and steeper curve regime as central banks began implicitly targeting higher yields and steeper curves. While Passport’s defensive long positions underperformed the broader market, performance was positive in the third quarter as strong performance in the Internet/technology sector, led by Chinese Internet companies, offset losses in the health care and basic materials sectors.

In the fourth quarter, Passport increased its exposure to Saudi Arabia, which was a large positive contributor to performance. However, the overall portfolio return was negative for the quarter, driven by general portfolio hedges, short positions in the consumer discretionary sector, and long positions in the basic materials sector. For the year as a whole, Passport’s short positions detracted more from returns than their long positions contributed.

As of year-end, Passport’s portfolio reflected some of the same themes from the prior year as well some newer themes reflecting changes in macro and fundamental factors, including the Trump victory. Among the former, the fund continues to be net long Internet/technology stocks (the largest sector allocation) and short emerging markets (with the exception of the Saudi position noted above). Newer themes include long U.S. financials and U.S. energy companies (particularly those exposed to the Permian Basin), and a shift to net short in consumer discretionary names. The portfolio also has very little in the way of significant factor exposures compared to last year, being only slightly long growth and momentum. Net equity exposure ended the year at 34%, with 90% long and 56% short. Please see Passport’s commentary on page 44 for more details on their outlook and positioning.

Water Island: The performance of the Water Island Arbitrage and Event-Driven strategy was driven by gains in all three of its sub-strategies: Equity Merger Arbitrage, Credit Opportunities, and Equity Special Situations, with merger arbitrage accounting for roughly half the total return. The top performance contributor for the year was a merger-arbitrage position in Charter Communications’ acquisition of Time Warner Cable. Water Island established the position in the second half of 2015 and the merger was finalized in May 2016. The second-largest contributor was a merger-arbitrage investment in Marriott International’s acquisition of Starwood Hotels. Water Island initiated a position early in the deal timeline and benefited from the ensuing bidding war for Starwood, with multiple topping bids. The deal closed successfully in September. The strategy’s largest detractor for the year was a merger-arbitrage position in Pfizer’s acquisition of Allergan. This was a high-profile deal with substantial regulatory (tax inversion) risk, which was reflected in the wide deal spread. Ultimately, in April the Treasury Department issued new guidelines on inversions that would have eliminated the tax benefits Pfizer hoped to gain from the transaction. As a result, the two companies decided to abandon the merger, leading to a loss in the position. However, Water Island had sized and hedged the position in anticipation of this risk, and as such, it detracted only 26 basis points (0.26%) of total return.

While it’s impossible to predict exactly what will unfold in 2017, Water Island expects the new Trump administration and accompanying policy uncertainty to create a volatile but ultimately positive environment for merger-arbitrage investing, particularly in the banking and energy sectors. The mergers and acquisitions (M&A) environment should also provide additional merger-related situations for the strategy’s credit sub-strategy. The credit team also anticipates a growing number of opportunities for long/short relative-value positions as rates, credit spreads, and market dislocations create significant mispricings. The Equity Special Situations sub-strategy remains focused on trying to reduce the effect of volatility on the portfolio by maintaining a healthy long/short balance and seeking investments characterized by shorter durations and harder (more likely) catalysts.

At year-end, the portfolio’s largest allocation was to Equity Merger Arbitrage at 38%, with Equity Special Situations at 18% and Credit Opportunities at 10% (as measured by gross long exposure). The portfolio’s cash levels were relatively elevated at year-end due to a number of events rolling off in the final weeks of the year, including the successful completion of deals in both the merger-arbitrage sub-strategy and merger-related credit. The team anticipates investing this capital as new M&A activity picks up, which historically happens in the latter half of January. Please see Water Island’s commentary on page 45 for more details on their outlook and positioning.

Strategy Allocations

The fund remains weighted according to our strategic target allocation: 25% each to DoubleLine and Loomis Sayles, 20% each to FPA and Water Island, and 10% to Passport. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Fund Summary	37

Current Target Strategy Allocations

As Of December 31, 2016

Closing Thoughts

The good performance in 2016 certainly makes this report more pleasant to write than last year’s version; however, there is almost always more than one way to look at things. In reflecting back on the end of 2015, we were disappointed with the recent absolute return but optimistic about the level of opportunity and the potential to see a rebound in performance over a reasonable horizon, given the nature of many of the positions. As we (and many others) have noted, periods in the markets that feel bad, like late 2015/early 2016, are often the most fertile for establishing positions that will bear fruit over the coming quarters or years. Conversely, as we described above, a lot (but not everything) went well in 2016, so we do not enter 2017 with as strong an idea about where returns are likely to come from this year. That does not mean that performance will necessarily be disappointing, as there is still some “juice left to be squeezed” from some of the same performance drivers, and we have no doubt the markets will offer up new opportunities to our managers. But the portfolio’s yield is a bit lower than it was a year ago, valuations are higher for most asset classes, investor sentiment is generally positive, and our sub-advisors are once again fairly conservatively positioned. We are not in the business of making predictions one way or the other but are merely trying to keep (and convey to our fellow shareholders) a balanced perspective on the fund’s performance, both in good times and not-as-good times.

Despite the overall “Trump rally,” there has been a very meaningful divergence in performance between different sectors within the U.S. market, and across countries and regions globally depending on the market’s perception of Trump’s impact in a particular space. This divergence on its own should create new opportunities for skilled managers who do their research and valuation work, but the opportunities will likely go well beyond these first order effects. As much as discussion of the Trump phenomenon has already been beaten to death, and we would prefer to avoid adding to the virtual ink spilled on the topic generally, we do think it is instructive to use the election to highlight the folly of the prediction game. Very few predicted Trump would win, and very few correctly predicted what the market reactions would be as it was becoming clear he was indeed going to win. Now that it has been over two months since the election, new consensus views have emerged that are priced into sectors and asset classes. Some of that will of course be right, but some will not. If the recent elections taught us nothing else, it should be to expect the unexpected, not to mention the resulting market reaction.

From our top-down perspective, there seems to be a fairly high degree of certainty (and mostly optimism) priced into U.S. financial assets at a time when there is the potential for myriad “unknown unknowns” to arrive on the scene. All of this is to say that, as always, we don’t know where tomorrow’s great investment opportunities will come from, but we’re as confident as ever they will come and that our managers will have the dry powder, temperament, and skill to take advantage of them.

38	Litman Gregory Funds Trust

As always, we thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jason Steuerwalt, Senior Research Analyst

Sub-Advisor Portfolio Composition as of December 31, 2016

(Exposures may not add up to total due to rounding)

DoubleLine Opportunistic Income Strategy

12/31/2016

Sector Exposures
Non-Agency Residential MBS	58.9%
Agency Inverse Interest-Only	7.2%
Agency CMO	5.5%
Agency Inverse Floaters	5.0%
Municipals	4.0%
Asset Backed Securities	3.2%
Collateralized Loan Obligations	1.7%
Government	1.6%
Agency PO	1.0%
Commercial MBS	0.8%
High-Yield	0.2%
Cash	10.8%

TOTAL	100.0%

Non-Agency Residential MBS Breakdown

(% of Non-Agency Residential MBS)

Alt-A	58.5%
Prime	18.6%
Subprime	16.8%
Jumbo 2.0	6.0%

TOTAL	100.0%

Credit Quality Breakdown
Below Investment Grade	47.7%
Agency	18.7%
Not Rated	14.0%
Investment Grade	7.3%
Government	1.6%
Cash	10.8%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

12/31/2016

Asset Class Exposures
U.S. Large-Cap Stocks	26.4%
U.S. Mid-Cap Stocks	9.8%
U.S. Small-Cap Stocks	5.7%
Foreign Stocks	14.9%
Bonds	9.2%
Other Asset-Backed	0.6%
Limited Partnerships	0.4%
Short Sales	-4.4%
Cash	37.3%

TOTAL	100.0%

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	3.9%	12.5%
Consumer Staples	0.4%	8.3%
Energy	0.8%	7.0%
Finance	22.1%	15.5%
Health Care	2.0%	13.0%
Industrials	10.3%	10.9%
Materials	1.8%	3.3%
Real Estate	0.2%	4.0%
Technology	11.0%	20.0%
Telecom	0.0%	2.4%
Utilities	0.0%	3.2%
Cash	37.3%	0.0%
Other	10.2%	0.0%

TOTAL	100.0%	100.0%

Loomis Sayles Absolute Return Fixed-Income Strategy

12/31/2016

Strategy Exposures (%)	Long Total	Short Total	Net Exposure
Global Rates	34.7	-14.0	20.8
Securitized	21.4	-0.6	20.7
Risk Management	0.2	-18.6	-18.4
High-Yield Corporate	26.2	-8.1	18.1
Investment Grade Corporate	14.1	-1.8	12.3
Bank Loans	6.3	0.0	6.3
Currency	7.9	-13.9	-6.0
Emerging Market	4.8	-0.8	4.0
Dividend Equity	7.3	-4.6	2.7
Convertibles	1.8	0.0	1.8
Global Credit	1.5	0.0	1.5
Subtotal	126.2	-62.4	63.8
Cash & Equivalents	15.6	0.0	15.6

Overall Net	141.9	-62.4	79.4

Top 10 Country Risk Exposures (%)	Long Total	Short Total	Net Exposure
United States	81.1	-34.7	46.4
Czech Republic	19.1	-6.8	12.3
United Kingdom	15.1	-4.9	10.2
Mexico	5.3	0.0	5.3
Eurozone	0.1	-4.0	-4.0
Brazil	4.0	0.0	4.0
Norway	3.6	0.0	3.6
South Africa	0.0	-1.5	-1.5
Sweden	1.4	0.0	1.4
New Zealand	0.0	-1.4	-1.4

Top 10 Subtotal	129.6	-53.2	76.4

Fund Summary	39

Passport Capital Long-Short Equity Strategy

12/31/2016

Sector Exposures
Sector	Long	Short	Net
Diversified	0%	-36%	-36%
Internet / Technology	19%	-5%	14%
Industrial	16%	-4%	12%
Financial	13%	-2%	11%
MENA	12%	0%	12%
Healthcare	10%	-2%	8%
Energy	10%	0%	10%
Consumer Discretionary	2%	-5%	-3%
Basic Materials	3%	-1%	2%
Consumer Staples	4%	0%	4%
Utilities	0%	-1%	-1%

TOTAL	90%	-56%	34%

Water Island Arbitrage Strategy

12/31/2016

Sub-Strategy Exposures	Long	Short	Net
Equity Merger Arbitrage	37.7%	-7.5%	30.2%
Equity Special Situations	17.8%	-16.6%	1.2%
Credit Opportunities	10.0%	-0.4%	9.6%

Total	65.5%	-24.5%	41.0%

40	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

Subadvisor Commentaries

DoubleLine Capital, LP Commentary

2016 Sector Commentary and Attribution

For the 12-month trailing period ended December 31, 2016, the portfolio gained 6.02% (net of fees), outperforming the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.66%. In aggregate, both Agency and Non-Agency residential mortgage-backed securities (RMBS) sectors contributed positively to performance. Within Agency RMBS, higher coupon sectors such as inverse interest rate and inverse floating rate securities were the best performers as both sectors contributed robust interest income returns. Amongst Non-Agency RMBS sectors, Alt-A bonds contributed the most to returns; though the sector faced some weakness in valuations, high cash flows from the sector helped negate these declines. Subprime bonds also performed well, and had the highest absolute return for the period as spreads tightened with fundamentals improving for the sector. Prime bonds had the lowest return profile amongst Non-Agency RMBS bonds, mainly due to the sector facing similar weakness in valuations to Alt-A bonds, with less interest carry. Other structured credit sectors such as Collateralized Loan Obligations (CLOs) and Commercial Mortgage Backed Securities (CMBS) were also accretive to performance, mainly attributed to high income returns. Similarly, non-structured credit sectors such as Municipals and High Yield, which remain a smaller portion of the overall portfolio, were additive to performance.

Current Portfolio Outlook

The current portfolio has zero leverage with a yield of approximately 5% and an effective duration of about 4; the allocation continues to mainly be an allocation to both interest-rate sensitive Agency RMBS and more credit-sensitive Non-Agency RMBS. Over the past year, there has been an increasing allocation to structured credit sectors such as ABS and CMBS due to their attractive risk-adjusted yield profiles. Legacy RMBS continues to be a sector that we remain active in due to strong fundamentals and technicals in the space; however, the team continues to look into the various opportunities across the structured credit markets. Consensus market opinion calls for upward pressure in interest rates with an anticipation of another Fed rate hike sometime in the new year. If this is indicative of improving fundamentals, the credit component of the portfolio should benefit while also helping maintain a lower duration profile relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

FPA, LLC Commentary

Performance

The markets continued to move higher in the fourth quarter after overcoming the initial misgivings surrounding the results of the U.S. election. The portfolio returned 4.73% in the quarter and 10.20% for the full year, net of fees. This compares to the 3.82% and 11.96%, respectively, for the S&P 500 and 1.19% and 7.86%, respectively, for the MSCI ACWI index.

Portfolio

Our exposure to financial firms along with our investment in high-yield bonds both benefited 2016‘s performance. All of the top five winners for the Q4 and full-year periods were either financials or high-yield bonds, the opposite of what we saw in Q1. The losers lacked a theme but it should be noted that our Naspers/Tencent arbitrage continued to suffer.

The tale of our fluctuating financial exposure is emblematic of our approach to investing: buy good businesses when others don’t want to own them and avoid them when they’re popular. Owning the unloved can be trying at times as these companies may be suffering from general economic weakness, industry malaise or internal missteps. Since we lack any ability to discern the bottom in a company’s earnings or stock price, our initial purchases are generally early. That can be uncomfortable for the holder – or worse, the holder of the holder, like shareholders of a mutual fund, for example. The more removed one is from primary research, the less comfort understandably exists in observing a manager maintain a position while it’s declining in price. Worse, if in that instance the manager were to increase its stake, a fund investor’s discomfort may compound. We don’t let our judgment become unduly influenced by stock price, preferring to focus instead on fundamentals.

We lacked the foresight to build an entire position once the bottom had been reached in the financials or any other sector or asset class for that matter. As a result, we regularly endure periods of underperformance while waiting for our thesis to play out but our buying program generally continues as long as our opinion remains constant.

Lenders declined in price in 2015. We bought. They declined further. We bought some more. Early 2016 brought more of the same. Our investment in financials contributed to the portfolio’s performance lagging its exposure for a period of time. We had plenty of phone calls from shareholders questioning the wisdom of the investment. Those calls reached a crescendo in Q1 2016 when 3 of the 5 losers in the period were the same financials that round out the winners list in Q4. No surprise that Q1 was a bottom for the sector (and the market). Since we are closer to the investments than our shareholders, we can appreciate their discomfort. And yet discomfort is a kind of petri dish that cultures opportunity. Anxiety creates selling pressure and lower prices, which allows us to invest with a margin of safety.2 The comfort of going it alone is, for us, preferable to that of running with the crowd. In periods of such solitude, we hope we succeed in providing you a modicum of reassurance as we tried to do when we articulated our rationale for financials in our commentaries (particularly, Q1 and Q2 2016).

2	Buying with a “margin of safety,” a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps mitigate against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Fund Summary	41

Buying at a discount to a business’s intrinsic value (as we did with the banks) offers downside mitigation but that doesn’t mean we’ll always make money. We can justify an investment if the upside case is much higher than the downside. Sometimes, though, the downside case materializes and we take a loss. We wouldn’t characterize that as a mistake (though we can point to our share of blunders). Our long-formed habit of leaning into the wind will continue and the portfolio’s performance will disconnect from its benchmarks at times as a result.

What happens over short time frames should be entirely irrelevant. We instead maintain our focus on the longer term goal of achieving equity rates of return with less risk than the market and avoiding permanent impairment of capital. We appreciate that investment risk, like beauty, is in the eye of the beholder. We define it as losing money. For others, volatility, the institutionally accepted definition of risk, may be more appropriate. If we have $1,000 today and it drops to $750 next year, but then is worth $2,000 five years from now, we’ve compounded our capital at almost 15%. If, on the other hand, the 25% drop to $750 causes someone to sell, then they’ve unfortunately let price rather than value be their guide.

If volatility is your definition of risk, then we’d recommend not investing in stocks as there will invariably be a point in time that the markets will conspire against you and, in a meaningful correction, take prices down 20% or 30%...or more. We endeavor to create a portfolio that shouldn’t bear the worst of such a downdraft. Market moves of smaller magnitudes, say 5%-10% up or down, are nothing more than noise. The portfolio will do better or worse in these smaller moves over shorter time frames, consistent with its non-index hugging history.

Although there really isn’t much wind to lean into at the moment, healthcare has underperformed, with the S&P Healthcare Index being one of the few sectors to decline last year.

S&P 500 Index ex-Healthcare vs S&P 500 Healthcare Index as of 12/31/2016

As you should have come to expect, we’ve spent a fair amount of time recently looking at various companies across the different subsectors (e.g., pharma, distributors, hospitals, medical equipment, insurance, etc.). Though the portfolio had negligible exposure to the healthcare industry at large over the past year, we are familiar with many of the participants. Thus far we have made a few purchases but they’ve been small and we’d prefer not to discuss them further at this time. However, the activity is yet another illustration of how the portfolio opportunistically allocates capital across industries.

We’re always on the hunt for those businesses that other investors have placed in the penalty box. We are finding that today, though, there are numerous companies that we’d expect to be unloved or underappreciated but aren’t. We’d love to be more invested. The reason that we aren’t more so is that stocks aren’t generally cheap – as we’ve regularly discussed these past few years. The reason half the book wasn’t in financials is that we don’t seek to take such risks that are disproportionate to being able to achieve our risk-adjusted return objective. The reason that we haven’t found more to do is a function of price, not diligence.

Just because the market isn’t rife with opportunity doesn’t mean that stocks can’t go higher. Some investors feel the need to “keep up”, which can lead to certain sacrifices like rationalizing a lower business quality, accepting a weaker balance sheet, tolerating weak management with poor corporate governance or

42	Litman Gregory Funds Trust

justifying a more expensive valuation. We won’t, at least not intentionally. Despite the natural tension between doing something versus doing nothing at all, we will remain the same principled investors who have guided this strategy since its inception more than 23 years ago. We won’t likely capture all of the upside in rising markets but we do hope to avoid all of the downside in declining ones.

Closing

We like to ski when there’s soft snow covering the slopes. When ski conditions are poor, you’re more likely to get hurt. Investing is no different. Money can be made when the market is rising just like one can conceivably get down a mountain of icy slopes without breaking a bone, but taking that risk is open to question. Give us some powder in the form of good valuations and you’ll see us put some capital to work.

Low/negative interest rates and central bank actions have pulled forward spending, benefiting today’s economy at the expense of tomorrow’s. We suspect that will cause some market disruption … one day. That fallout could be toxic but should create the kinds of opportunities we seek but we need to be careful what we wish for too.

Investing other people’s money is a great responsibility and is based on trust. We’re not going to deliver market rates of return with less risk over time by investing the same as the market, which means that our returns when compared to the market will differ wildly at times – for better or worse. Here’s to being different.

Respectfully submitted,

Steven Romick

Co-Portfolio Manager

January 25, 2017

Loomis Sayles & Company Commentary

Market Conditions

Risk appetite held up well during the period. The sustained US high yield rally and equity markets hit all-time highs following Donald Trump’s presidential win and the surprise Republican sweep of Congress. The Federal Reserve (the Fed) raised interest rates for the second time in a decade, Brent crude oil surged over 23% in the face of a strong US dollar rally during the fourth quarter. Market volatility decreased to close out the year after temporary spikes during the sell-off in February and immediately following Brexit.

US high yield was a bright spot in global fixed income during the period and finished the year strong with solid returns. The sector benefited as the jump in oil prices helped strengthen credit profiles in energy and related industries. Energy-related names tended to lead the broad market in results.

The dollar hit a 14-year high during the fourth quarter. The US dollar strengthened relative to most foreign currencies due to a combination of diverging monetary policies and concern over global trade following the US election.

Portfolio Review

With an annual net return of 12.29%, the portfolio outperformed its benchmark, the three-month Libor Index, which returned 0.68%. The portfolio’s positive performance was mostly generated from our exposures to both high yield and investment grade corporate bonds. Beyond that, securitized, emerging markets and convertibles all contributed to absolute return. These gains more than offset losses from our currency, global rates and global credit ideas.

High yield corporate bonds contributed to performance as spreads consistently tightened following February’s sell-off and finished the period near year to date tights. Aided by a relatively dovish Fed, positive flows into the asset class, stable oil and metals prices and a general dearth of yield, investors continued to allocate into risk assets, pushing valuations higher. Individual energy, telecommunications and technology names benefitted performance the most.

Despite weakness during the fourth quarter as the Fed’s decision to hike rates weighed on longer duration issues, investment grade corporate bonds aided return as spreads tightened in similar fashion to high yield. Fund flows into corporates from abroad continued as the search for yield intensified on depressed government rates. Major central banks across the world maintained and even increased their accommodative stance, as the Bank of England began corporate bond buying following Brexit. Most of the positive contribution came from energy, technology and banking names.

Securitized assets, particularly our RMBS holdings, boosted performance during the period as fundamentals remained stable, across all sectors. The lagged movement of ABS, CMBS and RMBS spreads relative to corporates continued to play out as they tightened during the period, translating into higher valuations.

Emerging market exposure also lifted return during the period as credits benefitted from spread compression amid the low interest rate environment. Market technicals also remain supportive for hard currency assets, as inflows into the asset class remain solid, and limited new supply has spurred demand. Specifically for the strategy, exposure to the energy, capital goods, and consumer non-cyclical space led the contribution to performance.

Currency positioning weighed on performance as currencies of beaten-down commodity exporters rebounded during the period on the backs of a commodities rally. Many of our positions were offset against long pairs, which mitigated the impact. Nonetheless, some of our currency positions, namely short Brazilian and New Zealand dollar and long Norwegian krone weighed on return. Additionally, the US presidential election had a negative impact on the Mexican peso in December, weakening our long position in the currency.

The portfolio’s global rates tools, primarily the use of swaps, swaptions and interest rate futures, weighed on performance. A short position in a eurodollar future was the primary laggard, as the post-Brexit flight-to-quality rally pushed down Treasury yields. Additionally, short exposure to a Euro-Bund future

Fund Summary	43

diminished performance as the continuation of an accommodative ECB caused long end German yields to decline in the first half of the period.

Outlook

Growth in the US continues at a moderate rate, while Europe’s pace is a bit slower. As the Fed works to normalize interest rates, we expect two rate hikes in 2017 and four additional hikes in 2018. A fiscal stimulus package derived by the Trump administration could boost gross domestic product (GDP) growth and inflation, but not until 2018. Higher inflation is primarily responsible for the accelerated pace of tightening in 2018.

Expectations for tax reform and more pro-business policies could prolong the expansion phase of the US credit cycle. Key assumptions include a measured path of rate hikes that do not create significant volatility in risk markets and continued strong foreign demand for corporate bonds. Deteriorating fundamentals continue to be a concern at this stage of the cycle as companies reward equity holders at the expense of balance sheets. While deteriorating emerging market debt fundamentals have been bottoming out, growth remains weak and the fiscal picture has not yet improved. External balances are still mixed across countries as winners and losers are determined by the countries’ status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain solid and notably better than in the US with stable balance sheets and prudent outlooks. M&A, capex and share repurchases remain subdued, with capex forecasted to be down again in 2017.

Passport Capital, LLC Commentary

2016 was a disappointing year for Passport, but with the lessons of this period learned, we feel we have exited a regime of “interest rate repression” and entered a more normalized investment landscape better-suited for our blend of macro and micro analysis.

Our process of attempting to identify macro-economic themes and trends and investing in their potential to persist and exceed market imagination led us to position correctly for the USD-based global financial “squeeze” of 2015/early 2016. In 2015, we correctly anticipated that the Federal Reserve’s ending of Quantitative Easing in October 2014 and consequent rise in the dollar, would cause unforeseen global tightening and set a course for a crescendo of deleveraging which, many years into a decelerating economic expansion, could cause a global recession. We aggressively positioned for this scenario through both top-down and bottom-up processes—a signature of our firm—and distinguished ourselves from other investors.

Our mistake was in believing that markets would be allowed to “clear” in the first half of 2016 as the Federal Reserve hiked to start normalizing rates and China tightened into a global slowdown. We were proven wrong when China and other central banks used overwhelming force again to postpone a reckoning in Q1. In the end, governments averted a crisis and extended the U.S. economic cycle. To make 2016 even more complicated to comprehend, central banks mid-year suddenly abandoned their negative or low rate regimes and started announcing steepening intentions starting with the Bank of Japan in September. Being in classically defensive sectors suddenly became risky as investors were forced to embrace more risk.

Our portfolio’s defensive posture hurt the portfolio in several ways throughout the year. In the first half of the year, on the one hand, signals from the rates and currency markets, as well as the price of gold, strongly indicated risk aversion, deteriorating growth prospects and reflected the tepid path of corporate earnings. On the other hand, equities and high-yield markets indicated risk appetite encouraged by excess liquidity. While our long exposures were resoundingly positive contributors to returns led by the Consumer Staples and Industrials sectors, the gains from long positions were more than offset by the portfolio’s short positions, as continued excess liquidity supported all assets, even those we did not find attractive from a fundamental perspective. Short exposure in the Basic Materials, Energy and Internet/Technology sectors and general portfolio and sector-level hedges, categorized in the Diversified sector, were the largest detractors from performance on the short side in Q1 and Q2.

In the second half of the year, our acknowledgement that central banks were willing to provide liquidity to the markets meant that we were generally less willing to be short those sectors that could be significantly impacted by U.S. dollar sentiment. We remained conservatively positioned, however, with a focus on low beta, defensive names on the long side of the portfolio, weighted in the Consumer Staples, Utilities, Gold, and Telecommunications sectors, which we expected could perform well in a slowing economy, along with a concentration of high conviction themes that we viewed as lowly correlated to broader markets. This positioning was challenged by a rising rate and steeper curve regime as central banks began implicitly targeting higher yields and steeper curves. While our defensive long positions underperformed the broader market, performance was positive in the third quarter as strong performance in the Internet/Technology sector, led by Chinese internet companies, offset losses in the Healthcare and Basic Materials sectors.

The rise of new political forces in the second half of 2016 created new opportunities for Passport and global markets. Western voters reclaimed their rights as providers of liquidity as indicated by the June Brexit vote, the U.S. Presidential election, and the Italian referendum. Following the surprise outcome of the U.S. Presidential election, we shifted our positioning to focus on key U.S. policy dynamics we believe would result from a new administration as well as the improvement in economic indicators and the resulting impacts on inflation and growth. The portfolio is now positioned in a manner that we hope could benefit from higher growth and inflation in the U.S. As a result we have built long exposure to U.S. Financials that pay full tax rates on domestic profit bases and could benefit from higher interest rates. We have also increased Energy and Industrial long positions, which we believe could profit from increased demand resulting from pro-growth policy stance under the new administration. U.S. retail remains a key source of short risk in the portfolio given weak sales and competitive trends.

44	Litman Gregory Funds Trust

Uncorrelated to broader market activity and the rest of our portfolio, we increased exposure to Saudi Arabia in the 4th quarter. Saudi has long been an area of interest for Passport. We believe that the government there is now truly committed to substantial market and economic reforms that could reverse recent systemic liquidity which has hampered the Saudi stock market. Furthermore, the rising likelihood of Saudi’s inclusion in the MSCI Emerging Market Index further supports our optimism on this theme. While long exposure to Saudi Arabia was a large positive contributor to performance in the 4th quarter, hedges in the Diversified sector, short positions in the Consumer Discretionary sector, and long exposure in the Basic Materials sector, drove further declines.

As 2016 concludes, we believe we have left the kind of markets upon which government liquidity overwhelms private liquidity, passive investing beats active investing, and tail outcomes are curtailed by central banker theories. We are as convinced as ever of the relevance and advantage of Passport’s integration of top-down, bottom-up, and risk/quantitative analysis. We believe the history of financial markets and the nature of human behavior are such that big trends begin in uncertainty, mature in acceptance, and sometimes peak in mania. The short, push-pull cycles of 2016 are the exception, not the rule, and we understand them now as the final consequences of the “whatever it takes” policy of this particular era mixed with late-cycle economic conditions. Going forward, we expect 1) the persistence of new investment trends; 2) the potentially painful curtailment of the excesses of the previous era; and 3) periods of higher market volatility. With our process, team, resources, and your support, our unwavering intent is to attack that future with the same imagination, skepticism and intellectual irreverence which we believe identifies Passport.

Water Island Capital Commentary

Heading into 2016, we made a concerted effort to focus our portfolio on harder catalyst, shorter duration situations and to maintain long/short balance, particularly in the equity special situations and credit opportunities sub-strategies, as we expected the year to feature a greater number of spikes in volatility than 2015. Our first volatility spike reared its head in January and February as the markets grew fearful of a slowing global growth environment and a devaluation of the Chinese RMB. By the summer we witnessed our second as the markets handicapped a potential U.K. exit from the European Union, eventually having to digest the news when the “Leave” campaign emerged from the vote victorious. Finally, the Presidential primaries and eventual November elections did not come without their own bouts of market volatility. Our portfolio positioning proved fortuitous, as all three sub-strategs contributed positive returns for the year.

The portfolio’s top contributor in 2016 was our merger arbitrage investment in Charter Communications’ acquisition of Time Warner Cable. In May 2015, Charter Communications – a US broadband communications and cable company – entered into a definitive agreement to acquire rival Time Warner Cable for $87.4 billion. Just one year prior, Time Warner had been the target of an attempted acquisition by industry-leader Comcast, which was blocked by regulators due to competition concerns. We had avoided the Comcast deal because we felt the regulatory hurdles would be too high (and at one point even took a short position in the deal). Our analysis of the Charter merger, on the other hand, gave us confidence that the deal would reach a successful conclusion. The companies received all required regulatory approvals in a straightforward and timely fashion and the deal was finalized in May 2016, resulting in a profit for the fund.

The portfolio’s second-largest contributor for the period was our merger arbitrage investment in Marriott International’s acquisition of Starwood Hotels. Marriott’s initial offer for Starwood was disrupted when Anbang Insurance Group of China entered with a topping bid, leading to a protracted bidding war between the two companies. Anbang eventually bowed out at the end of Q1 2016, after Marriott raised its offer multiple times and agreed to a $14.9 billion deal with Starwood. We initiated a position early in the deal and benefited from the multiple topping bids. The deal closed successfully in September 2016.

Not all M&A situations reach a successful outcome, and as such, the portfolio’s top detractor for the year also came from the merger arbitrage sleeve. In November 2015, Pfizer entered into a definitive agreement to acquire fellow drug-maker Allergan, with the intent to re-domicile in Ireland in order to realize significant corporate tax benefits (a strategy known as a tax inversion). The stock-for-stock transaction was worth $160 billion – the largest inversion on record. While the acquisition of Allergan was clearly a high profile/high risk deal given the potential for U.S. tax reform, the initial impression from investors – ourselves included – was that any future actions by Treasury would be unlikely to stop the deal. However, in April 2016 Treasury released new guidelines on inversions which would have eliminated the tax benefits Pfizer hoped to gain from the transaction. As a result, the two companies decided to abandon the merger, leading to a loss for the fund. That said, we had sized and hedged our position in the deal in anticipation of potential inversion-related difficulties, and were able to mitigate the impact of this deal break on the portfolio.

The second-largest detractor in the portfolio for the year was our equity special situations investment in cybersecurity firm Imperva. We first invested in Imperva in July 2016 after Elliott Management, an investment firm with a history of activism, announced they had taken a stake in the company. Our investment thesis was predicated on the belief that Elliott would engage in a shareholder-friendly campaign, with the most likely path being a push for the company to sell itself. By September, shares of Imperva soared as it was reported the company was fielding offers from several suitors including Cisco, IBM, and Forcepoint. In mid-October, however, Imperva announced that the sale had been put on hold as they sought a higher acquisition premium for the company. This news sent shares sharply downward and, after we determined that a corporate catalyst was unlikely to materialize in the near future, we ultimately decided to exit the position.

Fund Summary	45

For 2017, we expect to see an investment environment poised for increased uncertainty and volatility. Within the U.S., the strength and velocity of recent equity market gains, spurred by an investor shift from yield/bond proxies to growth assets, reflects investor optimism as a new administration takes hold, but also exhibits a lack of investor concern for uncertainties that lie ahead. While our investment theses are not predicated on macroeconomic views, we do believe details around future policy changes will have wide ramifications and unintended consequences which will impact companies and sectors differently. Many of these details have yet to be finalized, with our belief that the delta between expectation and reality will make the market ripe for spikes of volatility throughout the year.

Corporate tax reform is an example, where many believe a cut in corporate taxes to 15% or 20% will be a boon for U.S. companies. What remains to be determined is how a corporate tax cut will be funded in order to remain revenue neutral (or whether Congress even wants to remain revenue neutral). Border tax, where costs of offshore-produced goods will no longer be tax deductible, has been suggested by Republican House Speaker Paul Ryan and could have significant implications for any company that imports raw materials or goods from low-cost manufacturing regions such as refiners, apparel manufacturers, and auto manufacturers. The path for rates will also be in focus in 2017 as the Fed looks to balance long-term monetary policy against the new administration’s fiscal, regulatory, trade, and immigration policies. How far new administration policies can potentially raise expected real returns could cause the Fed to push rates higher and more quickly than the market currently is pricing in, likely another potential source of volatility in 2017. We would be remiss to not mention trade policy and negotiations with foreign trade partners that the new administration appears intent on taking to brinkmanship. China appears to be a central focus as the U.S. economic enemy going forward. Labeling China a Forex (FX) manipulator could be the first step, with rhetoric on the One China policy or increasing South China Sea disputes soon to follow. Combined with a continued populist undertone across the globe amidst key European elections this year, and 2017 is sure to see some geopolitical fireworks.

All of this is to say that 2017 will be an interesting year for volatility, and we expect there will be wide dispersion across and within various investment strategies. We foresee a robust pipeline of investment opportunities for all of the portfolio’s sub-strategies, as possible regulatory rollbacks, the potential for tax breaks on repatriation of cash held overseas, large pools of private equity capital, and an overall shift from a focus on cost-cutting to a focus on competitive growth spur greater corporate activity. However, with our expectation of increasing bouts of market volatility, it will be prudent to remain conservative with our positioning and follow 2016’s game plan of focusing on hard catalyst and short duration investments, while maintaining long/short balance in the portfolio. Doing so should prove rewarding as we look to use periods of market turbulence to capitalize on our conservative positioning.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	20%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	25%	Strategic-Alpha Fixed Income
John Burbank III	Passport Capital, LLC	10%	Long-Short Equity
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	20%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2016 compared with the Bloomberg Barclays U.S. Aggregate Bond Index

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Shares		Value
COMMON STOCKS: 30.6%

Consumer Discretionary: 3.4%
27,660	Comcast Corp. - Class A	$1,909,923
138,146	CST Brands, Inc.(a)	6,651,730
1,509	Delphi Automotive Plc	101,631
2,177	Dollar General Corp.	161,250
1,976	Dollar Tree, Inc.*	152,508
4,073	Dunkin’ Brands Group, Inc.	213,588
5,356	General Motors Co.	186,603
64,505	Harman International Industries, Inc.(a)	7,170,376
180,422	Hilton Worldwide Holdings, Inc.	4,907,478
22,145	Home Depot, Inc. (The)	2,969,202
54,979	Kate Spade & Co.*	1,026,458
229,341	LifeLock, Inc.*	5,485,837
4,162	McDonald’s Corp.	506,599
46,729	Naspers Ltd. - Class N	6,865,426
41,557	Nexeo Solutions, Inc. Founders Shares(b)*	181,832
3,665	Popeyes Louisiana Kitchen, Inc.*	221,659
138,320	Regis Corp.*	2,008,406
4,146	Restaurant Brands International, Inc.	197,598
83,025	Starz - Class A*	2,876,642
55,280	Time Warner, Inc.(a)	5,336,179
1,969	Wendy’s Co. (The)	26,621
745	Whirlpool Corp.	135,419
17	WLRS Fund I LLC(b)	125,646
160,390	WPP Plc	3,593,668

		53,012,279

Consumer Staples: 1.5%
10,463	Altria Group, Inc.	707,508
2,557	British American Tobacco Plc - ADR	288,097
9,639	Church & Dwight Co., Inc.	425,947
3,707	Clorox Co. (The)	444,914
12,194	Coca-Cola Co. (The)	505,563
6,318	Colgate-Palmolive Co.	413,450
1,296	Constellation Brands, Inc. - Class A	198,690
18,601	Costco Wholesale Corp.	2,978,206
79,767	Coty, Inc. - Class A	1,460,534
8,691	CVS Health Corp.	685,807
3,691	Kimberly-Clark Corp.	421,217
87,368	Kroger Co. (The)(a)	3,015,070
113,760	Lenta Ltd.*(c)	932,832
2,145	Mead Johnson Nutrition Co.	151,780
4,344	PepsiCo, Inc.	454,513
2,401	Philip Morris International, Inc.	219,668
15,885	Reynolds American, Inc.	890,195
404,307	Safeway Casa Ley CVR(b)*	170,011
404,307	Safeway PDC LLC CVR(b)*	0
95,536	SUPERVALU, Inc.*	446,153
31,080	Unilever N.V.	1,282,983
5,840	Walgreens Boots Alliance, Inc.	483,318
116,645	WhiteWave Foods Co. (The)*(a)	6,485,462

		23,061,918

Energy: 2.0%
45,009	Canadian Natural Resources Ltd.	1,434,887
3,426	Chevron Corp.	403,240
37,896	Concho Resources, Inc.*(a)	5,025,010
13,203	Encana Corp.	155,003
1,269	EQT Corp.	82,993

Shares		Value
Energy (continued)
9,105	Exxon Mobil Corp.	$821,817
148,200	Gazprom PJSC - ADR	754,338
4,745	Golar LNG Ltd.	108,850
50,378	Halcon Resources Corp.*	470,531
52,634	Halliburton Co.(a)	2,846,973
117,859	InterOil Corp.*	5,607,731
9,262	Kinder Morgan, Inc.	191,816
15,600	Lukoil PJSC - ADR	875,472
5,580	Occidental Petroleum Corp.	397,463
22,072	OGX Petroleo e Gas S.A. - ADR*	14,347
20,782	Pacific Exploration and Production Corp.*	909,009
132,481	Parsley Energy, Inc. - Class A*(a)	4,668,631
1,290	PDC Energy, Inc.*	93,628
45,822	Plains All American Pipeline L.P.	1,479,592
63,200	Rosneft Oil Co, PJSC - GDR	410,800
9,342	SandRidge Energy, Inc.*	220,004
433,800	Surgutneftegas OAO - (Preference Shares)	226,868
1,131	Valero Energy Corp.	77,270
350,847	Whiting Petroleum Corp.*	4,217,181

		31,493,454

Financials: 6.5%
1,819	Alleghany Corp.*	1,106,170
168,390	Ally Financial, Inc.	3,202,778
77,774	American Express Co.	5,761,498
183,592	American International Group, Inc.(a)	11,990,394
76,590	Aon Plc(a)	8,542,083
8,458	Astoria Financial Corp.	157,742
382,710	Bank of America Corp.	8,457,891
4,914	BB&T Corp.	231,056
19,695	CBOE Holdings, Inc.	1,455,264
1,565	Chubb Ltd.	206,768
206,521	CIT Group, Inc.	8,814,316
157,810	Citigroup, Inc.	9,378,648
93,420	Endurance Specialty Holdings Ltd.	8,632,008
45,530	Groupe Bruxelles Lambert S.A.	3,830,553
9,212	JPMorgan Chase & Co.	794,903
56,388	Legg Mason, Inc.	1,686,565
309,851	Leucadia National Corp.	7,204,036
67,240	LPL Financial Holdings, Inc.	2,367,520
4,223	MetLife, Inc.	227,577
2,745	PNC Financial Services Group, Inc. (The)	321,055
21,488	Prudential Financial, Inc.	2,236,041
322,095	Regions Financial Corp.(a)	4,625,284
54,143	SunTrust Banks, Inc.	2,969,744
4,839	US Bancorp	248,579
118,508	Wells Fargo & Co.(a)	6,530,976

		100,979,449

Health Care: 3.4%
6,839	Actelion Ltd.*	1,484,178
27,777	Aetna, Inc.	3,444,626
2,363	Biogen, Inc.*	670,100
16,056	Bristol-Myers Squibb Co.	938,313
210,004	Chelsea Therapeutics International Ltd.*(b)	0
73,045	Depomed, Inc.*	1,316,271
10,645	Eli Lilly & Co.	782,940
6,337	ExamWorks Group, Inc.*	222,112

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Shares		Value
COMMON STOCKS (CONTINUED)

Health Care (continued)
8,329	Incyte Corp.*	$835,149
7,083	Johnson & Johnson	816,032
1,020	Medtronic Plc	72,655
45,690	Mylan N.V.*	1,743,073
19,120	Perrigo Co. Plc	1,591,358
15,501	Pfizer, Inc.	503,472
219,359	St Jude Medical, Inc.(a)	17,590,398
135,052	Team Health Holdings, Inc.*	5,868,009
21,210	Thermo Fisher Scientific, Inc.(a)	2,992,731
245,666	Trius Therapeudics, Inc.*(b)	0
64,275	UnitedHealth Group, Inc.(a)	10,286,571
24,720	Vascular Solutions, Inc.*	1,386,792

		52,544,780

Industrials: 3.7%
248,046	Arconic, Inc.	4,598,773
86,814	CSX Corp.	3,119,227
2,394	Dover Corp.	179,382
40,069	Esterline Technologies Corp.*(b)	3,574,155
136,532	General Electric Co.	4,314,411
2,162	Honeywell International, Inc.	250,468
41,580	Jardine Strategic Holdings Ltd.	1,380,456
205,207	Johnson Controls International Plc(a)	8,452,476
181,498	Joy Global, Inc.(a)	5,081,944
12,426	Lockheed Martin Corp.(a)	3,105,754
600,720	Meggitt Plc	3,398,999
302,344	Nexeo Solutions, Inc.*(b)	2,814,823
18,883	Raytheon Co.	2,681,386
1,789	Roper Technologies, Inc.	327,530
93,380	Rush Enterprises, Inc. - Class A*	2,978,822
17,500	Sound Holding FP Luxemburg*(b)	375,990
5,566	Southwest Airlines Co.	277,409
89,372	United Technologies Corp.	9,796,959

		56,708,964

Information Technology: 7.1%
1,562	Accenture Plc - Class A	182,957
1,891	Alphabet, Inc. - Class A*	1,498,523
1,896	Alphabet, Inc. - Class C*	1,463,371
52,170	Analog Devices, Inc.	3,788,585
2,593	Apple, Inc.	300,321
24,170	Baidu, Inc. - ADR*	3,973,790
148,377	Brocade Communications Systems, Inc.	1,853,229
7,716	CA, Inc.	245,137
13,891	Cabot Microelectronics Corp.	877,495
3,549	CGI Group, Inc. - Class A*	170,459
220,090	Cisco Systems, Inc.(a)	6,651,120
19,423	Citrix Systems, Inc.*	1,734,668
64,252	Conduent, Inc.*	957,355
56,639	Cornerstone OnDemand, Inc.*	2,396,396
20,224	Cypress Semiconductor Corp.	231,363
1,176	EPAM Systems, Inc.*	75,629
217,301	Flextronics International Ltd.*(a)	3,122,615
137,486	Hewlett Packard Enterprise Co.(a)	3,181,426
13,611	Intel Corp.	493,671
1,671	International Business Machines Corp.	277,369
25,414	InvenSense, Inc.*	325,045
428,705	Marvell Technology Group Ltd.(a)	5,946,138

Shares		Value
Information Technology (continued)
82,114	Mentor Graphics Corp.	$3,029,186
219,933	Microsoft Corp.(a)	13,666,637
61,044	NXP Semiconductors N.V.*(a)	5,982,922
302,921	Oracle Corp.(a)	11,647,312
97,261	Pandora Media, Inc.*	1,268,283
61,757	QUALCOMM, Inc.	4,026,556
84,680	TE Connectivity Ltd.	5,866,630
1,600	Visa, Inc. - Class A	124,832
71,301	Western Digital Corp.(a)	4,844,903
342,741	Xerox Corp.	2,992,129
434,725	Yahoo!, Inc.*(a)	16,810,816

		110,006,868

Materials: 2.3%
18,938	Air Products & Chemicals, Inc.	2,723,663
18,339	Albemarle Corp.(a)	1,578,621
82,682	Alcoa Corp.	2,321,711
174,348	Chemtura Corp.*(a)	5,788,354
2,966	EI du Pont de Nemours & Co.	217,704
101,556	Freeport-McMoRan, Inc.*	1,339,524
2,963	International Paper Co.	157,217
25,604	Linde AG	4,218,006
4,326	Linde AG - ADR	71,682
60,700	MMC Norilsk Nickel PJSC - ADR	1,027,044
138,940	Owens-Illinois, Inc.*	2,418,945
1,220	PPG Industries, Inc.	115,607
63,946	Steel Dynamics, Inc.(a)	2,275,199
45,812	Syngenta AG - ADR(a)	3,621,439
1,481	Trinseo S.A.	87,823
57,148	Valspar Corp. (The)(a)	5,921,104
17,355	Vulcan Materials Co.	2,171,978
1,728	WestRock Co.	87,731

		36,143,352

Real Estate: 0.0%
254,861	Countrywide Plc	554,214

Telecommunication Services: 0.2%
5,558	AT&T, Inc.	236,382
29,187	CenturyLink, Inc.	694,067
12,254	Inteliquent, Inc.	280,862
47,179	Leap Wireless International, Inc.*(b)	146,255
12,515	Level 3 Communications, Inc.*	705,345
10,322	Verizon Communications, Inc.	550,988

		2,613,899

Utilities: 0.5%
51,451	Empire District Electric Co. (The)	1,753,965
6,331	Exelon Corp.	224,687
3,393	NextEra Energy, Inc.	405,328
7,430	PG&E Corp.	451,521
3,927	Sempra Energy	395,213
63,105	Westar Energy, Inc.(a)	3,555,967

		6,786,681

TOTAL COMMON STOCKS (Cost $435,283,912)		473,905,858

PREFERRED STOCKS: 0.3%

Consumer Staples: 0.1%
	Bunge Ltd.
7,833	4.875%	799,828

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Shares		Value
PREFERRED STOCKS (CONTINUED)

Health Care: 0.0%
	Allergan Plc
146	5.500%	$111,319
	Teva Pharmaceutical Industries Ltd.
578	7.000%	372,810

		484,129

Industrials: 0.1%
	Element Communication Aviation
170	12.000%(b)	1,669,786

Information Technology: 0.1%
	Belden, Inc.
13,627	6.750%	1,439,965

TOTAL PREFERRED STOCKS (Cost $4,389,997)		4,393,708

EXCHANGE-TRADED FUNDS: 0.3%
22,050	Consumer Staples Select Sector SPDR Fund	1,140,206
2,556	iShares Russell 2000 Growth ETF	393,471
7,334	Powershares QQQ Trust Series 1	868,932
39,973	SPDR S&P Homebuilders ETF	1,353,086
8,040	Technology Select Sector SPDR Fund	388,814

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,070,553)		4,144,509

RIGHTS/WARRANTS: 1.2%
4,680	Foresight Energy L.P. (Expiration date 02/10/17)*(b)	0
13,685	Halcon Resources Corp. (Expiration date 09/09/20)*	32,844
2,878,110	HSBC Bank Plc (Expiration date 01/22/18)*	11,584,393
278,667	Saudi Basic Industries Corp. (Expiration date 03/02/17)*	6,774,395

TOTAL RIGHTS/WARRANTS (Cost $16,556,197)		18,391,632

Principal Amount^
ASSET-BACKED SECURITIES: 4.6%
	AIM Aviation Finance Ltd.
$1,000,274	Series 2015-1A-B1 5.072%, 02/15/2040(c)(d)	962,764
	Ajax Mortgage Loan Trust
539,851	Series 2016-B-A 4.000%, 09/25/2065(c)(d)	540,113
404,535	Series 2016-C-A 4.000%, 10/25/2057(c)(d)	406,404
	Ally Auto Receivables Trust
605,000	Series 2016-3-A3 1.440%, 08/17/2020	605,116
	American Express Credit Account Secured Note Trust
1,110,000	Series 2012-4-A 0.944%, 05/15/2020(e)	1,110,191

Principal Amount^		Value
	American Express Issuance Trust
$ 755,000	Series 2013-2-A 1.134%, 08/15/2019(e)	$758,163
	American Homes 4 Rent
300,000	Series 2014-SFR1-E 3.236%, 06/17/2031(c)(e)	298,644
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	918,683
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	637,265
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	852,036
	AmeriCredit Automobile Receivables
162,000	Series 2015-4-D 3.720%, 12/08/2021	165,647
	APIDOS CLO XIX
1,000,000	Series 2014-19A-D 4.630%, 10/17/2026(c)(e)	985,587
	BA Credit Card Trust
1,605,000	Series 2015-A1-A 1.034%, 06/15/2020(e)	1,607,497
280,000	Series 2016-A1-A 1.094%, 10/15/2021(e)	280,966
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 4.935%, 01/15/2026(c)(e)	1,001,224
1,000,000	Series 2014-3A-E2 7.380%, 01/15/2026(c)(e)	980,820
	Bayview Opportunity Master Fund IIa Trust
226,379	Series 2016-RPL3-A1 3.475%, 07/28/2031(c)(d)	225,620
	Bayview Opportunity Master Fund IIIa Trust
489,538	Series 2016-LT1-A1 3.475%, 10/28/2031(c)(d)	488,828
273,467	Series 2016-RN3-A1 3.598%, 09/29/2031(c)(d)	273,695
	Blackbird Capital Aircraft Lease Securitization Ltd.
350,000	Series 2016-1A-A 4.213%, 12/16/2041(c)(d)	347,812
	CAM Mortgage LLC
8,963	Series 2015-1-A 3.500%, 07/15/2064(c)(d)	8,985
	CAM Mortgage Trust
193,049	Series 2016-1-A 4.000%, 01/15/2056(c)(d)	192,611
545,000	Series 2016-1-M 5.000%, 01/15/2056(c)(f)	526,058
	Chase Issuance Trust
925,000	Series 2007-A12-A12 0.754%, 08/15/2019(e)	924,564
810,000	Series 2016-A5-A5 1.270%, 07/15/2021	799,645
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(c)	474,558
230,000	Series 2016-1-C 4.638%, 06/15/2048(c)(d)	230,637
	Colony American Homes
675,000	Series 2014-2A-E 3.960%, 07/17/2031(c)(e)	679,602

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	CPS Auto Receivables Trust
$ 845,000	Series 2016-B-E 8.140%, 05/15/2023(c)	$878,631
	Cronos Containers Program I Ltd.
468,796	Series 2014-2A-A 3.270%, 11/18/2029(c)	453,932
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(d)	456,006
	Discover Card Execution Note Trust
660,000	Series 2013-A1-A1 1.004%, 08/17/2020(e)	660,697
270,000	Series 2015-A1-A1 1.054%, 08/17/2020(e)	270,470
	DT Auto Owner Trust
175,000	Series 2014-3A-D 4.470%, 11/15/2021(c)	178,523
930,000	Series 2016-1A-D 4.660%, 12/15/2022(c)	944,539
830,000	Series 2016-2A-D 5.430%, 11/15/2022(c)	857,722
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.000%, 01/25/2041(c)	1,092,000
	Flagship Credit Auto Trust
500,000	Series 2015-2-D 5.980%, 08/15/2022(c)	498,034
970,000	Series 2015-3-D 7.120%, 11/15/2022(c)	989,465
300,000	Series 2016-3-E 6.250%, 10/15/2023(c)	295,997
	Ford Credit Auto Owner Trust
549,265	Series 2015-B-A3 1.160%, 11/15/2019	548,839
	Global Container Assets 2014 Holdings Ltd.
679,008	Series 2014-1-C 6.000%, 01/05/2030(c)(b)	431,849
268,890	Series 2014-1-D 7.500%, 01/05/2030(c)(b)	77,494
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(c)(b)	17,182
	Global Container Assets Ltd.
246,672	Series 2015-1A-B 4.500%, 02/05/2030(c)(b)	237,375
	GSAA Home Equity Trust
795,248	Series 2006-10-AF5 6.448%, 06/25/2036(d)	397,855
	Honda Auto Receivables Owner Trust
730,000	Series 2015-3-A3 1.270%, 04/18/2019	729,870
605,000	Series 2016-2-A3 1.390%, 04/15/2020	604,243
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(c)	3,518,208
	Invitation Homes Trust
180,000	Series 2015-SFR1-E 4.936%, 03/17/2032(c)(e)	181,051

Principal Amount^		Value
	JP Morgan Mortgage Acquisition Trust
$ 1,000,000	Series 2007-CH1-AF5 5.011%, 11/25/2036(d)	$942,553
	Labrador Aviation Finance Ltd.
7,000,000	Series 2016-1A-B1 5.682%, 01/15/2042(c)	6,955,225
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(d)	1,632,412
1,499,350	Series 2006-8-3A3 4.873%, 06/25/2036(d)	1,404,606
	Madison Park Funding XIV Ltd.
500,000	Series 2014-14A-D 4.481%, 07/20/2026(c)(e)	495,980
	Nissan Auto Receivables Owner Trust
265,000	Series 2016-C-A3 1.180%, 01/15/2021	262,631
	NYMT Residential
235,443	Series 2016-RP1A-A 4.000%, 03/25/2021(c)(d)	234,271
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 4.552%, 11/14/2026(c)(e)	977,672
1,000,000	Series 2014-1A-D 7.502%, 11/14/2026(c)(e)	1,002,099
	Octagon Investment Partners XXII Ltd.
500,000	Series 2014-1A-D2 5.462%, 11/25/2025(c)(e)	500,060
500,000	Series 2014-1A-E2 7.632%, 11/25/2025(c)(e)	496,982
	OneMain Financial Issuance Trust
197,138	Series 2014-1A-A 2.430%, 06/18/2024(c)	197,169
154,868	Series 2014-2A-A 2.470%, 09/18/2024(c)	155,126
265,000	Series 2014-2A-B 3.020%, 09/18/2024(c)	265,224
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(c)	1,126,188
450,000	Series 2015-1A-A 3.190%, 03/18/2026(c)	453,756
875,000	Series 2015-2A-D 5.640%, 07/18/2025(c)	865,426
675,000	Series 2015-3A-B 4.160%, 11/20/2028(c)	650,136
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(c)	1,027,430
	Park Place Securities, Inc.
8,000,000	Series 2005-WHQ1-M5 1.881%, 03/25/2035(e)	7,199,146
	RCO Depositor II LLC
377,409	Series 2015-2A-A 4.500%, 11/25/2045(c)(f)	377,928
	RCO Mortgage LLC
800,000	Series 2015-2A-M 5.000%, 11/25/2045(c)(f)	768,711
	Residential Asset Securities Corp. Trust
17,292	Series 2006-EMX2-A2 0.956%, 02/25/2036(e)	17,317

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Rise Ltd.
$ 412,682	Series 2014-1-A 4.750%, 01/31/2021(b)(f)	$404,428
	Santander Drive Auto Receivables Trust
1,580,000	Series 2016-1-C 3.090%, 04/15/2022	1,604,930
	Shenton Aircraft Investment I Ltd.
714,290	Series 2015-1A-A 4.750%, 10/15/2042(c)	720,396
	Sierra Timeshare Receivables Funding LLC
17,183	Series 2012-1A-A 2.840%, 11/20/2028(c)	17,192
76,820	Series 2013-1A-A 1.590%, 11/20/2029(c)	76,458
185,456	Series 2013-3A-A 2.200%, 10/20/2030(c)	185,449
	SoFi Professional Loan Program LLC
55,230	Series 2014-B-A1 2.006%, 08/25/2032(c)(e)	55,619
790,000	Series 2016-A-B 3.570%, 01/26/2038(c)	791,544
	Springleaf Funding Trust
96,326	Series 2014-AA-A 2.410%, 12/15/2022(c)	96,365
	Sunset Mortgage Loan Co. LLC
411,073	Series 2015-NPL1-A 4.459%, 09/18/2045(c)(d)	410,364
	TAL Advantage V LLC
345,833	Series 2013-2A-A 3.550%, 11/20/2038(c)	336,020
	Terwin Mortgage Trust
1,501,966	Series 2006-3-2A2 0.966%, 04/25/2037(c)(e)	1,424,632
	Toyota Auto Receivables Owner Trust
215,000	Series 2016-C-A3 1.140%, 08/17/2020	213,657
535,000	Series 2016-D-A2B 0.834%, 05/15/2019(e)	535,114
	US Residential Opportunity Fund III Trust
242,281	Series 2016-1III-A 3.475%, 07/27/2036(c)(d)	241,883
	USAA Auto Owner Trust
385,000	Series 2016-1-A3 1.200%, 06/15/2020	383,553
	VOLT XL LLC
435,000	Series 2015-NP14-A2 4.875%, 11/27/2045(c)(d)	417,651
	VOLT XLVIII LLC
866,576	Series 2016-NPL8-A1 3.500%, 07/25/2046(c)(d)	865,783
	VOLT XXVI LLC
709,893	Series 2014-NPL6-A1 3.125%, 09/25/2043(c)(d)	710,665
	VOLT XXX LLC
136,755	Series 2015-NPL1-A1 3.625%, 10/25/2057(c)(d)	137,109
	VOLT XXXI LLC
344,656	Series 2015-NPL2-A1 3.375%, 02/25/2055(c)(d)	346,349

Principal Amount^		Value
	VOLT XXXIII LLC
$ 325,338	Series 2015-NPL5-A1 3.500%, 03/25/2055(c)(d)	$327,087
	VOLT XXXIV LLC
135,805	Series 2015-NPL7-A1 3.250%, 02/25/2055(c)(d)	135,788
	VOLT XXXIX LLC
477,551	Series 2015-NP13-A1 4.125%, 10/25/2045(c)(d)	481,620
	VOLT XXXV LLC
388,469	Series 2016-NPL9-A1 3.500%, 09/25/2046(c)(d)	388,534

TOTAL ASSET-BACKED SECURITIES (Cost $71,169,363)		70,919,955

BANK LOANS: 1.9%
	Albertsons, LLC
1,060,000	0.000%, 08/22/2021(g)	1,074,024
	Altice US Finance I Corp.
78,037	3.882%, 01/15/2025	79,110
	AMC Entertainment, Inc.
90,000	3.511%, 12/15/2023	91,091
	Bass Pro Group, LLC
675,000	5.970%, 12/16/2023	669,576
	Boyd Gaming Corp.
205,053	3.756%, 09/15/2023	207,836
	California Resources Corp.
1,985,000	11.375%, 12/31/2021	2,209,136
	Camelot UK Holdco Ltd.
428,177	4.750%, 10/03/2023	433,974
	Cavium, Inc.
234,413	3.750%, 08/16/2022	237,050
	CBS Radio, Inc.
298,868	4.500%, 10/17/2023	302,353
	Chesapeake Energy Corp.
1,483,180	8.500%, 08/23/2021	1,618,520
	Conduent, Inc.
1,485,000	6.250%, 12/07/2023	1,505,419
	Consolidated Communications, Inc.
345,000	0.000%, 10/05/2023(g)	347,712
	CSC Holdings, LLC
120,000	3.876%, 10/11/2024	121,500
	Donnelley Financial Solutions, Inc.
312,857	5.000%, 09/30/2023	316,638
	Energy Transfer Equity L.P.
207,045	3.387%, 12/02/2019	207,711
242,848	4.137%, 12/02/2019	244,726
	Engility Corp.
323,790	5.807%, 08/12/2023	329,375
	Envision Healthcare Corp.
265,000	4.000%, 12/01/2023	268,479
	Flex Acquisition Company, Inc.
1,845,000	8.000%, 12/06/2017	1,847,306
	Gates Global, Inc.
275,507	4.250%, 07/06/2021	276,124
	GFL Environmental, Inc.
214,463	3.750%, 09/29/2023	215,445
	GTT Communications, Inc.
190,000	0.000%, 09/12/2023(g)	193,246
	Harbor Freight Tools USA, Inc.
376,869	3.887%, 08/19/2023	382,809
	HD Supply, Inc.
453,863	3.748%, 10/17/2023	457,929

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Headwaters, Inc.
$ 577,028	4.000%, 03/24/2022	$581,087
	Hyperion Insurance Group Ltd.
275,100	5.500%, 04/29/2022	276,722
	Integra Telecom, Inc.
668,100	5.250%, 08/14/2020	671,106
	inVentiv Health, Inc.
1,565,000	4.750%, 11/09/2023	1,581,487
	Lonestar Intermediate Super Holdings LLC
1,675,000	5.000%, 08/31/2021	1,729,438
	Men’s Wearhouse, Inc. (The)
339,612	4.500%, 06/18/2021	340,376
	NXP B.V.
79,800	3.270%, 12/07/2020	80,334
	PetSmart, Inc.
802,962	4.000%, 03/11/2022	806,338
	Pinnacle Operating Corp.
119,711	4.750%, 11/15/2018	100,557
	Ply Gem Industries, Inc.
164,084	4.000%, 02/01/2021	165,793
	Power Buyer LLC
547,170	4.250%, 05/06/2020	548,880
	Presidio, Inc.
1,183,614	5.250%, 02/02/2022	1,198,160
	Quikrete Holdings, Inc.
675,000	4.000%, 11/15/2023	682,736
	Rackspace Hosting, Inc.
280,000	0.000%, 11/03/2023(g)	284,054
	Serta Simmons Bedding, LLC
645,273	9.000%, 11/08/2024	650,648
	Signode Industrial Group US, Inc.
84,292	4.000%, 05/01/2021	85,135
	Southcross Energy Partners L.P.
171,482	5.250%, 08/04/2021	136,329
	Talbots, Inc. (The)
303,622	5.500%, 03/19/2020	296,183
	Transdigm, Inc.
93,989	3.770%, 05/14/2022	94,944
675,772	3.770%, 06/09/2023	683,628
	Uber Technologies
847,875	5.000%, 07/13/2023	851,055
	USAGM HoldCo LLC
628,650	4.750%, 07/28/2022	633,170
	Virgin Media Investment Holdings Ltd.
770,000	3.486%, 01/31/2025	774,574
	Walter Investment Management Corp.
500,000	0.000%, 12/18/2020(b)(g)	478,625
	Western Digital Corp.
1,165,010	4.520%, 04/29/2023	1,185,397
	Ziggo Financing Partnership
362,233	3.500%, 01/15/2022	364,448
66,590	3.500%, 01/15/2022	66,997
20,691	3.701%, 01/15/2022	20,818

TOTAL BANK LOANS (Cost $28,256,888)		29,006,108

Principal Amount^		Value
CONVERTIBLE BONDS: 0.5%

Communications: 0.1%
	CalAmp Corp.
$ 120,000	1.625%, 05/15/2020	$116,250
	Liberty Media Corp.
245,000	2.250%, 09/30/2046(c)	259,394
	Viavi Solutions, Inc.
420,000	0.625%, 08/15/2033	436,275

		811,919

Consumer, Cyclical: 0.1%
	CalAtlantic Group, Inc.
85,000	0.250%, 06/01/2019	79,581
	Navistar International Corp.
302,000	4.500%, 10/15/2018	299,169
442,000	4.750%, 04/15/2019	438,685

		817,435

Consumer, Non-cyclical: 0.1%
	Brookdale Senior Living, Inc.
650,000	2.750%, 06/15/2018	634,969
	Horizon Pharma Investment Ltd.
200,000	2.500%, 03/15/2022	191,250
	Impax Laboratories, Inc.
1,200,000	2.000%, 06/15/2022	953,250
	Ionis Pharmaceuticals, Inc.
790,000	1.000%, 11/15/2021	798,393

		2,577,862

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	131,625

Energy: 0.1%
	Foresight Energy LLC/Foresight Energy Finance Corp.
1,086,000	15.000%, 10/03/2017(b)(h)	1,037,130
	SandRidge Energy, Inc.
220,256	0.000%, 10/04/2020(i)	275,458

		1,312,588

Financial: 0.0%
	Walter Investment Management Corp.
340,000	4.500%, 11/01/2019	241,400

Industrial: 0.1%
	Hornbeck Offshore Services, Inc.
2,500,000	1.500%, 09/01/2019	1,798,437

Technology: 0.0%
	Cypress Semiconductor Corp.
200,000	4.500%, 01/15/2022(c)	225,875
	Evolent Health, Inc.
180,000	2.000%, 12/01/2021(c)	173,588

		399,463

TOTAL CONVERTIBLE BONDS (Cost $7,606,067)		8,090,729

CORPORATE BONDS: 13.7%

Basic Materials: 0.0%
	Glencore Finance Canada Ltd.
200,000	4.250%, 10/25/2022(c)	204,762
	Glencore Funding LLC
100,000	2.875%, 04/16/2020(c)	99,327

		304,089

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Communications: 2.2%
	Alcatel-Lucent USA, Inc.
$ 665,000	6.500%, 01/15/2028	$689,938
955,000	6.450%, 03/15/2029	1,000,362
	Avaya, Inc.
5,563,000	7.000%, 04/01/2019(c)	4,895,440
	Cablevision S.A.
375,000	6.500%, 06/15/2021(c)	382,031
	Cisco Systems, Inc.
1,940,000	1.337%, 09/20/2019(e)	1,945,562
	Clear Channel Worldwide Holdings, Inc.
3,630,000	Series B 7.625%, 03/15/2020	3,641,326
	Cox Communications, Inc.
400,000	4.700%, 12/15/2042(c)	349,043
765,000	4.500%, 06/30/2043(c)	650,123
	DISH DBS Corp.
1,425,000	5.875%, 11/15/2024	1,471,669
840,000	7.750%, 07/01/2026	949,200
	Frontier Communications Corp.
1,942,000	8.875%, 09/15/2020	2,075,512
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	336,054
	LIN Television Corp.
1,691,000	6.375%, 01/15/2021	1,752,299
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/29/2049(c)(j)	547,300
	Oi S.A.
2,765,000 (BRL)	9.750%, 09/15/2016(c)(k)	198,049
	RCN Telecom Services LLC/ RCN Capital Corp.
9,569,000	8.500%, 08/15/2020(c)	10,155,101
	Time Warner Cable, Inc.
780,000	4.500%, 09/15/2042	708,990
	Verizon Communications, Inc.
1,555,000	2.709%, 09/14/2018(e)	1,590,106
	Ziggo Secured Finance B.V.
795,000	5.500%, 01/15/2027(c)	776,953

		34,115,058

Consumer, Cyclical: 0.7%
	Air Canada 2015-2 Class B Pass Through Trust
1,925,728	5.000%, 06/15/2025(c)	1,928,135
	BMW US Capital LLC
1,645,000	1.373%, 09/13/2019(c)(e)	1,645,247
	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
205,000	6.125%, 12/01/2024(c)	213,969
	Latam Airlines 2015-1 Pass Through Trust
2,371,462	4.500%, 08/15/2025	2,300,318
	Navistar International Corp.
2,300,000	8.250%, 11/01/2021	2,334,500
	PulteGroup, Inc.
1,615,000	5.000%, 01/15/2027	1,540,306

Principal Amount^		Value
Consumer, Cyclical (continued)
	Toyota Motor Credit Corp.
$ 835,000	1.322%, 10/18/2019(e)	$839,451

		10,801,926

Consumer, Non-cyclical: 0.6%
	BRF GmbH
1,710,000	4.350%, 09/29/2026(c)	1,586,025
	BRF S.A.
1,200,000 (BRL)	7.750%, 05/22/2018(c)	346,576
	JBS Investments GmbH
200,000	7.250%, 04/03/2024(c)	210,000
	JBS USA LLC/JBS USA Finance, Inc.
40,000	7.250%, 06/01/2021(c)	41,600
600,000	5.750%, 06/15/2025(c)	610,500
	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.
670,000	7.875%, 10/01/2022(c)	695,125
	PepsiCo, Inc.
840,000	1.268%, 10/04/2019(e)	841,264
	Valeant Pharmaceuticals International, Inc.
695,000 (EUR)	4.500%, 05/15/2023(c)	535,542
4,485,000	5.875%, 05/15/2023(c)	3,408,600
	WhiteWave Foods Co. (The)
225,000	5.375%, 10/01/2022	247,219

		8,522,451

Diversified: 0.0%
	Alfa SAB de C.V.
400,000	6.875%, 03/25/2044(c)	391,000

Energy: 6.5%
	Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp.
1,770,000	7.875%, 12/15/2024(c)	1,840,800
	Baytex Energy Corp.
148,000	5.125%, 06/01/2021(c)	134,310
2,449,000	5.625%, 06/01/2024(c)	2,173,487
	Bellatrix Exploration Ltd.
710,000	8.500%, 05/15/2020(c)	701,125
	Bonanza Creek Energy, Inc.
625,000	6.750%, 04/15/2021(k)	468,750
1,830,000	5.750%, 02/01/2023(k)	1,345,050
	BP Capital Markets Plc
335,000	1.327%, 02/13/2018(e)	335,386
	California Resources Corp.
23,000	5.000%, 01/15/2020	19,033
128,000	5.500%, 09/15/2021	98,320
892,000	8.000%, 12/15/2022(c)	798,340
496,000	6.000%, 11/15/2024	364,560
	Callon Petroleum Co.
1,840,000	6.125%, 10/01/2024(c)	1,904,400
	Canadian Natural Resources Ltd.
65,000	3.900%, 02/01/2025	65,301
	CB Sandridge Energy, Inc.
975,000	8.750%, 06/01/2020	1
	Chesapeake Energy Corp.
3,000	6.625%, 08/15/2020	3,045
12,000	6.125%, 02/15/2021	11,760

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)

Energy (continued)
	Chesapeake Energy Corp. (continued)
$ 6,000	5.375%, 06/15/2021	$5,655
145,000	4.875%, 04/15/2022	133,038
705,000	8.000%, 01/15/2025(c)	721,744
	Concho Resources, Inc.
520,000	5.500%, 10/01/2022	541,450
1,045,000	5.500%, 04/01/2023	1,088,159
	CONSOL Energy, Inc.
200,000	8.250%, 04/01/2020	200,500
3,100,000	5.875%, 04/15/2022	3,053,500
1,300,000	8.000%, 04/01/2023	1,340,625
	Continental Resources, Inc.
3,940,000	5.000%, 09/15/2022	3,991,772
200,000	4.500%, 04/15/2023	197,000
1,765,000	3.800%, 06/01/2024	1,637,038
	Cosan Luxembourg S.A.
1,830,000	7.000%, 01/20/2027(c)	1,834,575
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
1,325,000	6.125%, 03/01/2022	1,364,750
	Devon Energy Corp.
1,533,000	5.000%, 06/15/2045	1,511,570
	Eclipse Resources Corp.
1,525,000	8.875%, 07/15/2023	1,599,344
	Enable Midstream Partners L.P.
1,400,000	5.000%, 05/15/2044	1,206,668
	Energy Transfer Partners L.P.
95,000	5.150%, 03/15/2045	91,444
2,065,000	6.125%, 12/15/2045	2,204,652
	Energy XXI Gulf Coast, Inc.
650,000	11.000%, 03/15/2020(c)(k)	344,500
	EnLink Midstream Partners L.P.
500,000	5.600%, 04/01/2044	483,201
855,000	5.050%, 04/01/2045	777,877
	Foresight Energy LLC/Foresight Energy Finance Corp.
3,023,000	10.000%, 08/15/2021(c)(d)	2,954,982
	Halcon Resources Corp.
1,330,000	8.625%, 02/01/2020(c)	1,389,850
	Hilcorp Energy I L.P./Hilcorp Finance Co.
1,875,000	5.000%, 12/01/2024(c)	1,870,312
	Kinder Morgan Energy Partners L.P.
450,000	5.625%, 09/01/2041	453,475
1,220,000	5.000%, 08/15/2042	1,170,092
570,000	4.700%, 11/01/2042	532,987
120,000	5.000%, 03/01/2043	116,126
	Marathon Oil Corp.
1,240,000	5.200%, 06/01/2045	1,172,967
	Matador Resources Co.
1,560,000	6.875%, 04/15/2023	1,645,800
	McDermott International, Inc.
8,500,000	8.000%, 05/01/2021(c)	8,627,500
	MEG Energy Corp.
310,000	6.500%, 03/15/2021(c)	288,300
900,000	6.375%, 01/30/2023(c)	805,500
1,505,000	7.000%, 03/31/2024(c)	1,369,550

Principal Amount^		Value
Energy ( continued)
	MPLX L.P.
$ 200,000	4.500%, 07/15/2023	$203,399
3,390,000	4.875%, 12/01/2024	3,496,219
120,000	4.000%, 02/15/2025	116,840
	Noble Holding International Ltd.
1,800,000	7.750%, 01/15/2024	1,697,580
95,000	5.250%, 03/15/2042	63,175
1,530,000	8.200%, 04/01/2045	1,281,375
	Oasis Petroleum, Inc.
2,575,000	6.875%, 03/15/2022	2,652,250
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(c)(b)(k)	16
600,000	8.375%, 04/01/2022(c)(b)(k)	12
	Parsley Energy LLC/Parsley Finance Corp.
900,000	6.250%, 06/01/2024(c)	951,570
	PDC Energy, Inc.
420,000	6.125%, 09/15/2024(c)	431,550
	Petrobras Global Finance B.V.
1,140,000	4.875%, 03/17/2020	1,129,968
3,400,000	5.375%, 01/27/2021	3,333,700
265,000	8.750%, 05/23/2026	286,531
255,000	5.625%, 05/20/2043	189,771
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(c)	184,025
	Rice Energy, Inc.
2,795,000	6.250%, 05/01/2022	2,885,837
	Rose Rock Midstream L.P./Rose Rock Finance Corp.
900,000	5.625%, 11/15/2023	882,000
	RSP Permian, Inc.
4,515,000	6.625%, 10/01/2022	4,797,187
	Sabine Pass Liquefaction LLC
1,860,000	5.625%, 03/01/2025	1,997,175
	Shell International Finance B.V.
1,640,000	1.303%, 09/12/2019(e)	1,641,130
	SM Energy Co.
65,000	6.500%, 11/15/2021	66,625
850,000	6.125%, 11/15/2022	864,875
385,000	6.500%, 01/01/2023	393,181
680,000	5.000%, 01/15/2024	644,300
55,000	5.625%, 06/01/2025	53,350
245,000	6.750%, 09/15/2026	253,575
	Targa Resources Partners L.P. /Targa Resources Partners Finance Corp.
195,000	6.375%, 08/01/2022	202,800
120,000	5.250%, 05/01/2023	121,800
480,000	4.250%, 11/15/2023	461,400
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
2,470,000	6.750%, 03/15/2024	2,661,425
	Transocean Proteus Ltd.
1,195,000	6.250%, 12/01/2024(c)	1,212,184
	Ultrapar International S.A.
600,000	5.250%, 10/06/2026(c)	590,940

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Energy ( continued)
	Western Refining Logistics L.P. / WNRL Finance Corp.
$ 480,000	7.500%, 02/15/2023	$520,800
	Whiting Petroleum Corp.
1,160,000	6.500%, 10/01/2018	1,158,550
215,000	5.000%, 03/15/2019	216,916
	Williams Partners L.P.
719,000	4.000%, 09/15/2025	712,226
1,845,000	6.300%, 04/15/2040	1,975,502
1,945,000	5.100%, 09/15/2045	1,855,406
	YPF Sociedad Anoniima
780,000	26.333%, 07/07/2020(c)(e)	893,100

		100,070,436

Financial: 1.9%
	365 Bond
371,000	7.500%, 4/29/2017(b)	371,000
	Ally Financial, Inc.
700,000	4.250%, 04/15/2021	708,313
855,000	5.750%, 11/20/2025	856,069
	Ambac Assurance Corp./a surplus note
6,286,243	5.100%, 06/07/2020(c)	7,637,786
	Banco Hipotecario S.A.
12,745,000 (ARS)	24.729%, 01/12/2020(c)(e)	814,017
	Bank of America NA
500,000	1.263%, 06/15/2017(e)	499,760
	Citigroup, Inc.
1,260,000	1.630%, 11/24/2017(e)	1,262,802
	Communications Sales & Leasing, Inc./CSL Capital LLC
1,125,000	7.125%, 12/15/2024(c)	1,139,062
	Echo Brickell
383,000	10.000%, 10/1/2017(b)	383,000
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(c)	2,070,882
	Goldman Sachs Group, Inc. (The)
1,600,000	1.567%, 06/04/2017(e)	1,602,651
	JPMorgan Chase Bank NA
1,665,000	1.588%, 09/23/2019(e)	1,666,896
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
890,000	5.875%, 08/01/2021(c)	848,838
	Metropolitan Life Global Funding I
1,645,000	1.299%, 09/14/2018(c)(e)	1,647,502
	Muse Residences
675,644	11.750%, 08/04/2018(b)	675,644
	Quicken Loans, Inc.
1,625,000	5.750%, 05/01/2025(c)	1,588,437
	Rialto Holdings LLC/Rialto Corp.
1,169,000	7.000%, 12/01/2018(c)	1,189,457
	Santander Holdings USA, Inc.
2,775,000	4.500%, 07/17/2025	2,762,485
	SLS Hotel
207,562	9.500%, 11/20/2017(b)	207,562

Principal Amount^		Value
Financial (continued)
	Starwood Property Trust, Inc.
$ 230,000	5.000%, 12/15/2021(c)	$233,657
	Walter Investment Management Corp.
1,300,000	7.875%, 12/15/2021	1,057,875
	Wells Fargo & Co.
360,000	1.234%, 06/02/2017(e)	360,163

		29,583,858

Industrial: 0.6%
	Bombardier, Inc.
366,000	7.750%, 03/15/2020(c)	387,045
100,000	5.750%, 03/15/2022(c)	94,500
100,000	6.000%, 10/15/2022(c)	94,500
700,000	6.125%, 01/15/2023(c)	670,880
1,600,000	7.500%, 03/15/2025(c)	1,588,832
	Caterpillar Financial Services Corp.
1,595,000	1.620%, 02/23/2018(e)	1,603,233
	Cemex SAB de C.V.
2,300,000	6.125%, 05/05/2025(c)	2,357,500
	Embraer Netherlands Finance B.V.
310,000	5.050%, 06/15/2025	309,690
	Embraer Overseas Ltd.
325,000	5.696%, 09/16/2023(c)	341,250
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	133,920
287,000	5.000%, 03/01/2021	193,725
	LSB Industries, Inc.
483,000	8.500%, 08/01/2019(d)	446,775
	Meccanica Holdings USA, Inc.
1,031,000	6.250%, 01/15/2040(c)	1,051,620
	OSX 3 Leasing B.V.
1,216,328	9.250%, 03/20/2015(b)(c)(k)	364,899

		9,638,369

Technology: 0.6%
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
4,020,000	6.020%, 06/15/2026(c)	4,362,596
	Donnelley Financial Solutions, Inc.
955,000	8.250%, 10/15/2024(c)	974,100
	Open Text Corp.
3,765,000	5.875%, 06/01/2026(c)	3,981,488

		9,318,184

Utilities: 0.6%
	AmeriGas Partners L.P./AmeriGas Finance Corp.
805,000	5.500%, 05/20/2025	816,069
	Enel SpA
2,400,000	8.750%, 09/24/2073(c)(f)	2,736,000
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
1,676,509	11.750%, 03/01/2022(c)(k)	2,288,435
	NGL Energy Partners L.P./NGL Energy Finance Corp.
920,000	5.125%, 07/15/2019	917,700
75,000	6.875%, 10/15/2021	77,063
2,535,000	7.500%, 11/01/2023(c)	2,630,062

		9,465,329

TOTAL CORPORATE BONDS (Cost $201,284,172)		212,210,700

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.2%
	Brazil Letras do Tesouro Nacional
12,200,000 (BRL)	Series LTN 0.000%, 07/01/2017(i)	$3,536,557
	Hellenic Republic Government Bond
75,000 (EUR)	3.000%, 02/24/2035(d)	51,117
75,000 (EUR)	3.000%, 02/24/2036(d)	50,274
165,000 (EUR)	3.000%, 02/24/2038(d)	109,173
540,000 (EUR)	3.000%, 02/24/2039(d)	358,355
380,000 (EUR)	3.000%, 02/24/2041(d)	251,919
	Mexican Bonos
32,500,000 (MXN)	Series M 5.750%, 03/05/2026	1,400,788
	Poland Government Bond
12,300,000 (PLN)	Series 0417 4.750%, 04/25/2017	2,974,495
	Provincia de Buenos Aires
810,000	Series 144A 5.750%, 06/15/2019(c)	845,599
	United Mexican States
63,300,000 (MXN)	Series BI 0.000%, 01/05/2017(i)	3,066,739
	United States Treasury Note
6,000,000	1.625%, 11/15/2022	5,840,274

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $18,962,178)		18,485,290

LIMITED PARTNERSHIPS: 0.1%
1,300,000	U.S. Farming Realty Trust II L.P.(b)	1,399,924

TOTAL LIMITED PARTNERSHIPS (Cost $1,266,324)		1,399,924

MORTGAGE-BACKED SECURITIES: 20.5%
	Adjustable Rate Mortgage Trust
104,358	Series 2004-4-3A1 3.278%, 03/25/2035(f)	101,038
3,000,000	Series 2005-2-6M2 1.736%, 06/25/2035(e)	2,769,254
561,324	Series 2006-1-2A1 4.225%, 03/25/2036(f)	449,341
	Ajax Mortgage Loan Trust
5,179,838	Series 2015-B-A 3.875%, 07/25/2060(c)(d)	5,187,406
	Alliance Bancorp Trust
1,153,005	Series 2007-OA1-A1 0.996%, 07/25/2037(e)	841,185
	American Home Mortgage Investment Trust
292,359	Series 2005-2-1A1 0.884%, 09/25/2045(e)	243,185

Principal Amount^		Value
	American Home Mortgage Investment Trust (continued)
529,757	Series 2006-1-11A1 0.864%, 03/25/2046(e)	$438,914
	Banc of America Alternative Loan Trust
124,172	Series 2003-8-1CB1 5.500%, 10/25/2033	127,034
825,230	Series 2004-6-2A1 6.000%, 07/25/2034	870,281
190,105	Series 2005-6-CB7 5.250%, 07/25/2035	174,706
894,482	Series 2006-7-A4 5.998%, 10/25/2036(d)	552,631
	Banc of America Funding Corp.
183,535	Series 2004-B-4A2 3.231%, 11/20/2034(f)	172,504
61,556	Series 2005-5-1A1 5.500%, 09/25/2035	63,994
138,711	Series 2005-7-3A1 5.750%, 11/25/2035	142,722
281,956	Series 2006-6-1A2 6.250%, 08/25/2036	277,642
1,517,759	Series 2006-7-T2A3 5.695%, 10/25/2036(f)	1,259,391
556,526	Series 2006-A-4A1 3.409%, 02/20/2036(e)	517,871
708,125	Series 2006-B-7A1 3.195%, 03/20/2036(f)	636,283
1,277,058	Series 2010-R9-3A3 5.500%, 12/26/2035(c)	1,070,298
	Banc of America Funding Trust
5,680,549	Series 2007-1-TA4 6.090%, 01/25/2037(d)	4,851,073
151,203	Series 2007-4-5A1 5.500%, 11/25/2034	150,254
5,428,239	Series 2010-R5-1A3 6.000%, 10/26/2037(c)	4,816,705
	Banc of America Mortgage Trust
50,306	Series 2005-A-2A1 2.961%, 02/25/2035(f)	50,286
	BCAP LLC Trust
278,889	Series 2007-AA2-22A1 6.000%, 03/25/2022	276,466
283,817	Series 2010-RR12-1A7 2.583%, 06/26/2037(c)(f)	282,710
379,231	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(f)	337,835
3,976,560	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	2,820,256
	Bear Stearns Adjustable Rate Mortgage Trust
486,591	Series 2004-6-2A1 3.322%, 09/25/2034(f)	449,816
332,193	Series 2005-12-11A1 3.177%, 02/25/2036(f)	282,961
	Bear Stearns Asset-Backed Securities I Trust
732,031	Series 2006-AC1-1A1 6.250%, 02/25/2036(d)	566,305

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	BLCP Hotel Trust
300,000	Series 2014-CLRN-D 3.204%, 08/15/2029(c)(e)	$296,869
300,000	Series 2014-CLRN-E 4.374%, 08/15/2029(c)(e)	298,415
	BXHTL Mortgage Trust
1,338,574	8.730%, 05/15/2018(b)	1,302,397
	Chase Mortgage Finance Trust
4,749,684	Series 2007-S2-1A9 6.000%, 03/25/2037	4,100,551
2,433,540	Series 2007-S3-1A15 6.000%, 05/25/2037	1,969,792
	ChaseFlex Trust
2,058,972	Series 2007-3-2A1 1.056%, 07/25/2037(e)	1,638,206
	CIM Trust
6,000,000	Series 2016-1RR-B2 12.316%, 08/26/2055(c)	5,308,797
10,000,000	Series 2016-2RR-B2 9.747%, 02/25/2056(c)	8,904,218
10,000,000	Series 2016-3RR-B2 10.339%, 02/25/2056(c)	8,975,010
	Citicorp Mortgage Securities Trust
5,115,314	Series 2006-7-1A1 6.000%, 12/25/2036	4,657,071
	Citigroup Mortgage Loan Trust, Inc.
133,891	Series 2005-2-1A4 2.967%, 05/25/2035(f)	125,502
341,774	Series 2005-5-2A2 5.750%, 08/25/2035	262,658
5,562,040	Series 2005-5-3A2A 3.065%, 10/25/2035(f)	4,198,168
1,105,294	Series 2009-6-8A2 6.000%, 08/25/2022(c)(f)	1,089,926
5,603,479	Series 2011-12-1A2 3.312%, 04/25/2036(c)(f)	4,241,818
532,566	Series 2014-11-2A1 0.990%, 08/25/2036(c)(e)	484,916
	Citimortgage Alternative Loan Trust
254,933	Series 2006-A4-1A1 6.000%, 09/25/2036	229,083
472,208	Series 2006-A5-1A13 1.206%, 10/25/2036(e)	333,460
464,698	Series 2006-A5-1A2 5.794%, 10/25/2036(e)(l)	87,372
829,023	Series 2007-A4-1A13 5.750%, 04/25/2037	716,505
424,485	Series 2007-A4-1A6 5.750%, 04/25/2037	366,873
	CitiMortgage Alternative Loan Trust
3,990,777	Series 2007-A6-1A5 6.000%, 06/25/2037	3,485,156
	COMM Mortgage Trust
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(c)	1,021,870
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	977,738
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(c)(b)	1,015,755

Principal Amount^		Value
	COMM Mortgage Trust (continued)
$ 7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(b)(f)	$0
510,000	Series 2016-SAVA-C 3.704%, 10/15/2034(c)(e)	512,558
	Countrywide Alternative Loan Trust
94,005	Series 2003-20CB-2A1 5.750%, 10/25/2033	97,252
228,696	Series 2003-22CB-1A1 5.750%, 12/25/2033	234,976
80,593	Series 2003-9T1-A7 5.500%, 07/25/2033	79,994
910,003	Series 2004-13CB-A4 0.000%, 07/25/2034(i)(m)	732,409
89,297	Series 2004-14T2-A11 5.500%, 08/25/2034	93,564
78,887	Series 2004-28CB-5A1 5.750%, 01/25/2035	79,605
370,841	Series 2004-J10-2CB1 6.000%, 09/25/2034	383,581
88,793	Series 2004-J3-1A1 5.500%, 04/25/2034	90,457
71,292	Series 2005-14-2A1 0.966%, 05/25/2035(e)	59,601
197,334	Series 2005-J1-2A1 5.500%, 02/25/2025	201,758
3,830,022	Series 2006-13T1-A13 6.000%, 05/25/2036	3,015,573
646,983	Series 2006-31CB-A7 6.000%, 11/25/2036	522,980
6,023,777	Series 2006-36T2-2A1 6.250%, 12/25/2036	4,185,996
466,283	Series 2006-J1-2A1 7.000%, 02/25/2036	178,468
321,815	Series 2007-16CB-2A1 1.206%, 08/25/2037(e)	173,141
93,190	Series 2007-16CB-2A2 48.282%, 08/25/2037(e)	194,765
630,479	Series 2007-19-1A34 6.000%, 08/25/2037	499,328
1,841,390	Series 2007-20-A12 6.250%, 08/25/2047	1,541,531
565,490	Series 2007-22-2A16 6.500%, 09/25/2037	409,605
5,669,506	Series 2007-HY2-1A 2.843%, 03/25/2047(f)	4,943,596
3,776,938	Series 2007-HY7C-A4 0.986%, 08/25/2037(e)	3,135,686
925,217	Series 2008-2R-2A1 6.000%, 08/25/2037	636,712
5,523,748	Series 2008-2R-4A1 6.250%, 08/25/2037	4,699,616
	Countrywide Home Loan Mortgage Pass-Through Trust
137,200	Series 2004-12-8A1 3.223%, 08/25/2034(e)	118,898
17,838	Series 2004-HYB4-2A1 3.055%, 09/20/2034(f)	16,816
99,538	Series 2004-HYB8-4A1 3.080%, 01/20/2035(e)	95,346
104,745	Series 2005-11-4A1 1.026%, 04/25/2035(e)	82,656

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Countrywide Home Loan Mortgage Pass-Through Trust (continued)
$ 143,643	Series 2005-21-A17 5.500%, 10/25/2035	$129,246
1,033,882	Series 2005-23-A1 5.500%, 11/25/2035	968,801
700,685	Series 2005-HYB8-4A1 3.111%, 12/20/2035(f)	585,410
4,875,797	Series 2006-9-A1 6.000%, 05/25/2036	4,171,164
279,765	Series 2007-10-A5 6.000%, 07/25/2037	233,778
1,321,019	Series 2007-13-A5 6.000%, 08/25/2037	1,153,941
	Credit Suisse First Boston Mortgage Securities Corp.
77,245	Series 2003-27-4A4 5.750%, 11/25/2033	81,219
89,593	Series 2003-AR26-7A1 3.145%, 11/25/2033(f)	86,848
66,949	Series 2003-AR28-4A1 3.253%, 12/25/2033(f)	66,161
237,144	Series 2004-AR4-3A1 3.085%, 05/25/2034(f)	224,195
3,137,958	Series 2005-10-10A3 6.000%, 11/25/2035	1,774,431
132,390	Series 2005-10-5A4 5.500%, 11/25/2035	123,053
1,968,596	Series 2005-11-7A1 6.000%, 12/25/2035	1,642,169
	Credit Suisse Mortgage-Backed Trust
1,247,414	Series 2006-6-1A10 6.000%, 07/25/2036	935,770
1,033,150	Series 2007-1-4A1 6.500%, 02/25/2022	631,577
126,226	Series 2007-2-2A5 5.000%, 03/25/2037	124,115
838,554	Series 2010-7R-4A17 6.000%, 04/26/2037(c)(f)	813,207
2,780,352	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	2,758,431
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
102,882	Series 2005-5-1A4 5.500%, 11/25/2035(f)	103,700
	Deutsche Mortgage and Asset Receiving Corp.
3,971,503	Series 2014-RS1-1A2 7.816%, 07/27/2037(c)(f)	2,963,423
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
330,301	Series 2004-4-7AR1 1.106%, 06/25/2034(e)	302,670
284,068	Series 2006-PR1-3A1 11.139%, 04/15/2036(c)(e)	310,929
	DSLA Mortgage Loan Trust
209,375	Series 2005-AR5-2A1A 1.066%, 09/19/2045(e)	157,143
	Dukinfield Plc

Principal Amount^		Value
594,073 (GBP)	Series 2-A 1.615%, 12/20/2052(e)	$735,052
	Eurosail-UK Plc
220,716 (GBP)	Series 2007-2X-A3C 0.527%, 03/13/2045(e)	263,851
	Federal Home Loan Mortgage Corp.
580,000	Series 2013-DN2-M2 5.006%, 11/25/2023(e)	613,161
221,326	Series 2014-DN2-M2 2.406%, 04/25/2024(e)	223,203
620,000	Series 2015-DNA1-M2 2.606%, 10/25/2027(e)	629,120
1,225,583	Series 3118-SD 5.996%, 02/15/2036(e)(l)	218,293
437,447	Series 3301-MS 5.396%, 04/15/2037(e)(l)	63,771
630,197	Series 3303-SE 5.376%, 04/15/2037(e)(l)	98,452
409,628	Series 3303-SG 5.396%, 04/15/2037(e)(l)	76,302
233,648	Series 3382-SB 5.296%, 11/15/2037(e)(l)	27,853
573,324	Series 3382-SW 5.596%, 11/15/2037(e)(l)	89,434
342,565	Series 3384-S 5.686%, 11/15/2037(e)(l)	49,829
360,240	Series 3384-SG 5.606%, 08/15/2036(e)(l)	53,541
3,515,138	Series 3404-SA 5.296%, 01/15/2038(e)(l)	564,760
369,568	Series 3417-SX 5.476%, 02/15/2038(e)(l)	47,006
213,318	Series 3423-GS 4.946%, 03/15/2038(e)(l)	25,455
2,092,272	Series 3423-TG 0.350%, 03/15/2038(e)(l)	17,538
5,111,538	Series 3435-S 5.276%, 04/15/2038(e)(l)	760,744
208,358	Series 3445-ES 5.296%, 05/15/2038(e)(l)	23,640
703,441	Series 3523-SM 5.296%, 04/15/2039(e)(l)	112,533
428,705	Series 3560-KS 5.696%, 11/15/2036(e)(l)	65,318
435,546	Series 3598-SA 5.646%, 11/15/2039(e)(l)	59,125
1,383,059	Series 3630-AI 1.931%, 03/15/2017(f)(l)	2,339
293,382	Series 3641-TB 4.500%, 03/15/2040	315,771
48,506	Series 3646-AI 4.500%, 06/15/2024(l)	127
1,366,690	Series 3728-SV 3.746%, 09/15/2040(e)(l)	133,361
477,706	Series 3758-S 5.326%, 11/15/2040(e)(l)	83,178
2,637,241	Series 3770-SP 5.796%, 11/15/2040(e)(l)	306,176
554,728	Series 3815-ST 5.146%, 02/15/2041(e)(l)	77,543
1,095,836	Series 3859-SI 5.896%, 05/15/2041(e)(l)	199,600

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. (continued)
$400,356	Series 3872-SL 5.246%, 06/15/2041(e)(l)	$55,409
307,390	Series 3900-SB 5.266%, 07/15/2041(e)(l)	40,113
52,533	Series 3946-SM 12.588%, 10/15/2041(e)	67,837
1,761,551	Series 3957-DZ 3.500%, 11/15/2041	1,790,169
1,740,550	Series 3972-AZ 3.500%, 12/15/2041	1,761,773
6,439,434	Series 3984-DS 5.246%, 01/15/2042(e)(l)	1,034,037
4,572,307	Series 4223-AT 3.000%, 07/15/2043(e)	4,203,295
3,431,101	Series 4229-MS 6.468%, 07/15/2043(e)	3,466,198
5,223,697	Series 4239-OU 0.000%, 07/15/2043(i)(m)	3,453,091
5,678,383	Series 4291-MS 5.196%, 01/15/2054(e)(l)	957,761
5,838,930	Series 4302-GS 5.446%, 02/15/2044(e)(l)	991,871
6,250,197	Series 4314-MS 5.396%, 07/15/2043(e)(l)	977,877
8,266,273	Series 4407-PS 4.896%, 06/15/2044(e)(l)	1,304,243
	Federal National Mortgage Association
661,045	Series 2003-84-PZ 5.000%, 09/25/2033	721,127
69,222	Series 2005-104-SI 5.944%, 12/25/2033(e)(l)	1,119
2,126,634	Series 2005-42-SA 6.044%, 05/25/2035(e)(l)	272,890
4,196,724	Series 2006-92-LI 5.824%, 10/25/2036(e)(l)	790,275
1,014,082	Series 2007-39-AI 5.364%, 05/25/2037(e)(l)	176,889
332,790	Series 2007-57-SX 5.864%, 10/25/2036(e)(l)	62,681
157,199	Series 2007-68-SA 5.894%, 07/25/2037(e)(l)	21,134
128,016	Series 2008-1-CI 5.544%, 02/25/2038(e)(l)	20,763
3,425,549	Series 2008-33-SA 5.244%, 04/25/2038(e)(l)	552,313
204,733	Series 2008-56-SB 5.304%, 07/25/2038(e)(l)	28,078
6,846,799	Series 2009-110-SD 5.494%, 01/25/2040(e)(l)	1,135,734
187,731	Series 2009-111-SE 5.494%, 01/25/2040(e)(l)	28,341
695,209	Series 2009-86-CI 5.044%, 09/25/2036(e)(l)	92,140
273,899	Series 2009-87-SA 5.244%, 11/25/2049(e)(l)	39,119
248,940	Series 2009-90-IB 4.964%, 04/25/2037(e)(l)	34,700

Principal Amount^		Value
	Federal National Mortgage Association (continued)
$ 348,117	Series 2010-11-SC 4.044%, 02/25/2040(e)(l)	$36,274
168,996	Series 2010-115-SD 5.844%, 11/25/2039(e)(l)	27,213
6,366,763	Series 2010-123-SK 5.294%, 11/25/2040(e)(l)	1,162,862
2,358,548	Series 2010-134-SE 5.894%, 12/25/2025(e)(l)	298,220
439,075	Series 2010-15-SL 4.194%, 03/25/2040(e)(l)	45,838
316,383	Series 2010-9-GS 3.994%, 02/25/2040(e)(l)	28,559
6,420	Series 2011-110-LS 8.867%, 11/25/2041(e)	8,126
579,145	Series 2011-111-VZ 4.000%, 11/25/2041	591,958
1,831,495	Series 2011-141-PZ 4.000%, 01/25/2042	1,894,768
339,607	Series 2011-5-PS 5.644%, 11/25/2040(e)(l)	48,254
1,318,895	Series 2011-63-AS 5.164%, 07/25/2041(e)(l)	244,517
3,675,433	Series 2011-93-ES 5.744%, 09/25/2041(e)(l)	671,864
2,793,572	Series 2012-106-SA 5.404%, 10/25/2042(e)(l)	501,168
2,195,968	Series 2013-15-SC 4.720%, 03/25/2033(e)	2,099,564
5,787,725	Series 2013-51-HS 4.493%, 04/25/2043(e)	5,417,927
7,793,390	Series 2013-53-ZC 3.000%, 06/25/2043	7,043,685
3,711,610	Series 2013-67-NS 4.866%, 07/25/2043(e)	3,417,833
5,552,825	Series 2013-74-HZ 3.000%, 07/25/2043	5,096,847
7,045,987	Series 2014-50-WS 5.444%, 08/25/2044(e)(l)	1,122,932
	First Horizon Alternative Mortgage Securities Trust
1,309,561	Series 2006-FA6-1A4 6.250%, 11/25/2036	1,008,775
478,660	Series 2007-FA4-1A7 6.000%, 08/25/2037	369,913
	First Horizon Asset Securities, Inc.
357,125	Series 2006-1-1A10 6.000%, 05/25/2036	321,397
4,084,787	Series 2007-5-A1 6.250%, 11/25/2037	3,389,938
	GMAC Mortgage Loan Trust
404,565	Series 2005-AR4-3A1 3.578%, 07/19/2035(f)	367,451
	Government National Mortgage Association
1,114,220	Series 2007-21-S 5.493%, 04/16/2037(e)(l)	197,946
425,783	Series 2008-69-SB 6.891%, 08/20/2038(e)(l)	85,069

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (continued)
$ 493,595	Series 2009-104-SD 5.643%, 11/16/2039(e)(l)	$83,223
133,530	Series 2010-98-IA 5.821%, 03/20/2039(f)(l)	14,951
1,049,016	Series 2011-45-GZ 4.500%, 03/20/2041	1,105,949
350,189	Series 2011-69-OC 0.000%, 05/20/2041(i)(m)	311,099
7,107,616	Series 2011-69-SC 4.641%, 05/20/2041(e)(l)	1,091,105
1,047,370	Series 2011-89-SA 4.711%, 06/20/2041(e)(l)	141,465
7,063,449	Series 2012-135-IO 0.611%, 01/16/2053(f)(l)	291,805
5,622,049	Series 2013-102-BS 5.411%, 03/20/2043(e)(l)	913,293
7,926,636	Series 2014-145-CS 4.893%, 05/16/2044(e)(l)	1,310,792
5,640,560	Series 2014-156-PS 5.511%, 10/20/2044(e)(l)	962,016
9,037,408	Series 2014-5-SA 4.811%, 01/20/2044(e)(l)	1,453,905
8,358,180	Series 2014-58-SG 4.893%, 04/16/2044(e)(l)	1,389,046
8,933,993	Series 2014-76-SA 4.861%, 01/20/2040(e)(l)	1,274,846
8,994,626	Series 2014-95-CS 5.543%, 06/16/2044(e)(l)	1,692,708
	GS Mortgage Securities Trust
1,775,000	Series 2007-GG10-AM 5.793%, 08/10/2045(f)	1,754,817
	GSR Mortgage Loan Trust
125,451	Series 2004-14-5A1 3.202%, 12/25/2034(f)	124,644
136,889	Series 2005-4F-6A1 6.500%, 02/25/2035	137,647
1,352,015	Series 2005-9F-2A1 6.000%, 01/25/2036	1,173,116
338,868	Series 2005-AR4-6A1 3.209%, 07/25/2035(e)	334,241
626,971	Series 2005-AR6-4A5 3.077%, 09/25/2035(f)	629,094
473,540	Series 2006-7F-3A4 6.250%, 08/25/2036	348,336
1,267,492	Series 2006-8F-2A1 6.000%, 09/25/2036	1,159,993
	Harborview Mortgage Loan Trust
307,872	Series 2003-2-1A 1.476%, 10/19/2033(e)	289,742
504,181	Series 2004-11-2A2A 1.376%, 01/19/2035(e)	429,049
144,926	Series 2006-7-2A1A 0.936%, 09/19/2046(e)	105,186
	Hilton USA Trust
546	Series 2013-HLT-DFX 4.407%, 11/05/2030(c)	544

Principal Amount^		Value
	Hilton USA Trust (continued)
$ 200,000	Series 2013-HLT-EFX 4.453%, 11/05/2030(c)(f)	$200,518
	IndyMac INDA Mortgage Loan Trust
601,494	Series 2006-AR3-1A1 3.396%, 12/25/2036(f)	532,655
	IndyMac INDX Mortgage Loan Trust
352,458	Series 2004-AR12-A1 1.536%, 12/25/2034(e)	291,804
233,253	Series 2005-16IP-A1 1.396%, 07/25/2045(e)	196,869
517,438	Series 2005-AR11-A3 3.000%, 08/25/2035(f)	429,712
1,159,704	Series 2006-AR2-2A1 0.966%, 02/25/2046(e)	921,753
3,909,889	Series 2006-AR5-2A1 3.037%, 05/25/2036(f)	3,328,612
6,484,936	Series 2006-R1-A3 3.090%, 12/25/2035(f)	5,518,200
2,602,473	Series 2007-AR5-2A1 3.174%, 05/25/2037(f)	2,105,007
	JP Morgan Alternative Loan Trust
823,924	Series 2006-A1-3A1 2.901%, 03/25/2036(f)	680,903
23,778	Series 2006-A1-5A1 2.942%, 03/25/2036(f)	17,188
	JP Morgan Chase Commercial Mortgage Securities Trust
210,000	Series 2007-LDPX-AM 5.464%, 01/15/2049(f)	208,267
660,000	Series 2015-SGP-D 5.204%, 07/15/2036(c)(e)	666,862
	JP Morgan Mortgage Trust
118,053	Series 2003-A2-3A1 2.770%, 11/25/2033(f)	112,823
663,190	Series 2004-S1-2A1 6.000%, 09/25/2034	672,120
145,123	Series 2005-A1-6T1 3.169%, 02/25/2035(f)	143,270
185,029	Series 2005-A2-3A2 2.930%, 04/25/2035(f)	184,206
101,436	Series 2005-A3-4A1 3.077%, 06/25/2035(f)	102,064
4,951,101	Series 2005-ALT1-3A1 3.060%, 10/25/2035(f)	4,206,736
238,674	Series 2005-S3-1A9 6.000%, 01/25/2036	201,285
187,329	Series 2006-A1-1A2 3.184%, 02/25/2036(f)	166,841
303,913	Series 2006-A7-2A4 3.186%, 01/25/2037(f)	273,542
178,401	Series 2007-A1-4A2 3.182%, 07/25/2035(f)	175,544
189,019	Series 2007-S1-1A2 5.500%, 03/25/2022	192,560
1,198,020	Series 2007-S3-1A97 6.000%, 08/25/2037	1,063,249
850,288	Series 2008-R2-2A 5.500%, 12/27/2035(c)	781,687
3,477,201	Series 2015-3-A3 3.500%, 05/25/2045(c)(f)	3,513,875

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Lehman Mortgage Trust
$ 2,881,246	Series 2006-2-2A3 5.750%, 04/25/2036	$2,910,644
	Lehman XS Trust
3	Series 2006-12N-A2A1 0.906%, 08/25/2046(e)	3
233,431	Series 2006-2N-1A1 1.016%, 02/25/2046(e)	174,010
	Ludgate Funding Plc
153,965 (EUR)	Series 2007-1-A2B 0.000%, 01/01/2061(e)	152,423
641,880 (GBP)	Series 2008-W1X-A1 0.983%, 01/01/2061(e)	754,743
	Master Adjustable Rate Mortgages Trust
251,322	Series 2004-7-3A1 2.854%, 07/25/2034(f)	244,042
154,929	Series 2006-2-1A1 3.188%, 04/25/2036(f)	143,297
	Master Alternative Loan Trust
70,715	Series 2003-9-4A1 5.250%, 11/25/2033	73,389
75,851	Series 2004-5-1A1 5.500%, 06/25/2034	78,062
88,206	Series 2004-5-2A1 6.000%, 06/25/2034	90,302
323,549	Series 2004-8-2A1 6.000%, 09/25/2034	345,504
	Merrill Lynch Alternative Note Asset Trust
1,038,011	Series 2007-AF1-1AF2 5.750%, 05/25/2037	907,741
	Merrill Lynch Mortgage Investors Trust
546,505	Series 2006-1-1A 3.014%, 02/25/2036(f)	507,152
35,774	Series 2006-2-2A 2.706%, 05/25/2036(f)	34,701
69,848	Series 2007-1-3A 3.231%, 01/25/2037(f)	65,572
	Morgan Stanley Capital I Trust
412,636	Series 2007-HQ12-AM 5.775%, 04/12/2049(f)	412,627
285,000	Series 2011-C2-D 5.472%, 06/15/2044(c)(f)	294,289
	Morgan Stanley Mortgage Loan Trust
5,159,290	Series 2005-9AR-2A 3.167%, 12/25/2035(f)	4,413,190
4,258,343	Series 2006-11-2A2 6.000%, 08/25/2036	3,490,599
595,780	Series 2006-7-3A 5.146%, 06/25/2036(f)	494,474
372,425	Series 2007-13-6A1 6.000%, 10/25/2037	315,380
	Morgan Stanley Re- Remic Trust
786,929	Series 2010-R9-3C 6.000%, 11/26/2036(c)(f)	733,226
	Motel 6 Trust
3,579,117	Series 2015-M6MZ-M 8.230%, 02/05/2020(c)(b)	3,617,145

Principal Amount^		Value
	National City Mortgage Capital Trust
$ 332,999	Series 2008-1-2A1 6.000%, 03/25/2038	$347,512
	Newgate Funding
242,892 (EUR)	Series 2007-3X-A2B 0.284%, 12/15/2050(e)	246,421
	Prime Mortgage Trust
1,927,224	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	1,809,419
	Residential Accredit Loans, Inc.
304,589	Series 2006-QO4-2A1 0.946%, 04/25/2046(e)	247,257
146,286	Series 2006-QO7-3A2 0.961%, 09/25/2046(e)	109,159
1,704,259	Series 2006-QS10-A9 6.500%, 08/25/2036	1,492,361
1,073,192	Series 2006-QS14-A18 6.250%, 11/25/2036	903,411
852,523	Series 2006-QS17-A5 6.000%, 12/25/2036	727,046
844,233	Series 2006-QS2-1A4 5.500%, 02/25/2036	732,806
1,028,687	Series 2006-QS7-A3 6.000%, 06/25/2036	869,638
239,676	Series 2007-QO4-A1A 0.946%, 05/25/2047(e)	201,319
1,041,575	Series 2007-QS1-2A10 6.000%, 01/25/2037	897,976
1,557,553	Series 2007-QS3-A1 6.500%, 02/25/2037	1,302,407
3,623,470	Series 2007-QS6-A6 6.250%, 04/25/2037	3,135,444
846,125	Series 2007-QS8-A8 6.000%, 06/25/2037	703,653
2,571,367	Series 2007-QS9-A33 6.500%, 07/25/2037	2,244,536
	Residential Asset Securitization Trust
255,912	Series 2005-A8CB-A9 5.375%, 07/25/2035	226,364
424,523	Series 2006-A8-1A1 6.000%, 08/25/2036	376,093
352,023	Series 2007-A1-A8 6.000%, 03/25/2037	236,905
1,321,363	Series 2007-A2-1A2 6.000%, 04/25/2037	1,107,938
729,206	Series 2007-A5-2A5 6.000%, 05/25/2037	646,068
	Residential Funding Mortgage Securities I, Inc.
84,262	Series 2006-S1-1A3 5.750%, 01/25/2036	83,264
1,207,664	Series 2006-S4-A5 6.000%, 04/25/2036	1,141,789
	RMAC Plc
74,988 (EUR)	Series 2005-NS3X-A2C 0.042%, 06/12/2043(e)	74,754
	RMAC Securities No 1 Plc
132,084 (EUR)	Series 2006-NS1X-A2C 0.000%, 06/12/2044(e)	130,974
	SCG Trust
200,000	Series 2013-SRP1-A 2.104%, 11/15/2026(c)(e)	200,104

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	SCG Trust (continued)
$ 385,000	Series 2013-SRP1-B 3.204%, 11/15/2026(c)(e)	$368,648
700,000	Series 2013-SRP1-C 3.954%, 11/15/2026(c)(e)	682,593
100,000	Series 2013-SRP1-D 4.048%, 11/15/2026(c)(e)	96,133
	Sequoia Mortgage Trust
7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(f)	6,450,703
3,270,277	Series 2013-6-A2 3.000%, 05/25/2043(f)	3,223,337
	Stanwich Mortgage Loan Trust
199,096	Series 2011-5-A 0.000%, 09/15/2037(c)(b)(f)	79,184
553,055	Series 2012-2-A 0.000%, 03/15/2047(c)(b)(f)	247,590
15,451	Series 2012-5-A 0.000%, 03/15/2051(c)(b)(f)	5,522
	Structured Adjustable Rate Mortgage Loan Trust
203,739	Series 2004-12-7A3 3.192%, 09/25/2034(f)	202,767
158,212	Series 2004-6-1A 3.096%, 06/25/2034(f)	156,731
1,087,898	Series 2005-14-A1 1.066%, 07/25/2035(e)	803,758
647,935	Series 2005-15-1A1 3.090%, 07/25/2035(f)	520,273
1,212,332	Series 2005-22-3A1 3.719%, 12/25/2035(f)	1,005,225
2,188,330	Series 2008-1-A2 3.102%, 10/25/2037(f)	1,847,807
	Structured Asset Securities Corp. Trust
95,877	Series 2004-20-8A7 5.750%, 11/25/2034	97,188
77,858	Series 2005-1-7A7 5.500%, 02/25/2035	79,189
1,623,936	Series 2005-5-2A2 5.500%, 04/25/2035	1,545,935
13,753,774	Series 2007-4-1A3 5.489%, 03/28/2045(c)(e)(l)	2,186,584
	Sunset Mortgage Loan Co. LLC
218,346	Series 2014-NPL1-A 3.228%, 08/16/2044(c)(d)	218,609
	Towd Point Mortgage Funding Granite1 Plc
300,000 (GBP)	Series 2016-GR1X-B 1.802%, 07/20/2046(e)	371,262
	Washington Mutual Mortgage Pass-Through Certificates Trust
51,016	Series 2004-CB2-2A 5.500%, 07/25/2034	53,981
746,957	Series 2005-1-5A1 6.000%, 03/25/2035	760,995
1,011,788	Series 2006-5-1A5 6.000%, 07/25/2036	879,152
613,370	Series 2006-8-A6 4.573%, 10/25/2036(d)	404,933

Principal Amount^		Value
	Washington Mutual Mortgage Pass-Through Certificates Trust (continued)
$ 486,804	Series 2006-AR19-2A 1.848%, 01/25/2047(e)	$456,828
4,495,179	Series 2007-5-A3 7.000%, 06/25/2037	2,950,382
414,254	Series 2007-HY5-2A3 2.400%, 05/25/2037(e)	346,799
	Wedgewood Real Estate Trust
225,000	Series 2016-1-A2 5.000%, 07/15/2046(c)(f)	224,888
	Wells Fargo Alternative Loan Trust
405,347	Series 2007-PA2-3A1 1.106%, 06/25/2037(e)	279,655
597,139	Series 2007-PA2-3A2 5.894%, 06/25/2037(e)(l)	131,549
	Wells Fargo Mortgage-Backed Securities Trust
209,488	Series 2003-M-A1 3.000%, 12/25/2033(f)	209,960
73,062	Series 2004-O-A1 2.995%, 08/25/2034(f)	74,274
28,187	Series 2005-11-2A3 5.500%, 11/25/2035	28,677
536,484	Series 2005-12-1A5 5.500%, 11/25/2035	543,144
144,773	Series 2005-16-A18 6.000%, 01/25/2036	143,598
85,108	Series 2005-AR10-2A4 3.010%, 05/01/2035(f)	87,935
269,791	Series 2006-AR19-A1 3.026%, 12/25/2036(f)	248,117
974,619	Series 2006-AR2-2A5 3.003%, 03/25/2036(f)	952,558
894,112	Series 2007-3-1A4 6.000%, 04/25/2037	895,061
	WFRBS Commercial Mortgage Trust
500,000	Series 2012-C6-D 5.589%, 04/15/2045(c)(f)	502,632
	Working Cap Solutions FDG LLC
1,500,000	7.711%, 08/27/2017(b)	1,500,000

TOTAL MORTGAGE-BACKED SECURITIES (Cost $299,737,206)		317,464,326

MUNICIPAL BONDS: 0.9%

Puerto Rico: 0.9%
	Commonwealth of Puerto Rico
16,800,000	8.000%, 07/01/2035(k)	11,340,000
	Puerto Rico Commonwealth Gov’t Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038	2,698,000
2,300,000	Series C 6.150%, 07/01/2028	920,000

TOTAL MUNICIPAL BONDS (Cost $16,642,917)		14,958,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

Contracts		Value
PURCHASED OPTIONS: 0.1%

COMMON STOCKS: 0.0%
	Aetna, Inc. Call Option
27	Exercise Price $145.00 Expiration Date: January 2017	$378
27	Exercise Price $140.00 Expiration Date: January 2017	837
	Alibaba Group Holding Ltd. Put Option
59	Exercise Price $95.00 Expiration Date: January 2017	44,250
	Ambac Financial Group, Inc. Call Option
327	Exercise Price $25.00 Expiration Date: February 2017	22,073
	Centurylink, Inc. Put Option
89	Exercise Price $22.00 Expiration Date: April 2017	8,010
89	Exercise Price $23.00 Expiration Date: April 2017	11,570
	Computer Sciences Corp. Call Option
78	Exercise Price $62.50 Expiration Date: January 2017	2,340
	Fred’s, Inc. Call Option
188	Exercise Price $25.00 Expiration Date: April 2017	26,320
375	Exercise Price $22.50 Expiration Date: February 2017	44,250
	Mentor Graphics Corp. Put Option
1	Exercise Price $35.00 Expiration Date: April 2017	30
	New York Community Bancorp, Inc. Call Option
276	Exercise Price $16.00 Expiration Date: January 2017	8,832
	Rockwell Collins, Inc. Call Option
69	Exercise Price $100.00 Expiration Date: April 2017	16,905

		185,795

Notional Amount
CURRENCY OPTIONS: 0.0%
	EUR Put /TRY Call Put Option
11,856,000	Exercise Price $3.40 Expiration Date: January 2017	713
	USD Call/TWD Put Call Option
10,845,000	Exercise Price $31.78 Expiration Date: January 2017	236,193

		236,906

Contracts
EXCHANGE TRADED FUNDS: 0.1%
	iShares MSCI Emerging Markets ETF Put Option
10,148	Exercise Price $34.50 Expiration Date: February 2017	842,284

Contracts		Value
	SPDR S&P 500 ETF Trust Put Option
1,574	Exercise Price $223.00 Expiration Date: February 2017	$598,120

		1,440,404

TOTAL PURCHASED OPTIONS (Cost $2,141,438)		1,863,105

Principal Amount^		Value
SHORT-TERM INVESTMENTS: 21.6%

TREASURY BILLS: 2.4%
	United States Treasury Bill
1,700,000	0.387%, 01/12/2017(a)	1,699,802
6,770,000	0.322%, 01/05/2017	6,769,761
9,000,000	0.601%, 06/01/2017	8,977,690
10,000,000	0.613%, 06/29/2017	9,970,070
10,170,000	0.473%, 04/06/2017	10,157,507

TOTAL TREASURY BILLS (Cost $37,575,113)		37,574,830

REPURCHASE AGREEMENTS: 19.2%
$296,959,000	FICC, 0.03%, 12/30/16, due 01/03/2017 [collateral: par value $284,030,000, U.S. Treasury Note, 0.125%, due 04/15/2017, value $302,915,353] (proceeds $296,959,000)	296,959,000

TOTAL REPURCHASE AGREEMENTS (Cost $296,959,000)		296,959,000

TOTAL SHORT-TERM INVESTMENTS (Cost $334,534,113)		334,533,830

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,441,901,325): 97.5%		1,509,767,674

Other Assets in Excess of Liabilities: 2.5%		38,921,178

Net Assets: 100.0%		$1,548,688,852

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
CLO	Collateralized Loan Obligation.
CVR	Contingent Value Rights
ETF	Exchange Traded Fund.
GDR	Global Depository Receipt.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
MUTSCALM	Bank of Japan Estimate Unsecured Overnight Call Rate
PRIBOR	Prague Interbank Offered Rate
SONIA	Sterling Over Night Index Average
TIIE	La Tasa de Interbank Equilibrium Interest Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2016

(a)	Securities with an aggregate fair value of $119,726,191 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Illiquid securities at December 31, 2016, at which time the aggregate value of these illiquid securities is $22,912,231 or 1.5% of net assets.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(d)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2016.
(e)	Floating Interest Rate.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2016.
(g)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(h)	Pay-in-kind securities.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Perpetual Call.
(k)	Security is currently in default and/or non-income producing.
(l)	Interest Only security. Security with a notional or nominal principal amount.
(m)	Principal Only security.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2016

Shares		Value
COMMON STOCKS: (6.4)%
(8,764)	3M Co.	$(1,564,987)
(190,131)	Abbott Laboratories	(7,302,932)
(10,137)	Aetna, Inc.	(1,257,089)
(82,450)	Alibaba Group Holding Ltd. ADR*	(7,239,935)
(21,755)	Ambac Financial Group, Inc.*	(489,488)
(19,730)	Apple, Inc.	(2,285,129)
(34,558)	Armstrong World Industries, Inc.*	(1,444,524)
(8,463)	AvalonBay Communities, Inc.	(1,499,220)
(21,400)	B&G Foods, Inc.	(937,320)
(99,037)	Barrick Gold Corp.	(1,582,611)
(14,379)	Bob Evans Farms, Inc.	(765,107)
(41,630)	Cabela’s, Inc.*	(2,437,437)
(57,581)	Canon, Inc. ADR	(1,620,329)
(29,039)	Cerner Corp.*	(1,375,577)
(11,311)	CGI Group, Inc. Class A*	(543,267)
(6,979)	Charter Communications, Inc. Class A*	(2,009,394)
(100)	Chelsea Therapeutics International(b)	0
(4,168)	Choice Hotels International, Inc.	(233,616)
(17,209)	Cie Financiere Richemont S.A.	(1,142,411)
(21,035)	Cisco Systems, Inc.	(635,678)
(6,306)	CME Group, Inc.	(727,397)
(30,525)	Computer Sciences Corp.	(1,813,796)
(47,051)	ConAgra Foods, Inc.	(1,860,867)
(18,627)	Consolidated Edison, Inc.	(1,372,437)
(29,749)	Darden Restaurants, Inc.	(2,163,347)
(86,812)	DBS Group Holdings Ltd.	(1,040,556)
(20,749)	Delphi Automotive Plc	(1,397,445)
(12,867)	DiamondRock Hospitality Co.	(148,357)
(37,721)	Entegris, Inc.*	(675,206)
(6,358)	Estee Lauder Cos., Inc. (The) Class A	(486,323)
(17,788)	Exxon Mobil Corp.	(1,605,545)
(2,384)	F5 Networks, Inc.*	(345,012)
(66,748)	Fred’s, Inc. Class A	(1,238,843)
(46,334)	General Electric Co.	(1,464,154)
(17,823)	Genpact Ltd.*	(433,812)
(14,869)	Great Plains Energy, Inc.	(406,667)
(48,921)	Hilton Worldwide Holdings, Inc.*	(2,722,943)
(16,581)	Host Hotels & Resorts, Inc.	(312,386)
(75,403)	HP, Inc.	(1,118,981)
(12,199)	ILG, Inc.	(221,656)
(100,544)	Infosys Ltd. ADR	(1,491,068)
(25,284)	Intel Corp.	(917,051)
(12,160)	Intercontinental Exchange, Inc.	(686,067)
(4,161)	International Business Machines Corp.	(690,684)
(2,263)	Intuitive Surgical, Inc.*	(1,435,127)
(16,612)	Kansas City Southern	(1,409,528)
(2,006)	Kroger Co. (The)	(69,227)
(4,791)	LaSalle Hotel Properties	(145,982)
(20,325)	LogMeIn, Inc.	(1,962,379)
(2,756)	Marriott International, Inc. Class A	(227,866)
(2,568)	Marriott Vacations Worldwide Corp.	(217,895)
(9,209)	MercadoLibre, Inc.	(1,437,893)
(4,268)	Microchip Technology, Inc.	(273,792)
(8,461)	New York Community Bancorp, Inc.	(134,615)
(71,941)	Oracle Corp.	(2,766,131)
(4,688)	Pebblebrook Hotel Trust	(139,468)
(5,400)	Pennsylvania Real Estate Investment Trust	(102,384)
(2,000)	Pitney Bowes, Inc.	(30,380)
(40,096)	Praxair, Inc.	(4,698,850)
(3,780)	Primerica, Inc.	(261,387)

Shares		Value
(30,773)	Procter & Gamble Co. (The)	$(2,587,394)
(4,436)	Qorvo, Inc.*	(233,910)
(5,938)	RLJ Lodging Trust	(145,422)
(4,949)	SpartanNash Co.	(195,683)
(2,866)	Sprouts Farmers Market, Inc.*	(54,225)
(9,376)	Sunstone Hotel Investors, Inc.	(142,984)
(3,768)	Swatch Group AG (The)	(1,174,475)
(58,854)	Symantec Corp.	(1,406,022)
(340,300)	Tencent Holdings Ltd.	(8,325,584)
(6,233)	Tesla Motors, Inc.*	(1,331,930)
(3,617)	Texas Instruments, Inc.	(263,932)
(3,114)	United Natural Foods, Inc.*	(148,600)
(52,397)	Versum Materials, Inc.*	(1,470,784)
(7,961)	WW Grainger, Inc.	(1,848,942)
(192,700)	Yahoo Japan Corp.	(740,932)
(21,883)	Yum! Brands, Inc.	(1,385,850)

TOTAL COMMON STOCKS (Proceeds $95,544,300)		(98,476,224)

EXCHANGE-TRADED FUNDS: (1.8)%
(19,088)	Consumer Staples Select Sector SPDR Fund	(987,040)
(50,738)	iShares iBoxx $ High Yield Corporate Bond ETF	(4,391,374)
(130,223)	iShares MSCI Brazil Capped ETF	(4,341,635)
(124,730)	iShares MSCI China ETF	(5,454,444)
(247,286)	iShares MSCI Emerging Markets ETF	(8,657,483)
(3,864)	iShares Nasdaq Biotechnology ETF	(1,025,428)
(48,501)	Materials Select Sector SPDR Fund	(2,410,500)
(21,458)	Technology Select Sector SPDR Fund	(1,037,709)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $27,932,358)		(28,305,613)

Principal Amount^
CORPORATE BONDS: (0.0)%
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
(617,000)	5.450%, 06/15/2023(c)	(655,346)

TOTAL CORPORATE BONDS (Proceeds $620,174)		(655,346)

TOTAL SECURITIES SOLD SHORT (Proceeds $124,096,832)		$(127,437,183)

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at December 31, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
5YR U.S. Treasury Notes	(172)	$(20,238,219)	03/2017	$(166,948)
10YR U.S. Treasury Notes	(210)	(26,099,063)	03/2017	144,133
CBOE Volatility Index	48	795,600	02/2017	(48,880)
S&P 500 E Mini Index	(144)	(16,100,640)	03/2017	102,610
Ultra 10YR. U.S. Treasury Notes	(69)	(9,250,312)	03/2017	66,289
Ultra-Long U.S. Treasury Bond	(53)	(8,493,250)	03/2017	(56,757)

	(600)	$(79,385,884)		$40,447

SCHEDULE OF SWAPS at December 31, 2016

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount(1)		Maturity Date	Payment Received	Payment Made	Unrealized Appreciation/ (Depreciation)*
Bank of America N.A.	CZK	472,000,000	7/29/2018	0.320%	6 month PRIBOR	$25,335
Bank of America N.A.		779,400,000	8/03/2018	0.300	6 month PRIBOR	31,674
Bank of America N.A.		93,500,000	8/04/2018	0.305	6 month PRIBOR	4,162
Bank of America N.A.		189,000,000	7/29/2021	6 month PRIBOR	0.370%	33,329
Bank of America N.A.		234,000,000	8/03/2021	6 month PRIBOR	0.350	51,062
Bank of America N.A.		38,900,000	8/04/2021	6 month PRIBOR	0.355	8,138
Bank of America N.A.	ZAR	2,000,000	5/08/2025	3 month JIBAR	7.950	2,194
Bank of America N.A.	MXN	89,649,000	7/03/2026	6.130	Mexico Interbank TIIE 28 Days	(542,741)
Barclays Bank plc	ZAR	72,000,000	5/05/2025	3 month JIBAR	7.950	78,729
Deutsche Bank AG	CZK	464,000,000	7/29/2018	0.325	6 month PRIBOR	26,396
Deutsche Bank AG		182,000,000	7/29/2021	6 month PRIBOR	0.375	30,374
Deutsche Bank AG	MXN	28,200,000	7/03/2026	6.135	Mexico Interbank TIIE 28 Days	(170,244)

						$(421,592)

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	Notional amounts are denominated in foreign currency.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Fair Value
Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
GBP 19,950,000	7/21/2018	0.526%	6 Month LIBOR	$—	$(21,348)
$ 5,205,600	7/18/2026	3 Month LIBOR	1.410%	—	419,974
GBP 6,650,000	7/21/2021	6 Month LIBOR	0.621	—	76,280
GBP 19,950,000	7/22/2018	6 Month LIBOR	0.499	(81)	31,657
GBP 6,650,000	7/22/2021	6 Month LIBOR	0.594	(5)	86,184

				$(86)	$592,747

(1)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2016 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2016	Notional Amount	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
CDX High Yield 500 Series 27 5.000%, 12/20/2021 (Buy Protection)	12/20/2021	(5.000%)	3.548%	$(28,350,000)	$(1,755,092)	$(1,134,000)	$(621,092)

					$(1,755,092)	$(1,134,000)	$(621,092)

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the Market CDX High Yield 500 Series 27 Index.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2016	Notional Amount(1)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Turkey Government International Bond 11.875%, 01/15/2030 (Buy Protection)	12/20/2021	Bank of America N.A.	(1.000%)	2.735%	$ (3,350,000)	$262,358	$264,732	$(2,374)
Enel SpA 4.750%, 6/12/2018 (Buy Protection)	12/20/2021	Barclays Bank plc	(1.000%)	0.928%	EUR (3,200,000)	(11,948)	16,593	(28,541)
Intesa Sanpaolo SpA 0.000%, 03/03/2017 (Buy Protection)	12/20/2021	Barclays Bank plc	(1.000%)	1.395%	(3,200,000)	64,375	115,631	(51,256)
Markit iTraxx Asia ex-Japan Investment Grade Index Series 25 1.000%, 6/20/2021 (Buy Protection)	6/20/2021	Barclays Bank plc	(1.000%)	1.038%	$ (1,095,000)	1,747	21,924	(20,177)
People’s Republic of China 7.500, 10/28/2027 (Buy Protection)	6/20/2021	Deutsche Bank Securities, Inc.	(1.000%)	1.080%	(1,550,000)	5,267	7,925	(2,658)
Markit iTraxx Asia ex-Japan Investment Grade Index Series 25 1.000%, 6/20/2021 (Buy Protection)	6/20/2021	Morgan Stanley Capital Services, Inc.	(1.000%)	1.038%	(2,240,000)	3,571	46,420	(42,849)

						$325,370	$473,225	$(147,855)

(1)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2016 (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation(1)	Maturity Date	Counterparty	Floating Rate Index(2)	Floating Rate Spread(2)	Notional Amount(3)		Fair Value	Upfront Premiums Received	Unrealized Appreciation
Micro Focus International plc GBP	9/12/2017	Goldman Sachs International	1-Month GBP SONIA	(0.400)%	GBP	(177,174)	$—	$(8,521)	$8,521
Dai-ichi Life Holdings, Inc. JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%	JPY	(153,634,187)	127,855	—	127,855
Hitachi, Ltd. JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%		(140,399,637)	204,576	—	204,576
Komatsu Limited JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%		(145,642,293)	136,071	—	136,071
Mitsubishi Heavy Industries, Ltd. JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%		(149,766,282)	171,502	—	171,502
Taisei Corporation JPY	9/3/2018	Morgan Stanley & Co.	MUTSCALM 1D	(0.400)%		(160,104,134)	86,446	—	86,446

							$726,450	$(8,521)	$734,971

(1)	The Fund receives payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
(2)	During the year, the Fund received periodic payments of $5,309,277 and made periodic payments of $4,595,033.
(3)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2016

Contracts		Value
COMMON STOCKS: (0.0)%
	Aetna, Inc. Put Option
(27)	Exercise Price $130.00 Expiration Date: January 2017	$(21,330)
(27)	Exercise Price $125.00 Expiration Date: January 2017	(7,525)
	Bristol-Myers Squibb Co. Call Option
(158)	Exercise Price $62.50 Expiration Date: February 2017	(11,534)
	Centurylink, Inc. Call Option
(288)	Exercise Price $26.00 Expiration Date: February 2017	(7,488)
	Charter Communications, Inc. Call Option
(5)	Exercise Price $315.00 Expiration Date: January 2017	(550)
	Charter Communications, Inc. Put Option
(5)	Exercise Price $265.00 Expiration Date: January 2017	(900)
	Computer Sciences Corp. Put Option
(78)	Exercise Price $55.00 Expiration Date: January 2017	(3,198)
	Coty, Inc. Call Option
(77)	Exercise Price $17.50 Expiration Date: January 2017	(7,985)
	Fred’s, Inc. Call Option
(375)	Exercise Price $22.50 Expiration Date: January 2017	(18,375)
	Fred’s, Inc. Put Option
(563)	Exercise Price $17.50 Expiration Date: January 2017	(61,930)
	Harman International Industries, Inc. Call Option
(222)	Exercise Price $110.00 Expiration Date: January 2017	(29,970)
	Johnson & Johnson Call Option
(69)	Exercise Price $120.00 Expiration Date: February 2017	(5,520)
	JPMorgan Chase & Co. Call Option
(74)	Exercise Price $92.50 Expiration Date: February 2017	(4,292)
	Kate Spade & Co. Call Option
(76)	Exercise Price $19.00 Expiration Date: January 2017	(7,882)
	Lifelock, Inc. Call Option
(165)	Exercise Price $24.00 Expiration Date: January 2017	(825)
	NXP Semiconductors N.V. Call Option
(283)	Exercise Price $97.50 Expiration Date: January 2017	(37,356)
(56)	Exercise Price $96.00 Expiration Date: January 2017	(12,880)
(77)	Exercise Price $97.00 Expiration Date: January 2017	(11,550)
(53)	Exercise Price $96.50 Expiration Date: January 2017	(9,540)
(11)	Exercise Price $95.00 Expiration Date: January 2017	(3,630)
(33)	Exercise Price $98.00 Expiration Date: January 2017	(3,300)
(6)	Exercise Price $95.00 Expiration Date: February 2017	(2,175)

Contracts		Value
	NXP Semiconductors N.V. Call Option (continued)
(132)	Exercise Price $100.00 Expiration Date: January 2017	$(1,320)
	Qualcomm, Inc. Call Option
(54)	Exercise Price $70.00 Expiration Date: January 2017	(648)
	Qualcomm, Inc. Put Option
(54)	Exercise Price $65.00 Expiration Date: January 2017	(6,696)
	Rite Aid Corp. Call Option
(770)	Exercise Price $8.50 Expiration Date: January 2017	(19,250)
	Rockwell Collins, Inc. Call Option
(11)	Exercise Price $105.00 Expiration Date: January 2017	(275)
	Time Warner, Inc. Call Option
(105)	Exercise Price $90.00 Expiration Date: January 2017	(69,195)
(109)	Exercise Price $92.50 Expiration Date: January 2017	(49,595)
(222)	Exercise Price $95.00 Expiration Date: January 2017	(49,062)
(67)	Exercise Price $95.50 Expiration Date: January 2017	(11,055)
(78)	Exercise Price $96.00 Expiration Date: January 2017	(10,920)
(24)	Exercise Price $93.00 Expiration Date: January 2017	(9,000)
(7)	Exercise Price $95.00 Expiration Date: February 2017	(2,380)
(5)	Exercise Price $92.50 Expiration Date: February 2017	(2,350)
	Time Warner, Inc. Put Option
(131)	Exercise Price $90.00 Expiration Date: January 2017	(1,900)
	Valspar Corp. (The) Put Option
(10)	Exercise Price $105.00 Expiration Date: January 2017	(2,750)
	Wells Fargo & Co. Call Option
(98)	Exercise Price $60.00 Expiration Date: February 2017	(3,724)

		(509,855)

EXCHANGE TRADED FUNDS: (0.0%)
	Powershares QQQ Trust Series 1 Call Option
(72)	Exercise Price $125.00 Expiration Date: February 2017	(3,096)

TOTAL WRITTEN OPTIONS (Premiums Received $506,271)		$(512,951)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2016 (Continued)

The premium amount and the number of option contracts written during the year ended December 31, 2016, were as follows:

	Premium Amount	Number of Contracts
Options outstanding at December 31, 2015	$491,161	27,301,127
Options Written	4,291,277	52,533
Options Closed	(2,283,992)	(20,573)
Options Exercised	(66,723)	(1,059)
Options Expired	(1,925,452)	(27,327,351)

Options outstanding at December 31, 2016	$506,271	4,677

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2016

At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2016	Fund Delivering	U.S. $ Value at December 31, 2016	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/10/2017	HUF	$4,667,724	USD	$4,657,226	$10,498	$—
	1/10/2017	USD	4,718,296	EUR	4,645,614	72,682	—
	1/17/2017	USD	1,341,194	BRL	1,392,728	—	(51,534)
	1/17/2017	USD	4,951,763	KRW	4,802,120	149,643	—
	1/17/2017	USD	583,334	MXN	576,030	7,304	—
	1/30/2017	USD	9,643,532	EUR	9,722,546	—	(79,014)
	9/19/2017	CNY	7,143,702	USD	7,091,394	52,308	—
	9/19/2017	USD	7,282,791	CNY	7,143,702	139,089	—
Commonwealth Bank of Australia Sydney	1/17/2017	USD	5,265,086	NZD	5,118,192	146,894	—
Credit Suisse International	1/27/2017	USD	2,053,607	COP	2,178,959	—	(125,352)
	2/23/2017	USD	3,259,689	IDR	3,315,419	—	(55,730)
Deutsche Bank AG	1/12/2017	USD	1,811,880	GBP	1,774,707	37,173	—
	1/17/2017	USD	591,567	EUR	585,126	6,441	—
	1/27/2017	USD	571,290	EUR	579,048	—	(7,758)
	4/28/2017	USD	3,270,816	PLN	3,011,537	259,279	—
Goldman Sachs & Co.	3/15/2017	CHF	139,183	USD	138,152	1,031	—
	3/15/2017	CHF	57,137	USD	56,525	612	—
	3/15/2017	CHF	72,656	USD	73,205	—	(549)
	3/15/2017	USD	785,499	CHF	784,585	914	—
	3/15/2017	USD	38,513	CHF	38,849	—	(336)
	3/15/2017	USD	56,654	CHF	57,136	—	(482)
	3/15/2017	USD	147,217	CHF	148,475	—	(1,258)
	3/15/2017	USD	292,007	CHF	296,060	—	(4,053)
	3/15/2017	USD	480,857	CHF	485,855	—	(4,998)
Morgan Stanley & Co.	1/5/2017	BRL	3,271,214	USD	3,220,441	50,773	—
	1/5/2017	USD	3,164,934	BRL	3,271,215	—	(106,281)
	1/9/2017	USD	3,234,181	MXN	3,028,583	205,598	—
	1/17/2017	SEK	5,266,830	USD	5,208,258	58,572	—
	1/27/2017	NOK	5,077,682	USD	5,006,608	71,074	—
	1/27/2017	USD	7,970,739	CAD	8,045,929	—	(75,190)
	1/27/2017	USD	108,707	MXN	109,410	—	(703)
	1/30/2017	MXN	6,098,805	USD	6,044,582	54,223	—
	1/30/2017	NOK	8,129,068	USD	8,043,758	85,310	—
	1/30/2017	USD	6,596,061	CAD	6,630,682	—	(34,621)
	2/9/2017	USD	372,318	GBP	370,487	1,831	—
	7/6/2017	USD	3,073,149	BRL	3,119,417	—	(46,268)
	9/19/2017	CNY	514,346	USD	510,276	4,070	—
	9/19/2017	USD	525,126	CNY	514,347	10,779	—

			$112,629,154		$111,797,183	$1,426,098	$(594,127)

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16 to 12/31/16)	Expenses Ratio During Period* (7/1/16 to 12/31/16)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,106.10	$5.98	1.13%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,104.60	$7.30	1.38%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.42	$5.74	1.13%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.16	$7.00	1.38%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,062.60	$5.18	1.00%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,061.30	$6.48	1.25%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.07	$5.08	1.00%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.82	$6.34	1.25%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,124.90	$5.13	0.96%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.27	$4.88	0.96%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,042.00	$8.88	1.73%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,041.40	$10.16	1.98%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.40	$8.77	1.73%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.15	$10.03	1.98%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half-year period).

Expense Examples	73

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$210,089,970	$656,569,243	$27,653,554	$1,144,942,325
Repurchase agreements at cost	17,728,000	6,809,000	5,583,000	296,959,000

Total investments at cost	$227,817,970	$663,378,243	$33,236,554	$1,441,901,325

Investments in securities at value	$295,290,942	$696,958,849	$32,259,112	$1,212,808,674
Repurchase agreements at value	17,728,000	6,809,000	5,583,000	296,959,000

Total investments at value	$313,018,942	$703,767,849	$37,842,112	$1,509,767,674

Cash	—	288,851	1,091	7,117,740
Cash, denominated in foreign currency (cost of $0, $700,766, $0 and $1,060,882, respectively)	—	700,766	—	984,776
Deposits at brokers and custodian for securities sold short, futures, options and swaps	—	—	—	123,444,115
Receivables:
Fund shares sold	130,845	545,182	894	45,679,075
Securities sold	1,279,677	—	—	17,207,952
Dividends and interest	164,225	472,211	21,571	5,878,301
Foreign tax reclaims	24,711	1,702,137	—	19,134
Variation margin	—	—	—	85,083
Line of credit interest	—	488	—	—
Net swap premiums paid	—	—	—	464,704
Unrealized gain on forward foreign currency exchange contracts	—	2,587,604	—	1,426,098
Unrealized gain on swaps	—	—	—	1,026,364
Prepaid expenses	23,067	36,489	8,353	61,965

Total Assets	314,641,467	710,101,577	37,874,021	1,713,162,981

LIABILITIES:
Written options (premium received, $0, $0, $0 and $506,271, respectively)	—	—	—	512,951
Securities sold short (proceeds, $0, $0, $0 and $124,096,832, respectively)	—	—	—	127,437,183
Deposits received from brokers and custodian for securities sold short, futures, options and swaps	—	—	—	610,001
Payables:
Advisory fees	276,046	517,862	23,090	1,627,627
Securities purchased	829	700,673	416,630	30,501,440
Fund shares redeemed	454,583	1,403,343	111,741	652,455
Foreign taxes withheld	—	25,353	—	10,356
Trustees fees	2,256	2,256	2,256	2,256
Professional fees	22,012	30,372	13,524	70,094
Custodian	50,280	—	—	—
Line of credit interest	—	—	—	541
Dividend and interest on swaps	—	—	—	342,099
Variation margin	—	—	—	117,961
Short dividend	—	—	—	102,131
Chief Compliance Officer fees	14,871	14,871	14,871	14,871
Unrealized loss on forward foreign currency exchange contracts	—	246,583	—	594,127
Unrealized loss on swaps	—	—	—	860,840
Distribution fees payable for investor class (see Note 4)	20	19,233	—	37,382
Accrued other expenses	215,838	911,592	44,570	979,814

Total Liabilities	1,036,735	3,872,138	626,682	164,474,129

Commitments and Contingencies (See Note 8)
NET ASSETS	$313,604,732	$706,229,439	$37,247,339	$1,548,688,852

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016 – (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$313,505,268	$621,333,731	$37,247,339	$1,368,916,484
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	18,419,807	42,077,225	1,798,150	119,520,497
Net asset value, offering price and redemption price per share	$17.02	$14.77	$20.71	$11.45

Investor Class:
Net Assets	$99,464	$84,895,708	$—	$179,772,368
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	5,913	5,781,738	—	15,680,180
Net asset value, offering price and redemption price per share	$16.82	$14.68	$—	$11.46

COMPONENTS OF NET ASSETS
Paid-in capital	$223,427,304	$888,089,165	$55,045,949	$1,516,746,754
Undistributed net investment income	—	17,478,194	—	4,546,407
Accumulated net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	4,978,253	(241,924,343)	(22,404,168)	(38,118,133)
Net unrealized appreciation/depreciation on:
Investments	85,200,972	40,389,606	4,605,558	67,866,349
Foreign currency transactions	(1,797)	2,196,817	—	816,880
Short sales	—	—	—	(3,340,351)
Written options	—	—	—	(6,680)
Futures	—	—	—	40,447
Swaps	—	—	—	137,179

Net assets	$313,604,732	$706,229,439	$37,247,339	$1,548,688,852

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	75

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2016

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $81,082, $2,380,845, $13,860 and $119,108, respectively)	$4,199,364	$24,189,758	$434,112	$11,668,048
Interest	1,876,610	15,158	1,589	50,203,257

Total income	6,075,974	24,204,916	435,701	61,871,305

Expenses
Advisory fees	3,422,532	10,537,340	421,492	19,164,471
Transfer agent fees	181,791	600,845	51,339	731,450
Custody and Fund accounting fees	59,924	477,328	23,904	567,332
Administration fees	61,667	212,867	4,776	242,659
Professional fees	26,567	42,371	6,365	114,683
Trustee fees	72,806	108,892	58,224	129,102
Reports to shareholders	34,323	114,700	10,498	106,337
Registration expense	34,280	38,926	20,473	95,379
Miscellaneous	940	33,660	—	6,607
Insurance expense	9,541	35,859	1,350	38,472
Dividend & interest expense	19,088	51,766	220	3,819,224
Chief Compliance Officer fees	14,871	14,871	14,871	14,871
Distribution fees for investor class (see Note 4)	259	410,651	—	433,613

Total expenses	3,938,589	12,680,076	613,512	25,464,200
Less: fees waived (see Note 3)	(290,729)	(2,733,951)	(154,623)	(1,105,732)

Net expenses	3,647,860	9,946,125	458,889	24,358,468

Net investment income (loss)	2,428,114	14,258,791	(23,188)	37,512,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	21,240,726	(85,272,164)	(605,824)	15,511,202
Foreign currency transactions	(349)	7,098,715	—	(3,822,215)
Short sales	—	—	—	(10,417,342)
Written options	—	—	—	1,683,398
Futures	—	—	—	(3,981,628)
Swap contracts	—	—	—	379,862

Net realized gain (loss)	21,240,377	(78,173,449)	(605,824)	(646,723)

Net change in unrealized appreciation/depreciation on:
Investments	11,321,917	(3,385,403)	6,831,439	63,599,620
Foreign currency transactions	77	(1,550,891)	—	984,713
Short sales	—	—	—	(9,135,729)
Written options	—	—	—	(184,947)
Futures	—	—	—	290,843
Swap contracts	—	—	—	(1,334,145)

Net change in unrealized appreciation/depreciation	11,321,994	(4,936,294)	6,831,439	54,220,355

Net realized and unrealized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	32,562,371	(83,109,743)	6,225,615	53,573,632

Net increase (decrease) in net assets resulting from operations	$34,990,485	$(68,850,952)	$6,202,427	$91,086,469

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,428,114	$1,399,597	$14,258,791	$17,495,888
Net realized gain (loss) on investments and foreign currency transactions	21,240,377	28,295,471	(78,173,449)	(48,591,615)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	11,321,994	(35,206,763)	(4,936,294)	(45,324,017)

Net increase (decrease) in net assets resulting from operations	34,990,485	(5,511,695)	(68,850,952)	(76,419,744)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(2,538,045)	(1,170,432)	(25,600,341)	(17,162,476)
Investor Class	(554)	(167)	(3,213,383)	(3,371,645)
From net realized gain
Institutional Class	(15,347,498)	(28,925,492)	—	—
Investor Class	(4,899)	(9,270)	—	—

Total distributions	(17,890,996)	(30,105,361)	(28,813,724)	(20,534,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	13,982,663	25,597,378	79,377,038	165,959,162
Investor Class	46,410	68,578	3,976,255	33,357,338
Reinvested distributions
Institutional Class	17,469,702	29,470,908	17,298,724	11,499,181
Investor Class	4,995	7,158	3,212,529	3,370,998
Redemption fee proceeds
Institutional Class	—	—	—	291
Payment for shares redeemed
Institutional Class	(56,231,712)	(117,876,961)	(415,702,993)	(252,309,359)
Investor Class	(78,086)	(17,984)	(150,610,422)	(116,608,263)

Net decrease in net assets from capital share transactions	(24,806,028)	(62,750,923)	(462,448,869)	(154,730,652)

Total decrease in net assets	(7,706,539)	(98,367,979)	(560,113,545)	(251,684,517)
NET ASSETS:
Beginning of year	321,311,271	419,679,250	1,266,342,984	1,518,027,501

End of year	$313,604,732	$321,311,271	$706,229,439	$1,266,342,984

Undistributed net investment income	$—	$26,669	$17,478,194	$24,934,412

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	873,408	1,447,027	5,259,120	9,312,182
Reinvested distributions	1,013,324	1,835,851	1,177,585	714,679
Redeemed	(3,437,386)	(6,616,270)	(27,647,286)	(14,473,772)

Net decrease from capital share transactions	(1,550,654)	(3,333,392)	(21,210,581)	(4,446,911)

Investor Class:
Sold	2,617	3,998	278,546	1,842,120
Reinvested distributions	293	451	219,886	211,083
Redeemed	(4,701)	(1,049)	(10,026,634)	(6,619,346)

Net increase (decrease) from capital share transactions	(1,791)	3,400	(9,528,202)	(4,566,143)

The accompanying notes are an integral part of these financial statements.

Statements Of Changes In Net Assets	77

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(23,188)	$(458,131)	$37,512,837	$31,040,043
Net realized loss on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(605,824)	(548,950)	(646,723)	(17,745,893)
Net change in unrealized appreciation/depreciation on investments, short sales, written options, foreign currency transactions, futures and swap contracts	6,831,439	(6,098,192)	54,220,355	(31,778,968)

Net increase (decrease) in net assets resulting from operations	6,202,427	(7,105,273)	91,086,469	(18,484,818)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(31,512,285)	(30,149,078)
Investor Class	—	—	(4,017,295)	(4,867,346)
From net realized gain
Institutional Class	—	—	—	(3,354,000)
Investor Class	—	—	—	(553,140)

Total distributions	—	—	(35,529,580)	(38,923,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	1,062,942	2,633,250	548,997,732	644,892,246
Investor Class	—	—	66,673,654	118,147,149
Reinvested distributions
Institutional Class	—	—	27,086,368	28,923,733
Investor Class	—	—	3,988,728	5,367,353
Payment for shares redeemed
Institutional Class	(10,989,734)	(27,772,210)	(432,825,424)	(302,957,582)
Investor Class	—	—	(88,240,820)	(91,407,932)

Net increase (decrease) in net assets from capital share transactions	(9,926,792)	(25,138,960)	125,680,238	402,964,967

Total increase (decrease) in net assets	(3,724,365)	(32,244,233)	181,237,127	345,556,585
NET ASSETS:
Beginning of year	40,971,704	73,215,937	1,367,451,725	1,021,895,140

End of year	$37,247,339	$40,971,704	$1,548,688,852	$1,367,451,725

Undistributed net investment income	$—	$—	$4,546,407	$2,748,117

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	59,758	135,285	49,018,436	56,356,040
Reinvested distributions	—	—	2,431,395	2,581,134
Redeemed	(612,559)	(1,428,786)	(38,977,152)	(26,622,806)

Net increase (decrease) from capital share transactions	(552,801)	(1,293,501)	12,472,679	32,314,368

Investor Class:
Sold	—	—	5,954,681	10,300,211
Reinvested distributions	—	—	358,206	478,439
Redeemed	—	—	(7,954,817)	(8,007,892)

Net increase (decrease) from capital share transactions	—	—	(1,641,930)	2,770,758

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.08	$18.01	$17.98	$13.88	$12.43

Income from investment operations:
Net investment income (loss)	0.13 [1]	0.07 [1]	(0.01)[1]	(0.04)	0.01

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	1.81	(0.41)	2.02	4.88	1.70

Total income (loss) from investment operations	1.94	(0.34)	2.01	4.84	1.71

Less distributions:
From net investment income	(0.14)	(0.06)	—	—	(0.01)

From net realized gains	(0.86)	(1.53)	(1.98)	(0.74)	(0.25)

Total distributions	(1.00)	(1.59)	(1.98)	(0.74)	(0.26)

Redemption fee proceeds	—	—	—^	—^	—^

Net asset value, end of year	$17.02	$16.08	$18.01	$17.98	$13.88

Total return	11.98%	(1.87)%	11.07%	35.14%	13.78%

Ratios/supplemental data:
Net assets, end of year (millions)	$313.5	$321.2	$419.6	$420.2	$274.4

Ratios of total expenses to average net assets:
Before fees waived	1.27%[2]	1.28%[2]	1.27%	1.30%	1.30%

After fees waived	1.17%[2]	1.18%[2]	1.17%	1.23%	1.28%[3]

Ratio of net investment income (loss) to average net assets	0.78%[2]	0.37%[2]	(0.03)%	(0.27)%	0.09%

Portfolio turnover rate	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	79

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.90	$17.83	$17.87	$13.79	$12.37

Income from investment operations:
Net investment income (loss)	0.08 [1]	0.02 [1]	(0.05)[1]	(0.11)	(0.16)

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	1.80	(0.39)	1.99	4.93	1.83

Total income (loss) from investment operations	1.88	(0.37)	1.94	4.82	1.67

Less distributions:
From net investment income	(0.10)	(0.03)	—	—	—

From net realized gains	(0.86)	(1.53)	(1.98)	(0.74)	(0.25)

Total distributions	(0.96)	(1.56)	(1.98)	(0.74)	(0.25)

Redemption fee proceeds	—	—	—	—	—

Net asset value, end of year	$16.82	$15.90	$17.83	$17.87	$13.79

Total return	11.72%	(2.08)%	10.75%	35.22%	13.51%

Ratios/supplemental data:
Net assets, end of year (thousands)	$99.5	$122.5	$76.7	$91.7	$86.0

Ratios of total expenses to average net assets:
Before fees waived	1.51%[2]	1.53%[2]	1.52%	1.55%	1.55%

After fees waived	1.42%[2]	1.43%[2]	1.42%	1.48%	1.53%[3]

Ratio of net investment income (loss) to average net assets	0.48%[2]	0.09%[2]	(0.28)%	(0.52)%	(0.34)%

Portfolio turnover rate	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]	74.03%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.13	$17.36	$18.06	$15.02	$12.58

Income from investment operations:
Net investment income	0.23 [1]	0.22 [1]	0.17 [1]	0.18	0.16

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.98)	(1.18)	(0.66)	3.04	2.35

Total income (loss) from investment operations	(0.75)	(0.96)	(0.49)	3.22	2.51

Less distributions:
From net investment income	(0.61)	(0.27)	(0.21)	(0.18)	(0.07)

From net realized gains	—	—	—	—	—

Total distributions	(0.61)	(0.27)	(0.21)	(0.18)	(0.07)

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$14.77	$16.13	$17.36	$18.06	$15.02

Total return	(4.61)%	(5.52)%	(2.72)%	21.47%	19.96%

Ratios/supplemental data:
Net assets, end of year (millions)	$621.3	$1,021.1	$1,175.7	$1,328.2	$1,175.5

Ratios of total expenses to average net assets:
Before fees waived	1.28%[2]	1.24%[3]	1.24%	1.30%	1.30%

After fees waived	1.00%[2]	0.99%[3]	1.03%	1.11%	1.15%[4]

Ratio of net investment income to average net assets	1.51%[2]	1.22%[3]	0.94%	1.02%	1.05%

Portfolio turnover rate	43.84%[5]	51.68%[5]	70.08%[5]	112.35%[5]	107.28%[5]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	81

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.02	$17.22	$17.92	$14.92	$12.53

Income from investment operations:
Net investment income	0.21 [1]	0.17 [1]	0.12 [1]	0.12	0.11

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.00)	(1.15)	(0.65)	3.03	2.35

Total income (loss) from investment operations	(0.79)	(0.98)	(0.53)	3.15	2.46

Less distributions:
From net investment income	(0.55)	(0.22)	(0.17)	(0.15)	(0.07)

From net realized gains	—	—	—	—	—

Total distributions	(0.55)	(0.22)	(0.17)	(0.15)	(0.07)

Redemption fee proceeds	—	—	—	— ^	— ^

Net asset value, end of year	$14.68	$16.02	$17.22	$17.92	$14.92

Total return	(4.93)%	(5.69)%	(2.98)%	21.12%	19.64%

Ratios/supplemental data:
Net assets, end of year (millions)	$84.9	$245.2	$342.3	$345.4	$274.6

Ratios of total expenses to average net assets:
Before fees waived	1.53%[2]	1.49%[3]	1.49%	1.55%	1.55%

After fees waived	1.25%[2]	1.23%[3]	1.28%	1.36%	1.40%[4]

Ratio of net investment income to average net assets	1.40%[2]	0.94%[3]	0.66%	0.76%	0.80%

Portfolio turnover rate	43.84%[5]	51.68%[5]	70.08%[5]	112.35%[5]	107.28%[5]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.43	$20.09	$20.94	$15.30	$12.91

Income from investment operations:
Net investment loss	(0.01)[1]	(0.15)[1]	(0.13)[1]	(0.16)	(0.09)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	3.29	(2.51)	(0.72)	5.80	2.48

Total income (loss) from investment operations	3.28	(2.66)	(0.85)	5.64	2.39

Less distributions:
From net investment income	—	—	—	—	—

From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fee proceeds	—	—	—	— ^	— ^

Net asset value, end of year	$20.71	$17.43	$20.09	$20.94	$15.30

Total return	18.82%	(13.24)%	(4.06)%	36.86%	18.51%

Ratios/supplemental data:
Net assets, end of year (millions)	$37.2	$41.0	$73.2	$84.4	$71.3

Ratios of total expenses to average net assets:
Before fees waived	1.66%[2]	1.69%[2]	1.54%	1.54%	1.58%

After fees waived	1.24%[2]	1.59%[2]	1.44%	1.47%	1.57%[3]

Ratio of net investment loss to average net assets	(0.06)%[2]	(0.75)%[2]	(0.62)%	(0.83)%	(0.56)%

Portfolio turnover rate	51.32%	60.73%	104.22%	153.56%	142.07%

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	83

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.99	$11.44	$11.42	$11.01	$10.32

Income from investment operations:
Net investment income	0.31 [1]	0.30 [1]	0.27 [1]	0.26	0.30

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contract	0.44	(0.40)	0.14	0.43	0.67

Total income (loss) from investment operations	0.75	(0.10)	0.41	0.69	0.97

Less distributions:
From net investment income	(0.29)	(0.32)	(0.31)	(0.28)	(0.27)

From net realized gains	—	(0.03)	(0.08)	—	(0.01)

Total distributions	(0.29)	(0.35)	(0.39)	(0.28)	(0.28)

Redemption fee proceeds	—	—	— ^	— ^	— ^

Net asset value, end of year	$11.45	$10.99	$11.44	$11.42	$11.01

Total return	6.87%	(0.77)%	3.58%	6.32%	9.41%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,368.9	$1,176.9	$855.2	$600.9	$349.2

Ratios of total expenses to average net assets:
Before fees waived	1.83%[7]	1.94%[6]	1.87%[5]	1.82%[4]	1.91%[2,3]

After fees waived	1.75%[7]	1.85%[6]	1.74%[5]	1.66%[4]	1.64%[3,8]

Ratio of net investment income to average net assets	2.78%[7]	2.62%[6]	2.32%[5]	2.53%[4]	3.22%[3]

Portfolio turnover rate	142.24%[9]	145.97%[9]	156.88%[9]	179.19%[9]	160.54%[9]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amount been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.15% of average net assets.
[4]	Includes Interest & Dividend expense of 0.17% of average net assets.
[5]	Includes Interest & Dividend expense of 0.25% of average net assets.
[6]	Includes Interest & Dividend expense of 0.36% of average net assets.
[7]	Includes Interest & Dividend expense of 0.28% of average net assets.
[8]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.00	$11.45	$11.43	$11.02	$10.32

Income from investment operations:
Net investment income	0.28 [1]	0.28 [1]	0.24 [1]	0.24	0.26

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.44	(0.40)	0.14	0.43	0.68

Total income (loss) from investment operations	0.72	(0.12)	0.38	0.67	0.94

Less distributions:
From net investment income	(0.26)	(0.30)	(0.28)	(0.26)	(0.23)

From net realized gains	—	(0.03)	(0.08)	—	(0.01)

Total distributions	(0.26)	(0.33)	(0.36)	(0.26)	(0.24)

Redemption fee proceeds	—	—	— ^	— ^	— ^

Net asset value, end of year	$11.46	$11.00	$11.45	$11.43	$11.02

Total return	6.67%	(0.95)%	3.33%	6.07%	9.16%

Ratios/supplemental data:
Net assets, end of year (millions)	$179.8	$190.6	$166.7	$108.3	$58.5

Ratios of total expenses to average net assets:
Before fees waived	2.08%[7]	2.18%[6]	2.12%[5]	2.07%[4]	2.16%[2,3]

After fees waived	2.00%[7]	2.03%[6]	1.99%[5]	1.91%[4]	1.89%[3,8]

Ratio of net investment income to average net assets	2.54%[7]	2.44%[6]	2.07%[5]	2.27%[4]	2.98%[3]

Portfolio turnover rate	142.24%[9]	145.97%[9]	156.88%[9]	179.19%[9]	160.54%[9]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amount been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.15% of average net assets.
[4]	Includes Interest & Dividend expense of 0.17% of average net assets.
[5]	Includes Interest & Dividend expense of 0.25% of average net assets.
[6]	Includes Interest & Dividend expense of 0.36% of average net assets.
[7]	Includes Interest & Dividend expense of 0.28% of average net assets.
[8]	Ratio excludes $71of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	85

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers”). The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

86	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2016, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign

Notes to Financial Statements	87

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions. (See Note 7).

H	Financial Futures Contracts. The Alternative Strategies Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. (See Note 7).

I	Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

J	Credit Default Swaps. During the year ended December 31, 2016, the Alternative Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. (See Note 7). For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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K	Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) and Overnight Index Rate such as SONIA, MUTSCALM based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset. (See Note 7).

L	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Investment Manager believes there is an active secondary market to facilitate closing transactions. (See Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the underlying security the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

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Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. (See Note 7).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2016, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

O	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

P	Restricted Cash. At December 31, 2016, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

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Q	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2016, there were no restricted securities held in the Funds.

R	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2017, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.01% of the average daily net assets of the Equity Fund, 0.82% of the average daily net assets of the International Fund, 0.72% of the average daily net assets of the Smaller Companies Fund, and 1.32% of the average daily net assets of the Alternative Strategies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2016, the amount waived, contractual and voluntary, was $290,729, $2,733,951, $154,623 and $1,105,732 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2017, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the International Fund’s operating expenses and the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.99% and 1.24%, and 1.49% and 1.74%, respectively. For the year ended December 31, 2016, the amount waived contractually was $1,094,741 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $59,484 annually for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2016.

During the year ended December 31, 2016, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

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Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2016, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $259, $410,651 and $433,613, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2016, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity	$80,015,239	$138,065,963
International	406,431,164	794,812,273
Smaller Companies	16,980,780	28,960,332
Alternative Strategies	1,705,638,370	1,641,630,345

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2016. These assets and liabilities are measured on a recurring basis.

Equity Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$295,290,942	$—	$—	$295,290,942

Total Equity	295,290,942	—	—	295,290,942

Short-Term Investments
Repurchase Agreements	—	17,728,000	—	17,728,000

Total Investments in Securities	$295,290,942	$17,728,000	$—	$313,018,942

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2016.

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International Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$11,764,006	$—	$—	$11,764,006
Belgium	23,957,576	—	—	23,957,576
China	20,309,328	—	—	20,309,328
Denmark	30,663,078	—	—	30,663,078
Finland	22,651,489	—	—	22,651,489
France	93,458,930	—	—	93,458,930
Germany	47,669,356	—	—	47,669,356
Greece	5,953,330	—	—	5,953,330
Hong Kong	20,762,437	—	—	20,762,437
Ireland	6,847,680	—	—	6,847,680
Israel	9,782,011	—	—	9,782,011
Japan	48,079,782	—	—	48,079,782
Mexico	6,742,164	—	—	6,742,164
Netherlands	60,612,025	—	—	60,612,025
Philippines	3,847,741	—	—	3,847,741
Spain	32,935,456	—	—	32,935,456
Switzerland	43,328,475	—	—	43,328,475
Taiwan	6,813,739	—	—	6,813,739
United Kingdom	164,267,652	—	—	164,267,652
United States	36,512,594	—	—	36,512,594

Total Equity	696,958,849	—	—	696,958,849

Short-Term Investments
United States	—	6,809,000	—	6,809,000

Total Short-Term Investments	—	6,809,000	—	6,809,000

Total Investments in Securities	$696,958,849	$6,809,000	$—	$703,767,849

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	2,341,021	—	—	2,341,021

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There was $749,181,422 transferred from Level 2 to Level 1 in International Fund. Securities transferred from Level 2 to Level 1 had been priced using a fair value model as of 12/31/15 in accordance with the Trust’s pricing procedures. The securities were priced using closing market prices on 12/31/16.

Smaller Companies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$32,259,112	$—	$—	$32,259,112

Total Equity	32,259,112	—	—	32,259,112

Short-Term Investments
Repurchase Agreements	—	5,583,000	—	5,583,000

Total Investments in Securities	$32,259,112	$5,583,000	$—	$37,842,112

(a)	See Fund’s Schedule of Investments for sector classifications.

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There were no transfers between any levels in the Fund as of December 31, 2016.

Alternative Strategies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$468,874,538	$4,031,586	$999,734	**	$473,905,858
Exchange-Traded Funds	4,144,509	—	—		4,144,509
Limited Partnerships	—	—	1,399,924	**	1,399,924
Preferred Stocks	2,723,922	—	1,669,786	**	4,393,708

Total Equity	475,742,969	4,031,586	4,069,444	**	483,843.999

Rights/Warrants	—	18,391,632	0	**	18,391,632
Short-Term Investments
Treasury Bills	—	37,574,830	—		37,574,830
Repurchase Agreements	—	296,959,000	—		296,959,000

Total Short-Term Investments	—	334,533,830	—		334,533,830

Fixed Income
Asset-Backed Securities	—	70,393,430	526,525	**	70,919,955
Bank Loans	—	29,006,108	—		29,006,108
Convertible Bonds	—	7,053,599	1,037,130	**	8,090,729
Corporate Bonds	—	210,573,493	1,637,207	**	212,210,700
Government Securities & Agency Issue	—	18,485,290	—		18,485,290
Mortgage-Backed Securities	—	315,743,286	1,721,040	(1)	317,464,326
Municipal Bonds	—	14,958,000	—		14,958,000

Total Fixed Income	—	666,213,206	4,921,902	**	671,135,108

Purchased Options	1,626,199	236,906	—		1,863,105

Total Investments in Securities in Assets	$477,369,168	$1,023,407,160	$8,991,346	**	$1,509,767,674

Short Sales
Common Stocks	(98,476,224)	—	0	**	(98,476,224)
Exchange-Traded Funds	(28,305,613)	—	—		(28,305,613)
Corporate Bonds	—	(655,346)	—		(655,346)

Total Short Sales	(126,781,837)	(655,346)	—		(127,437,183)

Total Investments in Securities in Liabilities	$(126,781,837)	$(655,346)	$0	**	$(127,437,183)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	831,971	—	—		831,971
Futures	40,447	—	—		40,447
Swaps - Interest Rate	—	171,155	—		171,155
Swaps - Credit Default	—	(768,947)	—		(768,947)
Swaps - Total Return	—	734,971	—		734,971
Written Options	(512,951)	—	—		(512,951)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

Notes to Financial Statements	95

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

There was $68,963 transferred from Level 2 to Level 3 in Alternative Strategies Fund. Securities transferred from Level 2 to Level 3 are fair valued by applying a discount to the vendor supplied prices because the fund holds less than round lots of the subject securities.

There was $69,630 transferred from Level 3 to Level 2 in Alternative Strategies Fund. Securities transferred from Level 3 to Level 2 were done so based on the availability of pricing from the Trust’s approved price source.

The amount of transfers in and out are reflected at the securities’ fair value at the beginning of the year.

Note 7 – Other Derivative Information

At December 31, 2016, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$2,587,604	Unrealized loss on forward foreign currency exchange contracts	$(246,583)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$1,426,098	Unrealized loss on forward foreign currency exchange contracts	$(594,127)
		Investments in securities(1)	236,906	Written options	—
Interest rate		Unrealized gain on swap contracts**	905,488	Unrealized loss on swap contracts**	(734,333)
		Unrealized gain on futures contracts*	210,422	Unrealized loss on futures contracts*	(223,705)
Credit		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(768,947)
Equity		Unrealized gain on swap contracts	734,971	Unrealized loss on swap contracts	—
		Unrealized gain on futures contracts*	102,610	Unrealized loss on futures contracts*	(48,880)
		Investments in securities(1)	1,626,199	Written options	(512,951)

	Total		$5,242,694		$(2,882,943)

*     Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)    The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

96	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

For the year ended December 31, 2016, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency	Forward foreign currency exchange contracts(1)	$4,267,129	$(1,538,291)	137,209,816

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2016.

Alternative Strategies Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts(1)	$(2,717,063)	$986,233	146,086,131	(a)
		Purchased option contracts(2)	90,799	(180,370)	22,074,000	(b)
Interest rate		Swap contracts	540,980	(269,105)	1,392,602,369	(b)(c)
		Futures contracts	(1,132,657)	123,660	143,596,062	(b)
		Purchased option contracts(2)	(848,771)	433,616	472,783,333	(b)
		Written option contracts	374,010	(252,648)	18,200,000	(b)
Credit		Swap contracts	(876,853)	(1,661,006)	35,261,883	(b)(c)
Equity		Swap contracts	715,735	595,966	1,297,396	(b)(c)
		Futures contracts	(2,848,971)	167,183	16,394,636	(b)
		Purchased option contracts(2)	(3,684,454)	317,708	7,547	(d)
		Written option contracts	1,309,388	67,701	4,118	(d)

	Total		$(9,077,857)	$328,938

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2016.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2016.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2016.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(2)	The Statements of Operations location for “Purchased option contracts” is “Investments”.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At December 31, 2016, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $17,728,000, $6,809,000, $5,583,000 and $296,959,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Notes to Financial Statements	97

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following tables represent the Accounting Standards Update (“ASU”) 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2016:

International Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust	$—	$—	$—	$2,587,604	$2,587,604	$—	$—	$(246,583)	$—	$(246,583)	$2,341,021	$—	$2,341,021

Alternative Strategies Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$236,193	$—	$155,894	$431,524	$823,611	$—	$(545,115)	$(130,548)	$—	$(675,663)	$147,948	$(147,948)	$—
Barclays Bank plc	—	—	78,729	—	78,729	—	(99,974)	—	—	(99,974)	(21,245)	—	(21,245)
Commonwealth Bank of Australia Sydney	—	—	—	146,894	146,894	—	—	—	—	—	146,894	—	146,894
Credit Suisse International	—	—	—	—	—	—	—	(181,082)	—	(181,082)	(181,082)	—	(181,082)
Deutsche Bank AG	713	—	56,770	302,893	360,376	—	(170,244)	(7,758)	—	(178,002)	182,374	(120,000)	62,374
Deutsche Bank Securities, Inc.	—	—	—	—	—	—	(2,658)	—	—	(2,658)	(2,658)	—	(2,658)
Goldman Sachs & Co.	185,795	—	—	2,557	188,352	—	—	(11,676)	(477,297)	(488,973)	(300,621)	300,621	—
Goldman Sachs International	—	—	8,521	—	8,521	—	—	—	—	—	8,521	—	8,521
J. P. Morgan Securities LLC	—	313,032	—	—	313,032	(272,585)	—	—	—	(272,585)	40,447	—	40,447
Morgan Stanley & Co.	1,440,404	—	726,450	542,230	2,709,084	—	—	(263,063)	(35,654)	(298,717)	2,410,367	—	2,410,367
Morgan Stanley Capital Services, Inc.	—	—	—	—	—	—	(42,849)	—	—	(42,849)	(42,849)	42,849	—

Total	$1,863,105	$313,032	$1,026,364	$1,426,098	$4,628,599	$(272,585)	$(860,840)	$(594,127)	$(512,951)	$(2,240,503)	$2,388,096	$75,522	$2,463,618

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Financial Futures Contracts. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At December 31, 2016, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
Muse Residences	$576,356

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$228,536,278	$673,059,702	$33,662,983	$1,447,405,013
Gross Tax Unrealized Appreciation	89,836,971	73,504,989	6,562,121	91,976,723
Gross Tax Unrealized Depreciation	(5,354,307)	(42,796,842)	(2,382,992)	(29,614,062)

Net Tax unrealized appreciation (depreciation) on investments	84,482,664	30,708,147	4,179,129	62,362,661
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	(1,797)	(144,204)	—	(2,636,686)

Net Tax unrealized appreciation (depreciation)	84,480,867	30,563,943	4,179,129	59,725,975

Undistributed Ordinary Income	—	19,819,215	—	5,231,283

Undistributed Long-Term Capital Gains	5,696,561	—	—	—

Capital Loss Carry Forward	—	(232,242,884)	(21,977,739)	(32,993,655)

Current Year Ordinay Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	—	—

Other Accumulated Losses	—	—	—	—

Total accumulated gain/(loss)	$90,177,428	$(181,859,726)	$(17,798,610)	$31,963,603

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, swap contracts, passive foreign investment company adjustments, straddle loss deferrals, partnership basis adjustments, organizational expenses and constructive sales.

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Expires 12/31/17	$—	$(89,568,027)	$(19,978,541)	$—
Perpetual Short-Term	—	(89,037,986)	(1,279,005)	(19,581,806)
Perpetual Long-Term	—	(53,636,871)	(720,193)	(13,411,849)

Total	$—	$(232,242,884)	$(21,977,739)	$(32,993,655)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Equity Fund*	$83,816	$(1,462,892)	$1,379,076
International Fund*	7,098,715	(7,098,715)	—
Smaller Companies Fund*	23,188	36,069	(59,257)
Alternative Strategies Fund*	(184,967)	185,730	(763)

*	The permanent differences primarily relate to paydowns, partnerships, foreign currency gains/losses, net operating losses, equalization adjustments, swap dividend reclass, tips adjustments and short dividend expense reclass.

Notes to Financial Statements	99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The tax composition of dividends (other than return of capital dividends), for the years ended December 31, 2016 and 2015 were as follows:

	2016		2015
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$2,509,596	$15,381,400	$1,894,726	$28,210,635
International Fund	28,813,724	—	20,534,121	—
Smaller Companies Fund	—	—	—	—
Alternative Strategies Fund	35,529,580	—	35,016,425	3,907,139

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, passive foreign investment company adjustments, and partnership adjustments.

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 5, 2017. Borrowings under this agreement bear interest at the higher of the federal funds rate or one month LIBOR plus 1.10% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also has a secured $100,000,000 line of credit for the Alternative Strategies Fund with its custodian expiring on July 27, 2017. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate and one-month libor plus spread of 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays a tiered commitment fee (0.15%/0.20% based on usage) on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2016, the interest expense was $8,852 for Equity Fund and $32,727 for International Fund. For the year ended December 31, 2016, there were no borrowings for the Smaller Companies Fund and Alternative Strategies Fund, and there was no balance outstanding at the end of the year. The Equity Fund and International Fund don’t have any outstanding balance at December 31, 2016. The average borrowing for the year ended December 31, 2016 for the Equity Fund and International Fund for the period the line was drawn was $10,647,619 and $6,778,559, at an average borrowing rate of 1.4252% and 1.5153%, respectively.

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

100	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

•	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Notes to Financial Statements	101

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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OTHER INFORMATION

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Other Information	103

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OTHER INFORMATION – (Continued)

Board Consideration of and Continuation and Renewal of Investment Advisory Agreements

At an in-person meeting held on December 9, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2017 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each of the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, Sands Capital Management, LLC, and Wells Capital Management Inc. (“Wells”) with respect to the Equity Fund; (b) each of Harris, Lazard Asset Management LLC, Northern Cross, LLC, and Thornburg Investment Management, Inc. with respect to the International Fund; (c) each of Cove Street Capital, LLC, First Pacific Advisors, LLC (“First Pacific”), and Wells with respect to the Smaller Companies Fund; and (d) each of DoubleLine Capital LP, First Pacific, Loomis, Sayles & Company, L.P., Passport Capital, LLC, and Water Island Capital, LLC with respect to the Alternative Strategies Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2018 of (1) the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”) and (2) the Operating Expenses Limitation Agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Advisor (the “Alternative Strategies Fund Expenses Limitation Agreement,” and collectively with the Advisory Agreements and the Fee Waiver Agreement, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the approval or renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Board also noted that it had received extensive information about, and in-person presentations from, various members of senior management at the Advisor regarding the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meeting, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s Chief Compliance Officer (“CCO”), and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including those members of the Board who are “interested persons” of the Trust within the meaning of the 1940 Act, as well as the Independent Trustees themselves have made significant investments in the Funds.

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The Independent Trustees also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees noted the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor and the value of goodwill between the Advisor and each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, a report assembled by Keil Fiduciary Strategies LLC (“KFS”), a third-party research provider not affiliated with the Advisor (the “KFS Report”). The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Blend Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund outperformed the Equity Morningstar Category for the three-year, five-year, ten-year and fifteen-year periods ended September 30, 2016 and underperformed the Equity Market Benchmark for the same periods. But the Equity Fund matched the Equity Market Benchmark for the period since inception. The Equity Fund also underperformed the KFS Peer Group for the same time periods, except for the three-year period, during which it performed in line with the KFS Peer Group. The Independent Trustees found that the performance of the Institutional shares of the Equity Fund exceeded the average return of the Equity Morningstar Category for the one-year, three-year, five-year, ten-year and fifteen-year periods ended September 30, 2016.

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI ACWI ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund underperformed the International Market Benchmark and the International Fund Benchmarks for the one-year, three-year and five-year periods ended September 30, 2016. While the International Fund outperformed the International Market Benchmark and the International Morningstar Category for the ten-year and fifteen-year periods ended September 30, 2016, it underperformed the KFS Peer Group for those same periods. The Independent Trustees found that the performance of the Institutional shares of the International Fund fell below the average return for the International Morningstar Category for the one-year, three-year and five-year periods ended September 30, 2016, but exceeded that average for the ten-year and fifteen-year periods.

For the Smaller Companies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Index (the “Smaller Companies Market Benchmark”); (2) the Morningstar Small Blend Category (the “Smaller Companies Morningstar Category”); and (3) the KFS Peer Group for the Smaller Companies Fund (together with the Smaller Companies Morningstar Category, the “Smaller Companies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Smaller Companies Fund underperformed the Smaller Companies Fund Benchmarks and the Smaller Companies Market Benchmark for the one-year, three-year, five-year and ten-year periods ended September 30, 2016. The Independent Trustees found that the performance of the Institutional shares of the Smaller Companies Fund fell below the average return for the Smaller Companies Morningstar Category for the one-year, three-year, five-year and ten-year periods.

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For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Bloomberg Barclays U.S. Aggregate Bond Index (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Alternative Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks for the one-year, three-year and five-year periods ended September 30, 2016 and outperformed the Alternative Strategies Market Benchmark for the one-year and five-year periods ended September 30, 2016. The Independent Trustees found that the performance of the Institutional shares of the Alternative Strategies Fund exceeded the average return of the Alternative Strategies Morningstar Category for the one-year, three-year and five-year periods ended September 30, 2016.

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, and interactions with Sub-Advisors, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance and services of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies, KFS had attempted to include funds that are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, such as distribution channels and investment strategies or approaches.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund (other than the Alternative Strategies Fund) are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund. The Independent Trustees observed that the Equity Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group mostly because of its higher advisory fee. The Independent Trustees noted that the International Fund has an advisory fee that is slightly higher than the average and the median of its KFS Peer Group, while the Fund’s other operating expenses are slightly lower than the average other operating expenses for the KFS Peer Group and significantly lower than the average other operating expenses for the Morningstar peer group. The Independent Trustees also noted that the International Fund’s total expense ratio was lower than the average expense ratio for the Morningstar peer group. The Independent Trustees also observed that, despite a fee waiver, the Smaller Companies Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group mostly because of the Fund’s transfer agency and other expenses and smaller than average asset size. The Independent Trustees further noted that while the Alternative Strategies Fund has an advisory fee that is slightly higher than the average of the Morningstar peer group, it is lower than the average of its KFS Peer Group and its other expenses are lower than average compared to the funds in its Morningstar peer group and KFS Peer Group. The Independent Trustees agreed that the Funds’ use of the manager of managers structure is a primary contributor to the relatively high advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are justified by the long-term performance results of the Funds and potential performance results.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees noted that the Fee Waiver Agreement was most recently amended effective May 20, 2013 to reduce expenses by further increasing the amount of fee waivers for certain Funds under the Fee Waiver Agreement. With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Advisor has been waiving a

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portion of the advisory fee payable by the Fund and/or reimbursing a portion of the Fund’s operating expenses each year since its inception in order to ensure that its operating expenses do not exceed the operating expense cap specified in the Alternative Strategies Fund Expenses Limitation Agreement.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are significantly different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. The Independent Trustees also noted that the fees charged by the Sub-Advisors are discounted relative to the fees the Sub-Advisors charge to their own funds and separately managed accounts, and that the Advisor from time to time attempts to renegotiate lower fees with the Sub-Advisors. Given the existence of arm’s length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived substantial advisory fees otherwise payable under the Investment Advisory Agreement over the most recent year, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including new hires when needed. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

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5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, securities sold short, financial futures contracts, swaps, written options and forward foreign currency exchange contracts of Litman Gregory Funds Trust comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Litman Gregory Funds Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 14, 17 through 24, 27 through 32, 34 through 47, and 103 through 118, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2017

Report of Independent Registered Public Accounting Firm	109

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

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INDEX DEFINITIONS – (Continued)

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex-U.S. Large-Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The Russell Global Large-Cap Index offers investors access to the large-cap segment of the entire global equity market. The Russell Global Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

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INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

5.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

6.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

7.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

8.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

9.	Capex (capital expenditures) are expenditures creating future benefits.

10.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

11.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

12.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

13.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

14.	Correlation is a statistical measure of how two securities move in relation to each other.

15.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

16.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

17.	Diversification is the spreading of risk by putting assets in several categories of investments.

18.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

19.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

20.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

21.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

22.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

23.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

24.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

25.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

26.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

28.	Forex (FX) is the market in which currencies are traded.

29.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

30.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

31.	The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

32.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

33.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

34.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

35.	An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

36.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

37.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

38.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

39.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

40.	Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

41.	Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

42.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

43.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

44.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

45.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Industry Terms and Definitions	113

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

46.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

47.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

48.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

49.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

50.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

51.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

52.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

53.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

54.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

55.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

56.	Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

57.	Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

58.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

59.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

60.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

61.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

62.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

63.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

64.	Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

65.	A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

66.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

67.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

68.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

69.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

70.	Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date

71.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

72.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

73.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

74.	Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

75.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

76.	Z Bonds are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	115

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	100.00
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	22.65

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	5.75
Litman Gregory Masters Smaller Companies Fund	0.00
Litman Gregory Masters Alternative Strategies Fund	16.70

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2016.

Litman Gregory Masters Equity Fund	$16,738,344
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2016, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	76.65%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Litman Gregory Masters Equity Fund	0.00%
Litman Gregory Masters International Fund	0.00%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	0.00%

For the year ended December 31, 2016, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$2,350,536	$0.0370	93.26%

116	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; and Vice President and Director, WildCare Bay Area (wildlife rehabilitation) since 2007.	4	Forward Funds (25 portfolios) Salient MS Funds (4 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (10 portfolios)
Taylor M. Welz 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning) since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None

Trustee and Officer Information	117

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TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Kenneth E. Gregory** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1957)	Trustee and Chairman of the Board	Open-ended term; served since inception	President of the Advisor; Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of Litman Gregory Asset Management, LLC from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	4	None
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	President and Trustee	Open-ended term; served as a Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Steven Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

118	Litman Gregory Funds Trust

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice	119

Advisor:

Litman Gregory Fund Advisors, LLC

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$126,725	$102,725
Audit-Related Services	$0	$0
Tax Fees	$19,600	$19,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$2,500	$2,500
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot President and Chief Executive Officer
Date:	March 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot President and Chief Executive Officer
Date:	March 2, 2017

By:	/s/ John Coughlan
John Coughlan Treasurer and Principal Financial Officer
Date:	March 2, 2017